                                                                   EXHIBIT 10.62



                                 LOAN AGREEMENT

                                      AMONG

                   WESTERN WIRELESS CORPORATION, as Borrower,

            THE FINANCIAL INSTITUTIONS WHOSE NAMES APPEAR AS LENDERS
                   ON THE SIGNATURE PAGES HEREOF, as Lenders,

                     TD SECURITIES (USA) INC., as Arranger,

          BANK OF AMERICA, N.A., THE CHASE MANHATTAN BANK, and BARCLAYS BANK PLC, as Co-Documentation Agents and Co-Syndication Agents,

          DRESDNER BANK, AG, NEW YORK and GRAND CAYMAN BRANCHES, FIRST
            UNION NATIONAL BANK, FLEET NATIONAL BANK, GOLDMAN SACHS
              CREDIT PARTNERS LP, COOPERATIEVE CENTRALE-RAIFFEISEN
             BOERENLEENBANK B.A. "RABOBANK INTERNATIONAL", NEW YORK
        BRANCH, and UNION BANK OF CALIFORNIA, N.A., as Managing Agents,

             SKANDINAVISKA ENSKILDA BANKEN AB and U.S. BANK NATIONAL
                           ASSOCIATION, as Co-Agents,

                                       AND

            TORONTO DOMINION (TEXAS), INC., as Administrative Agent;

                                   DATED AS OF

                                 APRIL 25, 2000

ARTICLE 1.  DEFINITIONS..............................................................1

ARTICLE 2.  LOANS...................................................................22

        Section 2.    The Loans.....................................................22

               (a)    The Revolving A Loans.........................................22

               (b)    The Revolving B Loans.........................................22

               (c)    The Term A Loans..............................................23

               (d)    The Term B Loans..............................................23

               (e)    Incremental Facility..........................................23

        Section 2.2   Manner of Borrowing and Disbursement..........................24

        Section 2.3   Interest......................................................27

        Section 2.4   Repayment.....................................................28

        Section 2.5   Fees..........................................................31

        Section 2.6   Prepayments...................................................32

        Section 2.7   Borrower's Optional Cancellation of the Revolving Loan
                      Commitment....................................................33

        Section 2.8   Mandatory Prepayments From Permitted Asset Sales..............34

        Section 2.9   Notes; Loan Accounts..........................................35

        Section 2.10  Manner of Payment.............................................36

        Section 2.11  Reimbursement.................................................37

        Section 2.12  Pro Rata Treatment............................................37

        Section 2.13  Capital Adequacy..............................................38

        Section 2.14  Lender Tax Forms..............................................39

ARTICLE 3.  CONDITIONS PRECEDENT....................................................39

        Section 3.1   Conditions Precedent to Initial Advance ......................39

        Section 3.2   Conditions Precedent to Each Advance..........................42

ARTICLE 4.  REPRESENTATIONS AND WARRANTIES..........................................43

        Section 4.1   Representations and Warranties................................43

ARTICLE 5.  GENERAL COVENANTS.......................................................50

        Section 5.1   Preservation of Existence and Similar Matters.................50

        Section 5.2   Business; Compliance with Applicable Law......................51

        Section 5.3   Maintenance of Properties.....................................51

        Section 5.4   Accounting Methods and Financial Records......................51

        Section 5.5   Insurance.....................................................51

        Section 5.6   Payment of Taxes and Claims...................................52

        Section 5.7   Visits and Inspections........................................52

        Section 5.8   Payment of Indebtedness; Loans................................53

        Section 5.9   Use of Proceeds...............................................53

        Section 5.10  Real Estate...................................................53

        Section 5.11  Indemnity.....................................................53

        Section 5.12  Interest Rate Hedging.........................................54

        Section 5.13  Covenants Regarding Formation of Restricted Subsidiaries
                      and the Making of Acquisitions................................55

        Section 5.14  Designation of Unrestricted Subsidiaries as Restricted
                      Subsidiaries..................................................55

        Section 5.15  Payment of Wages..............................................56

ARTICLE 6.  INFORMATION COVENANTS...................................................56

        Section 6.1   Quarterly Financial Statements and Information ...............56

        Section 6.2   Annual Financial Statements and Information ..................57

        Section 6.3   Performance Certificates......................................57

        Section 6.4   Copies of Other Reports.......................................58

        Section 6.5   Notice of Litigation and Other Matters........................58

ARTICLE 7.  NEGATIVE COVENANTS......................................................59

        Section 7.1   Indebtedness of the Borrower and its Restricted
                      Subsidiaries..................................................59

        Section 7.2   Limitation on Liens...........................................60

        Section 7.3   Amendment and Waiver..........................................60

        Section 7.4   Liquidation, Merger, Disposition of Assets....................60

               (a)    Disposition of Assets.........................................60

               (b)    Liquidation or Merger.........................................61

        Section 7.5   Limitation on Guaranties......................................61

        Section 7.6   Investments and Acquisitions .................................61

               (a)    Cash Equivalents..............................................62

               (b)    Acquisitions..................................................62

               (c)    Employee Loans................................................63

               (d)    Seller Paper..................................................63

        Section 7.7   Restricted Payments and Purchases.............................64

        Section 7.8   Ratio of Operating Cash Flow to Cash Interest Expense.........64

        Section 7.9   Fixed Charge Coverage Ratio...................................65

        Section 7.10  Leverage Ratio................................................65

        Section 7.11  Annualized Operating Cash Flow to Pro Forma Debt
                      Service Ratio.................................................65

        Section 7.12  Affiliate Transactions........................................65

        Section 7.13  Real Estate...................................................66

        Section 7.14  ERISA Liabilities.............................................66

        Section 7.15  New Unrestricted Subsidiaries.................................66

        Section 7.16  Limitation on Preferred Stock of Restricted Subsidiaries......66

ARTICLE 8.  DEFAULT.................................................................67

        Section 8.1   Events of Default.............................................67

        Section 8.2   Remedies......................................................70

        Section 8.3   Payments Subsequent to Declaration of Event of Default........71

ARTICLE 9.  THE AGENTS..............................................................71

        Section 9.1   Appointment and Authorization.................................71

        Section 9.2   Interest Holders..............................................72

        Section 9.3   Consultation with Counsel.....................................72

        Section 9.4   Documents.....................................................72

        Section 9.5   Administrative Agent and Affiliates...........................72

        Section 9.6   Responsibility of the Administrative Agent....................72

        Section 9.7   Security Documents............................................73

        Section 9.8   Action by the Administrative Agent............................73

        Section 9.9   Notice of Default or Event of Default.........................73

        Section 9.10  Responsibility Disclaimed.....................................74

        Section 9.11  Indemnification...............................................74

        Section 9.12  Credit Decision...............................................75

        Section 9.13  Successor Administrative Agent................................75

               (a)    Resignation...................................................75

               (b)    Removal.......................................................75

        Section 9.14  Delegation of Duties..........................................76

        Section 9.15  Additional Agents.............................................76

ARTICLE 10. CHANGE IN CIRCUMSTANCES AFFECTING FIXED RATE ADVANCES...................76

        Section 10.1  Eurodollar Basis Determination Inadequate or Unfair...........76

        Section 10.2  Illegality....................................................76

        Section 10.3  Increased Costs...............................................77

        Section 10.4  Effect On Other Advances......................................78

ARTICLE 11. MISCELLANEOUS...........................................................79

        Section 11.1  Notices.......................................................79

        Section 11.2  Expenses......................................................80

        Section 11.3  Waivers.......................................................81

        Section 11.4  Set-Off.......................................................81

        Section 11.5  Assignment....................................................82

        Section 11.6  Accounting Principles.........................................84

        Section 11.7  Counterparts..................................................84

        Section 11.8  Governing Law.................................................84

        Section 11.9  Severability..................................................85

        Section 11.10 Interest......................................................85

        Section 11.11 Table of Contents and Headings................................85

        Section 11.12 Amendment and Waiver..........................................85

        Section 11.13 Entire Agreement..............................................86

        Section 11.14 Other Relationships...........................................86

        Section 11.15 Directly or Indirectly........................................86

        Section 11.16 Reliance on and Survival of Various Provisions................86

        Section 11.17 Senior Debt...................................................87

        Section 11.18 Obligations Several...........................................87

        Section 11.19 Confidentiality...............................................87

ARTICLE 12. WAIVER OF JURY TRIAL....................................................88

        Section 12.1  Waiver of Jury Trial..........................................88

                                    EXHIBITS

Exhibit A      -      Form of Borrower's Pledge Agreement
Exhibit B      -      Form of Certificate of Financial Condition
Exhibit C      -      Form of Performance Certificate
Exhibit D      -      Form of Request for Advance
Exhibit E-1    -      Form of Revolving A Note
Exhibit E-2           Form of Revolving B Note
Exhibit F      -      Form of Security Agreement
Exhibit G      -      Form of Subordination Agreement
Exhibit H      -      Form of Subsidiary Guaranty
Exhibit I      -      Form of Subsidiary Pledge Agreement
Exhibit J      -      Form of Subsidiary Security Agreement
Exhibit K-1    -      Form of Term A Note
Exhibit K-2    -      Form of Term B Note
Exhibit L      -      Form of Use of Proceeds Letter
Exhibit M      -      Form of Borrower's Loan Certificate
Exhibit N      -      Form of Subsidiary Loan Certificate (Corporation)
Exhibit O      -      Form of Subsidiary Loan Certificate (Partnership)
Exhibit P      -      Form of Subsidiary Loan Certificate (Limited Liability
                      Company)
Exhibit Q      -      Form of Assignment and Assumption Agreement

                                    SCHEDULES

Schedule 1     -      Subsidiaries (including designation of Subsidiaries as
                      Restricted Subsidiaries and Unrestricted Subsidiaries) and
                      Investments of the Borrower
Schedule 2     -      Licenses and IOAs
Schedule 3     -      Liens of Record as of the Agreement Date
Schedule 4-A   -      Allocation of Revolving A Commitment among certain of the
                      Lenders, Revolving A Commitment Ratios, and such Lenders'
                      Addresses for Notice
Schedule 4-B   -      Allocation of Revolving B Commitment among certain of the
                      Lenders, Revolving B Commitment Ratios, and such Lenders'
                      Addresses for Notice
Schedule 4-C   -      Allocation of Term A Loans among certain of the Lenders
                      and such Lenders' Addresses for Notice
Schedule 4-D   -      Allocation of Term B Loans among certain of the Lenders
                      and such Lenders' Addresses for Notice
Schedule 5     -      Shareholders owning more than 5% of the Borrower as of the
                      Agreement Date
Schedule 6     -      Compliance with Other Loan Documents and Contemplated
                      Transactions
Schedule 7     -      Issues Pertaining to Necessary Authorizations and Licenses
Schedule 8     -      Litigation
Schedule 9     -      Liabilities and Losses
Schedule 10    -      Agreements with Affiliates, etc.
Schedule 11    -      Real Estate
Schedule 12    -      Guaranties of Obligations of Unrestricted Subsidiaries in
                      effect on the Agreement Date

                                 LOAN AGREEMENT


        THIS LOAN AGREEMENT (the "Loan Agreement") dated as of April __, 2000, is entered into by and among Western Wireless Corporation, a Washington corporation, as Borrower, Toronto Dominion (Texas), Inc., as Administrative Agent, the financial institutions whose names appear as lenders on the signature pages hereof, TD Securities (USA) Inc., as Arranger, Bank of America, N.A., The Chase Manhattan Bank, and Barclays Bank Plc, as Co-Documentation Agents and Co-Syndication Agents, Dresdner Bank, AG, New York and Grand Cayman Branches, First Union National Bank, Fleet National Bank, Goldman Sachs Credit Partners LP, Cooperatieve Centrale-Raiffeisen Boerenleenbank B.A. "Rabobank International", New York Branch, and Union Bank of California, N.A., as Managing Agents, and Skandinaviska Enskilda Banken AB and U.S. Bank National Association, as Co-Agents.



        The parties hereto hereby agree as follows as of the date first above written:

                                   ARTICLE 1.
                                   Definitions

        For the purposes of this Agreement:

        "Acquisition" shall mean (whether by purchase, exchange, issuance of stock or other equity or debt securities, merger, reorganization or any other method) (i) any acquisition by the Borrower or any of its Subsidiaries of any other Person, which Person shall then become consolidated with the Borrower or any such Subsidiary in accordance with GAAP, or (ii) any acquisition by the Borrower or any of its Subsidiaries of all or any substantial amount of the assets of any other Person. For purposes of the preceding sentence, an amount of assets shall be deemed to be "substantial" if such assets have a fair market value in excess of $1,000,000; provided, however, that the purchase of equipment and other goods and services in the ordinary course of business shall not be deemed to be "Acquisitions."

        "Administrative Agent" shall mean Toronto Dominion (Texas), Inc., as Administrative Agent for the Lenders, together with any successor Administrative Agent hereunder.

        "Administrative Agent's Office" shall mean the office of Toronto Dominion (Texas), Inc., as Administrative Agent hereunder, located at 909 Fannin Street, Suite 1700, Houston, Texas 77010, or such other office as may be designated pursuant to the provisions of Section 11.1 of this Agreement.

        "Advance" shall mean the aggregate amount advanced by the Lenders to the Borrower pursuant to Article 2 hereof on the occasion of any borrowing.

        "Affiliate" shall mean, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such first Person. For purposes of this definition, "control" when used with respect to any Person includes, without limitation, the direct or indirect beneficial ownership of more than ten percent (10%) of the voting securities or voting equity of such Person, or the power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Unless otherwise specified, "Affiliate" shall mean an Affiliate of the Borrower, and shall include the Unrestricted Subsidiaries.

        "Agents" shall mean, collectively, the Administrative Agent, the Arranger, the Co-Documentation Agents, the Co-Syndication Agents, the Managing Agents and the Co-Agents.

        "Agreement" shall mean this Loan Agreement.

        "Agreement Date" shall mean the date as of which this Agreement is dated.

        "Annualized Operating Cash Flow" shall mean, as of any calculation date, the product of Operating Cash Flow for the most recently-completed fiscal two-quarter period, multiplied by two (2).

        "Applicable Law" shall mean, in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, including, without limiting the foregoing, the Licenses, the Communications Act and all Environmental Laws, and all orders, decisions, judgments and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

        "Applicable Margin" shall mean the interest rate margin applicable to Advances hereunder as determined in accordance with Section 2.3(f) hereof.

        "Approved Fund" shall mean, with respect to any Lender, any fund that invests in commercial loans and is managed or advised by such Lender or an Affiliate of such Lender, or by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

        "Arranger" shall mean TD Securities (USA) Inc, in its capacity as arranger hereunder.

        "Authorized Signatory" shall mean such senior officers of the Borrower as may be duly authorized and designated in writing by the Borrower to execute documents, agreements and instruments on behalf of the Borrower.

        "Base Rate" shall mean, at any time, the higher of (a) the rate of interest adopted by the Administrative Agent as the reference rate for the determination of interest rates for loans of varying maturities in Dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by The Toronto-Dominion Bank, New York Branch as its "base rate" or "prime rate," or (b) the Federal Funds Rate plus one-half of one percent (0.5%). The Base Rate is not necessarily the lowest rate of interest charged to borrowers of the Administrative Agent or its Affiliates.

        "Base Rate Advance" shall mean an Advance which the Borrower requests to be made as a Base Rate Advance or is reborrowed as a Base Rate Advance, and which bears interest at the Base Rate Basis, in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $5,000,000 and in an integral multiple of $1,000,000.

        "Base Rate Basis" shall mean a simple interest rate equal to the sum of
(i) the Base Rate and (ii) the Applicable Margin. The Base Rate Basis shall be adjusted automatically as of the opening of business on the effective date of each change in the Base Rate to account for such change and shall also be changed to reflect adjustments in the Applicable Margin.

        "Borrower" shall mean Western Wireless Corporation, a Washington corporation.

        "Borrower's Pledge Agreement" shall mean that certain Borrower's Pledge Agreement of even date herewith between the Borrower and the Administrative Agent, substantially in the form of Exhibit B attached hereto, pursuant to which the Borrower has pledged to the Administrative Agent all stock owned by it.

        "BTA" means the unit of division (of which there are 493) for the United States of America, devised by Rand McNally based upon geography, population and other factors, which units form the basis for the auction by the FCC of a portion of the Licenses for PCS Systems for Basic Trading Areas, as defined by the FCC.

        "Business Day" shall mean a day on which banks and foreign exchange markets are open for the transaction of business required for this Agreement in London, Houston, and New York, as relevant to the determination to be made or the action to be taken.

        "Capital Expenditures" shall mean, in respect of any Person, expenditures for the purchase of tangible assets of long-term use which are capitalized in accordance with GAAP.

        "Capitalized Lease Obligation" shall mean that portion of any obligation of a Person as lessee under a lease which is required to be capitalized on the balance sheet of such lessee in accordance with GAAP.

        "Cash Interest Expense" shall mean, for any period, for the Borrower and its Restricted Subsidiaries, on a consolidated basis, cash interest paid or accrued in respect of Total Debt, together with amortization of fees associated therewith (other than fees payable prior to the Agreement Date), all as determined in accordance with GAAP and shall also include the interest component of payments for such period in respect of Capitalized Lease Obligations; provided, however, that each scheduled semi-annual interest payment on Permitted Debt shall be treated as two (2) equal quarterly payments (the first of which shall be deemed to have been paid on the date that is three (3) months prior to the semi-annual interest payment date on such Permitted Date).

        "Cellular System" means a cellular mobile radio telephone system constructed and operated in an MSA or an RSA (or any successor territorial designation) pursuant to a License therefor issued by the FCC.

        "Certificate of Financial Condition" shall mean a certificate, substantially in the form of Exhibit C attached hereto, signed by the chief financial officer of the Borrower, together with any schedules, exhibits or annexes appended thereto.

        "Change of Control" shall mean (i) directly or indirectly a sale, transfer, or other conveyance of all or substantially all of the assets of the Borrower, on a consolidated basis, to any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), excluding transfers or conveyances to or among the Borrower's Restricted Subsidiaries, as an entirety or substantially as an entirety in one transaction or series of related transactions, in each case with the effect that the Person or group of Persons that, as of the date of this Agreement, are not shareholders of the Borrower (or any Person or group of Persons that, as of the Agreement Date, are Affiliates of such shareholders) own more than 50% of the aggregate number of votes of all classes of capital stock of the Borrower which ordinarily have voting power for the election of directors, managers or trustees of the transferee entity immediately after such transaction, (ii) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), other than the shareholders of the Borrower as of the Agreement Date (or any Person or group of Persons that, as of the Agreement Date, are Affiliates of such shareholders), is or becomes the "beneficial owner" (as that term is used in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the aggregate number of votes of all classes of capital stock of the Borrower which ordinarily have voting power for the election of directors of the Borrower, or (iii) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the board of directors of the Borrower, together with any new directors whose election by such board or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the board of directors of the Borrower then in office.

        "Co-Agents" shall mean Skandinaviska Enskilda Banken AB and U.S. Bank National Association, in their respective capacities as co-agents hereunder.

        "Co-Documentation Agents" shall mean Bank of America N.A., The Chase Manhattan Bank, and Barclays Bank Plc, in their respective capacities as co-documentation agents hereunder.

        "Co-Syndication Agents" shall mean Bank of America N.A., The Chase Manhattan Bank, and Barclays Bank Plc, in their respective capacities as co-syndication agents hereunder.

        "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        "Collateral" shall mean any property of any kind provided as collateral for the Obligations under any of the Security Documents.

        "Commitments" shall mean, collectively, the Revolving Loan Commitment and any other commitment issued after the Agreement Date pursuant to Section 2.1(e) hereof.

        "Communications Act" shall mean the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as amended and as the same may be in effect from time to time.

        "Conduit Lender" shall mean any special purpose corporation organized and administered by any Lender for the purpose of making Loans hereunder otherwise required to be made by such Lender and designated by such Lender in a written instrument, subject to the consent of the Administrative Agent and the Borrower; provided that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the full rights and responsibilities to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided further that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 2.11, 2.13, or 9.11 or Article 10 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Revolving Loan Commitment hereunder.

        "Conversion Date" shall mean the date 364 days following the Agreement Date.

        "Debt Service" shall mean, for any period, the amount of Cash Interest Expense, together with scheduled principal repayments (excluding any repayments made or required to be made in accordance with Section 2.8 hereof) in respect of Indebtedness for Money Borrowed, of the Borrower and its Restricted Subsidiaries on a consolidated basis. For purposes of this definition, `principal' shall include the principal component of payments for such period in respect of Capitalized Lease Obligations.

        "Default" shall mean any Event of Default, and any of the events specified in Section 8.1, regardless of whether there shall have occurred any passage of time or giving of notice, or both, that would be necessary in order to constitute such event an Event of Default.

        "Default Rate" shall mean a simple per annum interest rate equal to the sum of the otherwise applicable Interest Rate Basis plus two percent (2%). With respect to amounts (other than principal) bearing interest at the Default Rate, for purposes of the foregoing sentence, the words "otherwise applicable Interest Rate Basis," shall be deemed to mean the Base Rate Basis.

        "Distribution Agreement" shall mean that certain Agreement and Plan of Distribution dated as of May 3, 1999 between the Borrower and VoiceStream Wireless Corporation.

        "Dollars" or "$" shall mean the basic unit of the lawful currency of the United States of America.

        "Environmental Laws" shall mean, with respect to any Person, all applicable federal, state and local laws, statutes, rules, regulations and ordinances, codes, common law, consent agreements to which such Person is a party or by which it is bound, orders, decrees, judgments and injunctions issued, promulgated, approved or entered thereunder affecting such Person or its property and relating to public health, safety or the pollution or protection of the environment, including, without limitation, those relating to releases, discharges, emissions, spills, leaching, or disposals to, on, or in air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls, asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited, or regulated substances, including, without limitation, any such provisions under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.).

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as in effect from time to time.

        "ERISA Affiliate" shall mean any Person, including a Subsidiary or an Affiliate of the Borrower, that is a member of any group of organizations (within the meaning of Code Sections 414(b), 414(c), 414(m), or 414(o)) of which the Borrower is a member.

        "Eurodollar Advance" shall mean an Advance which the Borrower requests to be made as a Eurodollar Advance or which is reborrowed as a Eurodollar Advance, and which bears interest at the Eurodollar Basis, in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $5,000,000 and in an integral multiple of $1,000,000.

        "Eurodollar Basis" shall mean a simple per annum interest rate (rounded upward, if necessary, to the nearest one-hundredth (1/100th) of one percent) equal to the sum of (a) the quotient of (i) the Eurodollar Rate divided by (ii) one minus the Eurodollar Reserve Percentage, stated as a decimal, plus (b) the Applicable Margin. The Eurodollar Basis shall apply to Interest Periods of one
(1), two (2), three (3), six (6), and, subject to availability, nine (9) and twelve (12) months, and, once determined, shall remain unchanged during the applicable Interest Period, except for changes to reflect adjustments in the Eurodollar Reserve Percentage and the Applicable Margin pursuant to Section 2.3(f) hereof. The Borrower may elect an Interest Period of nine (9) or twelve
(12) months for a Eurodollar Advance unless the Administrative Agent has been notified by at least one Lender that (i) such Lender does not have available to it funds for its portion of the proposed Advance which are not required for other purposes, or (ii) such funds are not available to such Lender at a rate at or below the Eurodollar Rate for such proposed Advance and Interest Period.

        "Eurodollar Rate" shall mean, for any Interest Period, the average of the interest rates per annum (rounded upward to the nearest one-sixteenth of one percent (1/16%)) which appear on Telerate Page 3750 as of 11:00 a.m. (London time), or, if unavailable, any generally accepted successor rate selected by the Administrative Agent, two (2) Business Days before the first day of such Interest Period, in an amount approximately equal to the principal amount of, and for a length of time approximately equal to the Interest Period for, the Eurodollar Advance sought by the Borrower.

        "Eurodollar Reserve Percentage" shall mean the percentage which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, as the maximum reserve requirement applicable with respect to Eurocurrency liabilities (as that term is defined in Regulation D), whether or not any Lender has any such Eurocurrency liabilities subject to such reserve requirement at that time. The Eurodollar Basis for any Eurodollar Advance shall be adjusted as of the effective date of any change in the Eurodollar Reserve Percentage.

        "Event of Default" shall mean any of the events specified in Section 8.1, provided that any requirement for notice or lapse of time or both has been satisfied.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended, and any successor act thereto.

        "FCC" shall mean the Federal Communications Commission, or any other similar or successor agency of the federal government administering the Communications Act.

        "Federal Funds Rate" shall mean, as of any date, the weighted average of the rates on overnight federal funds transactions with the members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent or its Affiliate from three (3) federal funds brokers of recognized standing selected by the Administrative Agent or its Affiliate.

        "Fee Letters" shall mean, collectively, those certain agreements dated as of the Agreement Date setting forth the applicable fees to be paid by the Borrower to the other parties to this Agreement in connection with the Loans and the Revolving Loan Commitment created hereunder.

        "Fixed Charge Coverage Ratio" shall mean on any calculation date, for the Borrower and its Restricted Subsidiaries on a consolidated basis, the ratio of (a) the sum (without double-counting) of (i) Operating Cash Flow for the most recently-completed four fiscal quarter period, plus (ii) the unused portion of the Revolving Loan Commitment which is available for borrowing as of the calculation date without causing a Default hereunder, plus (iii) cash on hand at the beginning of such fiscal period, to (b) Fixed Charges.

        "Fixed Charges" shall mean on any calculation date, for the Borrower and its Restricted Subsidiaries on a consolidated basis for the most recently completed fiscal four-quarter period, the sum of (a) Debt Service, plus (b) Capital Expenditures paid in cash, plus (c) cash income taxes paid, plus (d) Restricted Payments made as permitted under Section 7.7 hereof.

        "GAAP" shall mean generally accepted accounting principles in the United States, consistently applied.

        "Guaranty" or "Guaranteed," as applied to an obligation, shall mean and include (a) a guaranty, direct or indirect, in any manner, of all or any part of such obligation, and (b) any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, any reimbursement obligations with respect to outstanding letters of credit.

        "Incremental Facility" shall have the meaning assigned thereto in
Section 2.1(e).

        "Incremental Facility Loans" shall mean, collectively, the amount advanced by certain of the Lenders to the Borrower under the Incremental Facilities.

        "Indebtedness" shall mean, with respect to any Person, and without duplication, (a) all items, except items of partners' equity or capital stock or surplus or general contingency or deferred tax reserves, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, including, without limitation, secured non-recourse obligations of such Person, (b) all direct or indirect obligations of any other Person secured by any Lien to which any property or asset owned by such Person is subject, but only to the extent of the lower of
(i) the face amount of such obligations or (ii) the higher of the fair market value or the book value of the property or asset subject to such Lien if the obligation secured thereby shall not have been assumed, (c) all Capitalized Lease Obligations of such Person and all obligations of such Person with respect to leases constituting part of a sale and lease-back arrangement, and (d) all reimbursement obligations with respect to outstanding letters of credit, whether drawn or undrawn.

        "Indebtedness for Money Borrowed" shall mean, with respect to any Person, Indebtedness for money borrowed and Indebtedness represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments, all Indebtedness upon which interest charges are customarily paid, all Capitalized Lease Obligations, all reimbursement obligations with respect to outstanding letters of credit, all Indebtedness issued or assumed as full or partial payment for property or services (other than trade payables arising in the ordinary course of business, but only if and so long as such accounts are payable on customary trade terms), whether or not any such notes, drafts, obligations or Indebtedness represent Indebtedness for money borrowed, and, without duplication, Guaranties of any of the foregoing. For purposes of this definition, interest which is accrued but not paid on the scheduled due date for such interest shall be deemed Indebtedness for Money Borrowed.

        "Indemnitee" shall have the meaning ascribed to it in Section 5.11 hereof.

        "Initial Maturity Date" shall mean the earlier of (a) March 31, 2008, or
(b) such earlier date on which the payment of all outstanding Obligations shall be due (whether by acceleration or otherwise).

        "Interest Hedge Agreements" shall mean any interest rate swap, cap, collar, floor, caption or swaption agreements, or any similar arrangements designed to hedge the risk of variable interest rate volatility or to reduce interest costs, arising at any time between the Borrower, on the one hand, and any one or more of the Lenders, or any other Person (other than an Affiliate of the Borrower), on the other hand, as such agreement or arrangement may be modified, supplemented and in effect from time to time.

        "Interest Period" shall mean (a) in connection with any Base Rate Advance, the period beginning on the date such Advance is made or deemed continued and ending on the last Business Day of the calendar quarter in which such Advance is made or deemed continued, provided, however, that if a Base Rate Advance is made or deemed continued on the last day of any calendar quarter, it shall have an Interest Period ending on, and its Payment Date shall be, the last day of the following calendar quarter, and (b) in connection with any Eurodollar Advance, the term of such Advance selected by the Borrower or otherwise determined in accordance with this Agreement. Notwithstanding the foregoing, however, (i) any applicable Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless, with respect to Eurodollar Advances only, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any applicable Interest Period, with respect to Eurodollar Advances only, which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall (subject to clause (i) above) end on the last day of such calendar month, and (iii) no Interest Period shall extend beyond the Initial Maturity Date with respect to Interest Periods applicable to Revolving Loans and Term A Loans, the Maturity Date with respect to Interest Periods applicable to the Term B Loans or such earlier date as would interfere with the Borrower's repayment obligations hereunder. Interest shall be due and payable with respect to any Advance as provided in Section 2.3 hereof.

        "Interest Rate Basis" shall mean the Base Rate Basis or the Eurodollar Basis, as appropriate.

        "Investment" shall mean, with respect to any Person, any loan, advance or extension of credit (other than to customers in the ordinary course of business) by such Person to, or any Guaranty or other contingent liability with respect to the capital stock, Indebtedness or other obligations of, or any contributions to the capital of, any other Person, or any ownership, purchase or other acquisition by such Person of any interest in any capital stock, limited partnership interest, general partnership interest, or other securities of any such other Person, other than an Acquisition. "Investment" shall also include the total cost of any future commitment or other obligation binding on any Person to make an Investment or any subsequent Investment.

        "IOA" shall mean any Interim Operations Authorization issued to the Borrower or any of its Subsidiaries by the FCC, as listed on Schedule 2 hereto.

        "Lenders" shall mean the financial institutions whose names appear as "Lenders" on the signature pages hereof and any other Person which becomes a "Lender" hereunder after the Agreement Date; and "Lender" shall mean any one of the foregoing Lenders.

        "Leverage Ratio" shall mean, as of the end of any fiscal quarter, the ratio of Total Debt to Annualized Operating Cash Flow.

        "Licenses" shall mean any mobile telephone, cellular telephone, microwave, paging, personal communications service, or other license, authorization, certificate of compliance, franchise, approval or permit, other than any IOA for the construction or the operation of any Cellular System granted or issued by the FCC and held by the Borrower or any of its Restricted Subsidiaries, or by any Person in which the Borrower or any of its Restricted Subsidiaries has an Investment, all of which are listed (together with IOAs so designated) as of the Agreement Date on Schedule 2 hereto.

        "Lien" shall mean, with respect to any property, any mortgage, lien, pledge, negative pledge or other agreement not to pledge, assignment, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other similar encumbrance of any kind in respect of such property, whether created by statute, contract, the common law or otherwise, and whether or not choate, vested or perfected.

        "Loan Documents" shall mean this Agreement, any Notes, the Borrower's Pledge Agreement, the Security Agreement, the Subsidiary Security Agreement, the Subsidiary Guaranty, the Subsidiary Pledge Agreement, any Subordination Agreement, all legal opinions issued by counsel to the Borrower or any of its Subsidiaries, any reliance letters issued with respect to legal opinions, the Fee Letters, all Requests for Advance, all Interest Hedge Agreements between the Borrower, on the one hand, and the Administrative Agent or its Affiliate and the Lenders, or any of them, on the other hand, including any Interest Hedge Agreements entered into prior to the Agreement Date, and all other material documents and agreements executed or delivered in connection with or contemplated by this Agreement.

        "Loans" shall mean, collectively, the Revolving Loans and the Term Loans and, if any Incremental Facility is effected, the Incremental Facility Loans made under such Incremental Facility.

        "Majority Lenders" shall mean (i) at any time prior to the termination of the Commitments, Lenders the sum of whose Undrawn Commitments plus Loans outstanding, as applicable, equals or exceeds fifty and one-hundredth of one percent (50.01%) of the sum of the then existing Loans outstanding plus Undrawn Commitments hereunder on the date thereof, or (ii) at any time after the termination of the Commitments, Lenders the total of whose Loans outstanding equals or exceeds fifty and one-hundredth of one percent (50.01%) of the total principal amount of the Loans then outstanding hereunder.

        "Managing Agents" shall mean Dresdner Bank, AG, New York and Grand Cayman Branches, First Union National Bank, Fleet National Bank, Goldman Sachs Credit Partners LP, Cooperatieve Centrale-Raiffeisen Boerenleenbank B.A. "Rabobank International," New York Branch, and Union Bank of California, N.A., in their respective capacities as managing agents hereunder.

        "Materially Adverse Effect" shall mean (i) any material adverse effect upon the business, assets, liabilities, financial condition, results of operations, or properties of the Borrower and its Restricted Subsidiaries taken as a whole, or (ii) a material adverse effect upon the binding nature, validity, or enforceability of this Agreement, any Notes, and the other Loan Documents or upon the ability of the Borrower and its Restricted Subsidiaries to perform the payment obligations or other material obligations under this Agreement or any other Loan Document, or upon the value of the Collateral, taken as a whole or upon the rights, benefits or interests of the Lenders in and to the Loans or the rights of the Administrative Agent and the Lenders in the Collateral taken as a whole; in either case, whether resulting from any single act, omission, situation, status, event or undertaking, or taken together with other such acts, omissions, situations, statuses, events or undertakings.

        "Maturity Date" shall mean the earlier of (a) September 30, 2008, or (b) such earlier date on which the payment of all outstanding Obligations shall be due (whether by acceleration or otherwise).

        "MSA" shall mean any "metropolitan statistical area" as defined and modified by the FCC for the purpose of licensing public cellular radio telecommunications service systems.

        "MTA" shall mean any of the 51 "major trading areas" into which the United States of America is organized, as set forth in the Rand McNally 1992 Commercial Atlas & Marketing Guide, 123d Edition, at pages 38-39.

        "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

        "Necessary Authorizations" shall mean all approvals and licenses from, and all filings and registrations with, any governmental or other regulatory authority, including, without limiting the foregoing, the Licenses and all grants, approvals, licenses, filings and registrations under the Communications Act, necessary in order to enable the Borrower or any of its Restricted Subsidiaries to own, construct, maintain and operate Telecommunications Assets and Telecommunications Businesses and to make and hold Investments in other Persons who own, construct, maintain, and operate Telecommunications Assets and Telecommunications Businesses.

        "Net Income" shall mean, for the Borrower and its Restricted Subsidiaries on a consolidated basis, for any period, net income determined in accordance with GAAP.

        "Net Proceeds" shall mean, with respect to any sale, lease, transfer, swap or other disposition of assets or securities by the Borrower or any of its Restricted Subsidiaries, the aggregate amount of cash received for such assets or securities (including, without limitation, any payments received for non-competition covenants, consulting or management fees, and any portion of the amount received evidenced by a buyer promissory note or other evidence of Indebtedness), net of (i) amounts reserved, if any, for taxes payable with respect to any such sale (after application of any available losses, credits or other offsets), (ii) reasonable and customary transaction costs properly attributable to such transaction and payable by the Borrower or any of its Restricted Subsidiaries (other than to an Affiliate if not on an arms length basis) in connection with such sale, lease, transfer or other disposition of assets or securities, and (iii) until actually received by the Borrower or any of its Restricted Subsidiaries, any portion of the amount received held in escrow or evidenced by a buyer promissory note, or a non-compete agreement or covenant, management agreement or consulting agreement, for which compensation is paid over time. Upon receipt by the Borrower or any of its Restricted Subsidiaries of amounts referred to in item (iii) of the preceding sentence, such amounts shall then be deemed to be "Net Proceeds."

        "Net Proceeds Trust" shall have the meaning ascribed to such term in
Section 2.8(b) hereof.

        "Notes" shall mean, collectively, the Revolving Notes and the Term
Notes.

        "Obligations" shall mean (i) all payment and performance obligations of every kind, nature and description of the Borrower, its Restricted Subsidiaries, and any other obligors to the Lenders, Affiliates of the Lenders in connection with Interest Hedge Agreements, the Administrative Agent, or any of them, under this Agreement and the other Loan Documents (including any interest, fees and other charges on the Loans or otherwise under the Loan Documents that would accrue but for the filing of a bankruptcy action with respect to the Borrower, any such Restricted Subsidiary, or any such other obligor, whether or not such claim is allowed in such bankruptcy action), as they may be amended from time to time, or as a result of making the Loans, whether such obligations are direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising, and (ii) the obligation to pay an amount equal to the amount of any and all damage which the Lenders, the Administrative Agent, or any of them, may suffer by reason of a breach by the Borrower, any of its Restricted Subsidiaries, or any other obligor, of any obligation, covenant or undertaking with respect to this Agreement or any other Loan Document.

        "Operating Cash Flow" shall mean, for any fiscal quarter, for the Borrower and its Restricted Subsidiaries on a consolidated basis, Net Income for such quarter (after eliminating any extraordinary gains and losses, including gains and losses from the sale of assets, and minority interests, and equity in earnings (losses) of non-consolidated entities), plus, to the extent deducted or accrued in determining Net Income, the sum of each of the following for such quarter: (i) depreciation, amortization, and other non-cash charges, (ii) income tax expense, and (iii) interest expense. For purposes of the covenants set forth in Sections 7.8 through 7.11 hereof, if either the Borrower or any Restricted Subsidiary makes any Acquisition during a period in which Operating Cash

Flow is to be determined hereunder, such Operating Cash Flow will be determined on a pro forma basis as if such Acquisition were consummated on the first day of the relevant period.

        "Payment Date" shall mean the last day of any Interest Period.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

        "PCS System" shall mean a mobile communications system constructed and operated in a BTA or an MTA (or any successor territorial designations) pursuant to a License therefor issued by the FCC.

        "Performance Certificate" shall mean a certificate of the president or chief financial officer of the Borrower as to its financial performance, in substantially the form attached hereto as Exhibit D.

        "Permitted Asset Sale" shall mean the sale by the Borrower or any of its Restricted Subsidiaries of all or any substantial part of its or their assets as and to the extent permitted under Section 7.4(a) hereof.

        "Permitted Debt" shall mean Indebtedness for Money Borrowed permitted to be incurred and to remain outstanding by the Borrower and its Restricted Subsidiaries, pursuant to Section 7.1 hereof.

        "Permitted Investments" shall mean Investments described in and permitted to be made under Section 7.6 hereof.

        "Permitted Liens" shall mean, as applied to any Person:

               (a) Any Lien in favor of the Administrative Agent (for itself and for the ratable benefit of the Lenders) given to secure the Obligations;

               (b) (i) Liens on real estate for real estate taxes not yet delinquent and (ii) Liens for taxes, assessments, judgments, governmental charges or levies or claims the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on such Person's books, but only so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto and remain unstayed for a period of thirty (30) days after their commencement;

               (c) Liens of landlords, carriers, warehousemen, mechanics, laborers and materialmen incurred in the ordinary course of business for sums not yet due or being diligently contested in good faith, if reserves or appropriate provisions shall have been made therefor;

               (d) Liens incurred in the ordinary course of business in connection with worker's compensation and unemployment insurance;

               (e) Restrictions on the transfer of assets imposed by any of the Licenses as now in effect or by the Communications Act, any state laws, and any regulations thereunder;

               (f) Easements, rights-of-way, restrictions and other similar encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of such Person, or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness or other extensions of credit and which do not in the aggregate materially detract from the value of such properties or materially impair their use in the operation of the business of such Person;

               (g) Purchase money security interests, which are perfected automatically by operation of law, only for the period (not to exceed twenty
(20) days) of automatic perfection under the law of the applicable jurisdiction, and limited to Liens on assets so purchased;

               (h) Liens reflected by Uniform Commercial Code financing statements filed in respect of true leases; and

               (i) Any Liens of record which secure Indebtedness permitted under Section 7.1(c) and Section 7.1(d) hereof. Permitted Liens described in this subsection (i) are listed as of the Agreement Date on Schedule 3 attached hereto.

        "Permitted Tower Transactions" shall mean one or more sale and leaseback transactions, or any other transactions resulting in a material transfer of economic interests, that involve solely transmission towers and related assets used in the business of the Borrower or its Restricted Subsidiaries, provided that (i) the cumulative aggregate value of all consideration for all such transactions effected after the Agreement Date shall not exceed $200,000,000, and (ii) the terms and conditions of any such transaction shall be subject to the prior approval of the Administrative Agent, such approval not to be unreasonably withheld or delayed.

        "Person" shall mean an individual, corporation, limited liability company, association, partnership, joint venture, trust or estate, an unincorporated organization, a government or any agency or political subdivision thereof, or any other entity.

        "Plan" shall mean, with respect to any Person, an employee benefit plan within the meaning of Section 3(3) of ERISA or any other employee benefit plan maintained for employees of such Person.

        "Pro Forma Debt Service" shall mean projected Debt Service for the Borrower and its Restricted Subsidiaries on a consolidated basis with respect to the next succeeding fiscal four-quarter period following the calculation date, and after giving effect to any Interest Hedge Agreements and all Eurodollar Advances. For purposes of this definition, (i) it shall be assumed that the Indebtedness for Money Borrowed with respect to which Debt Service is being calculated shall remain at the level outstanding on the calculation date for the entire succeeding four fiscal-quarter period except to the extent of principal repayments required during such period, and (ii) where interest payments on Indebtedness for Money Borrowed for the fiscal four-quarter period immediately succeeding the calculation date are not fixed by way of Interest Hedge Agreements, Eurodollar Advances, or otherwise for the entire period, interest shall be calculated on such Indebtedness for Money Borrowed for periods for which interest payments are not so fixed at the lower of (y) the Base Rate Basis on the calculation date, or (z) the Eurodollar Basis which would be in effect on the calculation date for a Eurodollar Advance having a twelve-month Interest Period.

        "Register" shall have the meaning set forth in Section 11.5(c) hereof.

        "Remaining Dollar-Years" shall mean, with respect to any Indebtedness for Money Borrowed at any date, the sum of the products obtained by multiplying
(a) the amount of each remaining scheduled payment of principal (or in the case of a revolving credit facility, each scheduled reduction in the revolving credit commitment) by (b) the number of years (calculated to the nearest twelfth) which will elapse between such date and the making of the payment (or in the case of a revolving credit facility, such scheduled reduction in the revolving credit commitment).

        "Reportable Event" shall have the meaning set forth in Title IV of ERISA.

        "Request for Advance" shall mean a certificate designated as a "Request for Advance," signed by an Authorized Signatory requesting an Advance hereunder, which shall be in substantially the form of Exhibit E attached hereto and shall, among other things, (i) specify the date of the Advance, which shall be a Business Day, the amount of the Advance, the type of Advance, and, with respect to a Eurodollar Advance, the Interest Period selected by the Borrower, (ii) state that there shall not exist, on the date of the requested Advance both before and after giving effect thereto, a Default, and (iii) as to an Advance which will increase the principal amount of the Loans then outstanding, specify the use of the proceeds of the Advance being requested.

        "Restricted Payment" shall mean (i) any direct or indirect distribution, dividend or other cash payment by the Borrower or any of its Restricted Subsidiaries to any Person (other than to the Borrower or any other Restricted Subsidiary of the Borrower) on account of any general or limited partnership interest in, or ownership of any shares of capital stock or other securities of, the Borrower or any of its Restricted Subsidiaries; (ii) any payment in respect of Subordinated Debt of the Borrower or any Restricted Subsidiary; or (iii) any payment by the Borrower or any of its Restricted Subsidiaries to a

Person other than the Borrower or any of its Restricted Subsidiaries under any management or consulting agreement or other similar agreement or arrangement not entered into in the ordinary course of business.

        "Restricted Purchase" shall mean any payment by the Borrower or any of its Restricted Subsidiaries on account of the purchase, redemption or other acquisition or retirement of any general or limited partnership interest in, or shares of capital stock or other securities of, the Borrower or any of the Borrower's Restricted Subsidiaries, including, without limitation, any warrants or other rights or options to acquire shares of capital stock or partnership interests of the Borrower or any of the Borrower's Restricted Subsidiaries.

        "Restricted Subsidiaries" shall mean the Subsidiaries of the Borrower whose assets and capital stock are pledged as security for the Obligations which are designated as of the Agreement Date as Restricted Subsidiaries on Schedule 1 attached hereto, each of which shall be a signatory to the Subsidiary Guaranty and the Subsidiary Security Agreement. "Restricted Subsidiaries" shall also include Subsidiaries of the Borrower designated by the Borrower as Restricted Subsidiaries after the Agreement Date, pursuant to the provisions of Section 5.14(a) hereof.

        "Revolving A Commitment" shall mean the several obligations of certain of the Lenders to advance the sum of up to $500,000,000 to the Borrower on or after the Agreement Date, in accordance with their respective Revolving A Commitment Ratios and as such amount may be reduced from time to time, all pursuant to the terms hereof.

        "Revolving A Commitment Ratios" shall mean the percentages in which certain of the Lenders are severally bound to make Advances to the Borrower under the Revolving A Commitment, which percentages are set forth (together with dollar amounts) on Schedule 4-A attached hereto as of the Agreement Date and thereafter as set forth in the Register and shall equal, for any Lender, the Revolving A Commitment for such Lender divided by the aggregate Revolving A Commitments for all Lenders.

        "Revolving A Loans" shall mean, collectively, the amount advanced by certain of the Lenders to the Borrower under the Revolving A Commitment, not to exceed the amount of the Revolving A Commitment.

        "Revolving A Notes" shall mean those certain revolving promissory notes in the aggregate original principal amount of $500,000,000, one issued by the Borrower to each of the Lenders issuing a Revolving A Commitment that requests a promissory note, in accordance with each such Lender's Revolving A Commitment Ratio for the Revolving A Commitment, each one substantially in the form of Exhibit F-1 attached hereto, and any extensions, modifications, renewals or replacements of or amendments to any of the foregoing.

        "Revolving B Commitment" shall mean the several obligations of certain of the Lenders to advance the sum of up to $500,000,000 to the Borrower on or after the Agreement Date and on or prior to the Conversion Date, in accordance with their respective Revolving B Commitment Ratios and as such amount may be reduced from time to time, all pursuant to the terms hereof; provided, however, that for purposes of determining the Revolving Loan Commitment in the definition of "Majority Lenders," on any date of determination after the Conversion Date, the Revolving B Commitment shall be deemed to be the outstanding principal balance of Revolving B Loans as of such date of determination.

        "Revolving B Commitment Ratios" shall mean the percentages in which certain of the Lenders are severally bound to make Advances to the Borrower under the Revolving B Commitment, which percentages are set forth (together with dollar amounts) on Schedule 4-B attached hereto as of the Agreement Date and thereafter as set forth in the Register and shall equal, for any Lender, the Revolving B Commitment for such Lender divided by the aggregate Revolving B Commitments for all Lenders.

        "Revolving B Loans" shall mean, collectively, the amount advanced by certain of the Lenders to the Borrower under the Revolving B Commitment, not to exceed the amount of the Revolving B Commitment.

        "Revolving B Notes" shall mean those certain revolving promissory notes in the aggregate original principal amount of $500,000,000, one issued by the Borrower to each of the Lenders issuing a Revolving B Commitment that requests a promissory note, in accordance with each such Lender's Revolving B Commitment Ratio for the Revolving B Commitment, each one substantially in the form of Exhibit F-2 attached hereto, and any extensions, modifications, renewals or replacements of or amendments to any of the foregoing.

        "Revolving Loan Commitment" shall mean, collectively, the Revolving A Commitment and the Revolving B Commitment.

        "Revolving Loans" shall mean, collectively, the Revolving A Loans and the Revolving B Loans.

        "Revolving Notes" shall mean, collectively, the Revolving A Notes and the Revolving B Notes.

        "RSA" shall mean any "rural service area" as defined and modified by the FCC for the purpose of licensing public cellular radio telecommunications service systems.

        "Security Agreement" shall mean that certain Security Agreement of even date herewith between the Borrower and the Administrative Agent, substantially in the form of Exhibit G attached hereto.

        "Security Documents" shall mean the Borrower's Pledge Agreement, the Subsidiary Guaranty, the Subsidiary Pledge Agreement, the Security Agreement, the Subsidiary Security Agreement, the Assignment of Rights by Partner, any other agreement or instrument providing collateral for the Obligations whether now or hereafter in existence, and any filings, instruments, agreements, and documents related thereto or to this Agreement, and providing the Administrative Agent, for itself and for the ratable benefit of the Lenders, with Collateral for the Obligations.

        "Security Interest" shall mean all Liens in favor of the Administrative Agent, for itself and for the ratable benefit of the Lenders, created hereunder or under any of the Security Documents to secure the Obligations.

        "Senior Debt" shall mean for the Borrower and its Restricted Subsidiaries on a consolidated basis, the sum (without duplication) of their Indebtedness for Money Borrowed, other than Subordinated Debt.

        "Senior Subordinated Notes" means those certain 10 1/2% Western Wireless Corporation Senior Subordinated Notes due 2006 in the original principal amount of $200,000,000 and those certain 10 1/2% Western Wireless Corporation Senior Subordinated Notes due 2007 in the original principal amount of $200,000,000.

        "Subordinated Debt" shall mean (a) $400,000,000 of Subordinated Debt outstanding as of the Agreement Date consisting of the Senior Subordinated Notes; and (b) other subordinated Indebtedness for Money Borrowed of the Borrower, unsecured with respect to the Borrower and its Restricted Subsidiaries, subject to the following: (i) the Borrower shall, in a certificate provided on the date of incurrence of such subordinated Indebtedness for Money Borrowed, demonstrate its current and projected pro forma compliance (giving effect to the incurrence of such subordinated Indebtedness for Money Borrowed) with Sections 7.8, 7.9, 7.10, and 7.11; (ii) there shall be no repayment of the principal amount of such subordinated Indebtedness for Money Borrowed including any sinking fund payments or other principal payments until at least one year and one day after the Maturity Date; (iii) the final maturity of such subordinated Indebtedness for Money Borrowed must be at least one year and one day after the Maturity Date; (iv) such subordinated Indebtedness for Money Borrowed shall contain no covenants or provisions more restrictive, taken as a whole, on the Borrower and its Subsidiaries than those contained herein; and (v) the terms of subordination shall be (x) as set forth in the Subordination Agreement, (y) as in effect on the Agreement Date with respect to outstanding Subordinated Debt, or (z) as otherwise reasonably acceptable to the Majority Lenders.

        "Subordination Agreement" shall mean any Subordination Agreement between certain holders of Subordinated Debt, on the one hand, and the Administrative Agent, on the other hand, such Subordination Agreement to be substantially in the form of Exhibit H attached hereto.

        "Subsidiary" shall mean, as applied to any Person, (a) any corporation of which more than fifty percent (50%) of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership of which more than fifty percent (50%) of the outstanding partnership interests, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, or (b) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person. "Subsidiaries" as used herein, unless otherwise indicated, shall mean all Subsidiaries of the Borrower, including Restricted Subsidiaries and Unrestricted Subsidiaries. The Subsidiaries of the Borrower as of the Agreement Date are set forth on Schedule 1 attached hereto.

        "Subsidiary Guaranty" shall mean, collectively, that certain Subsidiary Guaranty of even date herewith in favor of the Administrative Agent, for itself and for the ratable benefit of the Lenders, given by each Restricted Subsidiary of the Borrower, substantially in the form of Exhibit I attached hereto, and any similar guaranty delivered pursuant to Section 5.13 hereof.

        "Subsidiary Pledge Agreement" shall mean, collectively, that certain Subsidiary Pledge Agreement of even date herewith between each Restricted Subsidiary of the Borrower having one or more of its own corporate Restricted Subsidiaries, on the one hand, and the Administrative Agent, on the other hand, substantially in the form of Exhibit J attached hereto, and any similar pledge agreement delivered pursuant to Section 5.13 hereof.

        "Subsidiary Security Agreement" shall mean, collectively, that certain Subsidiary Security Agreement of even date herewith between each of the Borrower's Restricted Subsidiaries, on the one hand, and the Administrative Agent, on the other hand, substantially in the form of Exhibit K attached hereto, and any similar security agreement delivered pursuant to Section 5.13 hereof.

        "Telecommunications Asset" shall mean any asset of a Telecommunications Business, including without limitation, a partnership, membership, stock or other equity interest in a Telecommunications Business.

        "Telecommunications Business" shall mean any business engaged in (a) transmitting, or providing services related to the transmission of, voice, video, or data through owned or leased wireline or wireless transmission facilities, including without limitation, a business engaged in the business of operating a Cellular System or a PCS System, (b) creating, developing, acquiring, constructing, installing, repairing, maintaining or marketing communications related systems, network equipment and facilities, software and other products, or (c) evaluating, owning, operating, participating in or pursuing another business related to any business described in clause (a) or (b) above (in the case of this clause (c), however, in a manner consistent with the Borrower's manner of business); provided, however, that the determination of what constitutes a Telecommunications Business shall be made in good faith by the board of directors of the Borrower.

        "Term A Loans" shall mean, collectively, the amounts advanced by certain of the Lenders to the Borrower in an aggregate amount of $500,000,000, as set forth on Schedule 4-C attached hereto.

        "Term A Notes" shall mean those certain term promissory notes in the aggregate original principal amount of $500,000,000, one issued to each of the Lenders listed on Schedule 4-C hereto that requests a promissory note, by the Borrower in the amount of each of such Lender's Term A Loan to the Borrower, each one substantially in the form of Exhibit L-1 attached hereto, and any extensions, modifications, renewals or replacements of or amendments to any of the foregoing.

        "Term B Loans" shall mean, collectively, the amounts advanced by certain of the Lenders to the Borrower in an aggregate amount of up to $600,000,000.

        "Term B Notes" shall mean those certain term promissory notes in the aggregate original principal amount of $600,000,000, one issued to each of the Lenders listed on Schedule 4-D hereto that requests a promissory note, by the Borrower in the amount of each of such Lender's Term B Loan to the Borrower, each one substantially in the form of Exhibit L-2 attached hereto, and any extensions, modifications, renewals or replacements of or amendments to any of the foregoing.

        "Term Loans" shall mean, collectively, the Term A Loans and the Term B Loans.

        "Term Notes" shall mean, collectively, the Term A Notes and the Term B Notes.

        "Total Debt" shall mean, for the Borrower and the Restricted Subsidiaries of the Borrower, on a consolidated basis as of any calculation date, the sum (without duplication) of (a) Senior Debt, plus (b) Subordinated Debt, plus (c) without double-counting, any Guaranties of Indebtedness permitted hereunder.

        "Undrawn Commitments" shall mean the undrawn amount of the Revolving Loan Commitment, together with the undrawn amount of all commitments issued under any and all of the Incremental Facilities.

        "Unrestricted Subsidiaries" shall mean the Subsidiaries of the Borrower designated as Unrestricted Subsidiaries on Schedule 1 attached hereto, together with any Subsidiaries of the Borrower created or acquired after the Agreement Date which are not Restricted Subsidiaries.

        "Use of Proceeds Letter" shall mean that certain Use of Proceeds Letter, substantially in the form of Exhibit M attached hereto, delivered to the Administrative Agent and the Lenders on the Agreement Date pursuant to Article 3 hereof.

        "Weighted Average Life to Maturity" shall mean, with respect to any Indebtedness for Money Borrowed at any date, the number of years obtained by dividing the Remaining Dollar-Years of such Indebtedness for Money Borrowed by the outstanding principal amount of such Indebtedness for Money Borrowed (or, in the case of a revolving credit facility, the maximum amount of revolving credit commitment, regardless of the amount of revolving loans then outstanding).

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

        Each definition of an agreement or instrument in this Article 1 shall include such agreement or instrument as amended, modified, renewed or restated from time to time in accordance herewith.

                                   ARTICLE 2.
                                     Loans

        Section 2.1   The Loans.

               (a) The Revolving A Loans. The Lenders who have issued a Revolving A Commitment agree, severally in accordance with their respective Revolving A Commitment Ratios and not jointly, upon the terms and subject to the conditions of this Agreement, to lend and re-lend to the Borrower, on and after the Agreement Date and prior to the Initial Maturity Date, amounts requested by the Borrower which, in the aggregate, do not exceed at any time the amount of the Revolving A Commitment. Advances under the Revolving A Commitment may be repaid and reborrowed as provided in Section 2.2 hereof in order to reborrow Eurodollar Advances for new Interest Periods or to otherwise effect changes in the Interest Rate Bases applicable to the Advances hereunder, or otherwise.

               (b) The Revolving B Loans .The Lenders who have issued a Revolving B Commitment agree, severally in accordance with their respective Revolving B Commitment Ratios and not jointly, upon the terms and subject to the conditions of this Agreement, to lend and re-lend to the Borrower, on and after the Agreement Date and prior to the Conversion Date, amounts requested by the Borrower which, in the aggregate, do not exceed at any time the amount of the Revolving B Commitment. Advances under the Revolving B Commitment may be repaid and reborrowed as provided in Section 2.2 hereof in order to reborrow Eurodollar Advances for new Interest Periods or to otherwise effect changes in the Interest Rate Bases applicable to the Advances hereunder, or otherwise; provided, however, that there shall be no increase in the aggregate principal amount outstanding under the Revolving B Commitment at any time after the Conversion Date.

               (c) The Term A Loans. The Lenders who have agreed to make Term A Loans agree, severally in accordance with their respective Term A Loan percentages as set forth on Schedule 4-C hereof and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower, on the Agreement Date, an aggregate amount not to exceed $500,000,000. After the Agreement Date, the Term A Loans will bear interest at the Eurodollar Basis or the Base Rate Basis as provided in Section 2.2 hereof.

               (d) The Term B Loans. The Lenders who have agreed to make Term B Loans agree, severally in accordance with their respective Term B Loan percentages as set forth on Schedule 4-D hereof and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower, on the Agreement Date, an aggregate amount not to exceed $600,000,000. After the Agreement Date, the Term B Loans will bear interest at the Eurodollar Basis or the Base Rate Basis as provided in Section 2.2 hereof.

               (e) Incremental Facility. Subject to all the terms of this Agreement and so long as no Default exists and is then continuing, from time to time on and after the Agreement Date, the Borrower may incur additional Indebtedness hereunder in the form of a revolving credit or term loan facility (an "Incremental Facility", and all such facilities, the "Incremental Facilities") in an aggregate principal amount that, when added to the aggregate principal amount of any previously extended Incremental Facilities, does not exceed $500,000,000. Each Incremental Facility shall (i) share in the Collateral to the same extent as the other Loans, (ii) be entitled to prepayments pursuant to Section 2.8 to the same extent as the other Loans, and (iii) not be secured by any collateral other than the Collateral or guaranteed by any Person other than pursuant to the Loan Documents. The interest rate, commitment fee rate, amortization schedule and maturity date for each Incremental Facility shall be as agreed upon between any Lenders agreeing to provide such Incremental Facility and the Borrower; provided, however, that the Weighted Average Life to Maturity of such Incremental Facility shall in no event be shorter than the Weighted Average Life to Maturity of, collectively, the Revolving A Loans (which for such purposes shall be deemed outstanding in the amount of the then applicable Revolving A Commitment), the Revolving B Loans (which for such purposes shall be deemed outstanding in the amount of the then applicable Revolving B Commitment until the Conversion Date and thereafter the actual amount of the Revolving B Loans outstanding), the Term A Loans and the Term B Loans on a combined basis (excluding any other Incremental Facility). The lenders and the loans under each Incremental Facility will be "Lenders" and "Loans" for all purposes of this Agreement and the other Loan Documents. The Incremental Facility will be documented pursuant to an amendment to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Person providing a commitment to the Incremental Facility and the Administrative Agent. Such amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary in the opinion of the Administrative Agent, to effect the provisions of this

Section 2.1(e). An Incremental Facility may be established at any time at the request of the Borrower, upon notice to the Administrative Agent, and subject only to the agreement of Persons who, in their sole discretion, choose to participate in such Incremental Facility. No Lender shall have any obligation to participate in any Incremental Facility unless and until it commits to do so. At the request of the Borrower, the Administrative Agent shall provide other lenders with an opportunity to commit to each Incremental Facility, and such other lenders shall become Lenders hereunder pursuant to a joinder agreement reasonably satisfactory to the Administrative Agent and the Borrower.

        Section 2.2   Manner of Borrowing and Disbursement.

               (a) Choice of Interest Rate, Etc. Any Advance under the Revolving Loan Commitment shall, at the option of the Borrower, be made as a Base Rate Advance, or, subject to Article 10 hereof and except for the first two (2) Business Days after the Agreement Date, a Eurodollar Advance; provided, however, that at such time as there shall have occurred and be continuing a Default hereunder, the Borrower shall not have the right to borrow or to re-borrow any Eurodollar Advances under the Revolving Loan Commitment, and all subsequent Advances under the Revolving Loan Commitment shall be made as Base Rate Advances. Any Advance as a Term Loan shall, at the option of the Borrower, be made as a Base Rate Advance, or, subject to the provisions of Article 10 hereof and except for the first two (2) Business Days after the Agreement Date, a Eurodollar Advance; provided, however, that at such time as there shall have occurred and be continuing a Default hereunder, the Borrower shall not have the right to borrow or re-borrow any Eurodollar Advance and upon expiration of any Eurodollar Advance, such Advance shall be reborrowed as a Base Rate Advance. Any notice given to the Administrative Agent in connection with a requested Advance hereunder shall be given to the Administrative Agent prior to 11:30 a.m. (Houston time) in order for such Business Day to count toward the minimum number of Business Days required.

               (b) Base Rate Advances.

                      (i) Initial Advances. The Borrower shall give the
               Administrative Agent in the case of Base Rate Advances at least one (1) Business Day's irrevocable prior written notice in the form of a Request for Advance, or telephonic notice followed immediately by a Request for Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given.

                      (ii) Repayments and Reborrowings. Upon at least one (1),
               with respect to items (A) and (C) of this sentence, or three (3), with respect to item (B) of this sentence, Business Days' irrevocable prior written notice to the Administrative Agent, the Borrower may repay or prepay a Base Rate Advance without regard to its Payment Date and (A) reborrow all or a portion of the principal amount thereof as one or more Base Rate

               Advances, (B) reborrow all or a portion of the principal thereof as one or more Eurodollar Advances, or (C) not reborrow all or any portion of such Base Rate Advance at that time. On the date indicated by the Borrower, such Base Rate Advance shall be so repaid and, as applicable, reborrowed.

               (c) Eurodollar Advances.

                      (i) Initial Advances. The Borrower shall give the
               Administrative Agent in the case of Eurodollar Advances at least three (3) Business Days' irrevocable prior written notice in the form of a Request for Advance, or telephonic notice followed immediately by a Request for Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given. The Administrative Agent, whose determination shall be conclusive absent manifest error, shall determine the available Eurodollar Bases and shall notify the Borrower of such Eurodollar Bases. The Borrower shall promptly notify the Administrative Agent by telephone or telecopy, and shall immediately confirm any such telephonic notice in writing, of its selection of a Eurodollar Basis and Interest Period for such Advance; provided, however, that the Borrower's failure to confirm any such telephonic notice in writing shall not invalidate any notice so given

                      (ii) Repayments and Reborrowings. At least three (3)
               Business Days prior to the Payment Date for a Eurodollar Advance, the Borrower shall give the Administrative Agent written notice specifying whether all or a portion of such Eurodollar Advance outstanding on the Payment Date (A) is to be repaid and then reborrowed in whole or in part as a Eurodollar Advance, and the Interest Period selected, (B) is to be repaid and then reborrowed in whole or in part as a Base Rate Advance, or (C) is to be repaid and not reborrowed at that time. Upon such Payment Date such Eurodollar Advance will, subject to the provisions hereof, be so repaid and, as applicable, reborrowed.

               (d) Notification of Lenders. Upon receipt of a Request for Advance, or a notice from the Borrower with respect to a selection of an Interest Period, or a notice from the Borrower with respect to any outstanding Advance prior to the Payment Date for such Advance, the Administrative Agent shall promptly notify each Lender by telephone or telecopy of the contents thereof and the amount of such Lender's portion of the Advance. Each Lender shall, not later than 2:30 p.m. (Houston time) on the date of borrowing specified in such notice, make available to the Administrative Agent at the Administrative Agent's Office, or at such account as the Administrative Agent shall designate, the amount of its portion of any Advance which represents an additional borrowing hereunder in immediately available funds.

               (e) Disbursement.

                      (i) Prior to 3:00 p.m. (Houston time) on the date of an
               Advance hereunder, the Administrative Agent shall, subject to the satisfaction of any applicable conditions set forth in Article 3 hereof, disburse the amounts made available to it by the Lenders in like funds by (a) transferring the amounts so made available by wire transfer pursuant to the Borrower's instructions, or (b) in the absence of such instructions, crediting the amounts so made available to the account of the Borrower maintained with the Administrative Agent.

                      (ii) Unless the Administrative Agent shall have received
               notice from a Lender prior to 2:30 p.m. (Houston time) on the date of any Advance that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Advance, the Administrative Agent may assume that such Lender has made or will make such portion available to the Administrative Agent on the date of such Advance and the Administrative Agent may in its sole discretion and in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent the Lender does not make such ratable portion available to the Administrative Agent, such Lender agrees to repay to the Administrative Agent on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at the Federal Funds Rate for the first three (3) days and thereafter at the Federal Funds Rate plus one percent (1%).

                      (iii) If such Lender shall repay to the Administrative
               Agent such corresponding amount, such amount so repaid shall constitute such Lender's portion of the applicable Advance for purposes of this Agreement. If such Lender does not repay such corresponding amount immediately upon the Administrative Agent's demand therefor, the Administrative Agent shall notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent, together with interest thereon. The failure of any Lender to fund its portion of any Advance shall not relieve any other Lender of its obligation hereunder to fund its respective portion of the Advance on the date of such borrowing, but no Lender shall be responsible for any such failure of any other Lender.

                      (iv) In the event that, at any time when the Borrower is
               not in Default and has satisfied all applicable conditions set forth in Article 3 hereof, a Lender for any reason fails or refuses to fund its portion of an Advance, then, until such time as such Lender has funded its portion of such Advance, or all other Lenders have received payment in full (whether by repayment or prepayment) of the principal and interest due in respect of such Advance, such non-funding Lender shall not have the right
               (i) to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document and the amount of the Loans outstanding and Undrawn Commitments, as applicable, or Loans, as applicable, held by such Lender shall not be counted as outstanding for purposes of determining "Majority Lenders" hereunder, and (ii) to receive payments of principal, interest or fees from the Borrower in respect of its unfunded portion of Advances.

        Section 2.3   Interest.

               (a) On Base Rate Advances. Interest on each Base Rate Advance shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed and shall be payable at the Base Rate Basis for such Advance, in arrears on the applicable Payment Date for the period through the date immediately preceding such Payment Date. Interest on Base Rate Advances then outstanding shall also be due and payable on the Initial Maturity Date with respect to Revolving Loans and Term A Loans and the Maturity Date with respect to the Term B Loans.

               (b) On Eurodollar Advances. Interest on each Eurodollar Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed and shall be payable at the Eurodollar Basis for such Advance, in arrears on the applicable Payment Date for the period through the day immediately preceding such Payment Date, and, in addition, if the Interest Period for a Eurodollar Advance exceeds three (3) months, interest on such Eurodollar Advance shall also be due and payable in arrears on every three-month anniversary of the beginning of such Interest Period. Interest on Eurodollar Advances then outstanding shall also be due and payable on the Initial Maturity Date with respect to Revolving Loans and Term A Loans and the Maturity Date with respect to the Term B Loans.

               (c) Interest if No Notice of Selection of Interest Rate Basis. With respect to any Advance, if the Borrower fails to give the Administrative Agent timely notice of its selection of a Eurodollar Basis, or if for any reason a determination of a Eurodollar Basis for any Advance is not timely concluded, the Base Rate Basis shall apply to such Advance.

               (d) Interest Upon Default. Immediately upon the occurrence of an Event of Default hereunder, the outstanding principal balance of the Loans, together with accrued and unpaid interest and other unpaid sums, shall bear interest at the Default Rate. Such interest shall be payable on demand and shall accrue until the earliest of (a) waiver or cure (to the satisfaction of the Lenders required under Section 11.12 hereof to waive or cure) of the applicable Event of Default, or (b) agreement by the Majority Lenders to rescind the charging of interest at the Default Rate, or (c) payment in full of the Obligations.

               (e) Eurodollar Advances. At no time may the number of outstanding Eurodollar Advances exceed sixteen (16).

               (f) Applicable Margin.

                      (i) With respect to any Advance under the Revolving Loan
               Commitment and Term A Loans, the Applicable Margin shall be as of any calculation date the interest rate margin determined by the Administrative Agent based upon the Leverage Ratio determined for the most recent fiscal quarter end, to be adjusted from time to time effective as of the second Business Day after the financial statements referred to in Section 6.1 hereof are required to be furnished by the Borrower to the Administrative Agent and each Lender for the fiscal quarter most recently ended, expressed as a per annum rate of interest as follows:

                                               Base Rate         Eurodollar
                                                Advance           Advance
                                               Applicable        Applicable
                     Leverage Ratio              Margin            Margin
                     --------------            ----------        ----------
               Greater than 7.50                 1.250%            2.250%

               Greater than 7.00 but less        1.000%            2.000%
               than or equal to 7.50

               Greater than 6.00 but less        0.875%            1.875%
               than or equal to 7.00

               Greater than 5.00 but less        0.750%            1.750%
               than or equal to 6.00

               Greater than 4.00 but less        0.500%            1.500%
               than or equal to 5.00

               Less than or equal to 4.00        0.125%            1.125%

               In the event that the Borrower fails to timely provide (i) the financial statements referred to above in accordance with the terms of Section 6.1 hereof or (ii) the Performance Certificate referred to in Section 6.3 hereof, and without prejudice to any additional rights under Section 8.2 hereof, no downward adjustment of the Applicable Margin in effect for the preceding quarter shall occur until the actual delivery of such statements.

                      (ii) With respect to the Term B Loans, the Applicable
               Margin for Eurodollar Advances shall be 2.75% per annum and the Applicable Margin for Base Rate Advances shall be 1.75% per annum.

        Section 2.4   Repayment.

               (a) Commencing March 31, 2003 and at the end of each calendar quarter thereafter, the outstanding Revolving A Commitment as of the opening of business on March 31, 2003 shall be reduced by the amount set forth in the table below as of the applicable calendar quarter end and the outstanding principal balance of the Revolving A Loans shall be repaid as of each such calendar quarter end in the amount necessary to cause the principal balance outstanding on the Revolving A Loans to be equal to or less than the Revolving A Commitment as so reduced:

                                                              Annual Percentage of
                                Percentage of Revolving A     Revolving A Commitment as
                                Commitment as of the          of the opening of business
                                opening of business on        on March 31, 2003 to be
                                March 31, 2003 to be          Reduced Each Four-Quarter
Quarters Ending                 Reduced Each Quarter:         Period Ending December 31:
---------------                 ---------------------         --------------------------
March 31, 2003 through and                 2.50%                        10.00%
including December 31, 2003

March 31, 2004 through and                 3.75%                        15.00%
including December 31, 2004

March 31, 2005 through and                 6.25%                        25.00%
including December 31, 2005

March 31, 2006 through and                 6.25%                        25.00%
including December 31, 2006

March 31, 2007 through and                 5.00%                        20.00%
including December 31, 2007

March 31, 2008                             5.00%                        5.00%*

*  for the one quarter period ending March 31, 2008

Any unpaid principal and interest of the Revolving A Loans and any other outstanding Obligations under the Revolving A Commitment shall be due and payable in full on the Initial Maturity Date.

               (b) Commencing March 31, 2003 and at the end of each calendar quarter thereafter, the outstanding Revolving B Loans, if any, as of the opening of business on March 31, 2003 shall be repaid in an amount equal to the product of the outstanding Revolving B Loans as of the opening of business on March 31, 2003 multiplied by the percentage set forth in the table below as of the applicable calendar quarter end:

                                Percentage of Revolving       Annual Percentage of Revolving
                                B Loans as of the             B Loans as of the opening of
                                opening of business on        business on March 31, 2003 to
                                March 31, 2003 to be          be Repaid Each Four-Quarter
Quarters Ending                 Repaid Each Quarter:          Period Ending December 31:
---------------                 ---------------------         --------------------------
March 31, 2003 through and                 2.50%                        10.00%
including December 31, 2003

March 31, 2004 through and                 3.75%                        15.00%
including December 31, 2004

March 31, 2005 through and                 6.25%                        25.00%
including December 31, 2005

March 31, 2006 through and                 6.25%                        25.00%
including December 31, 2006

March 31, 2007 through and                 5.00%                        20.00%
including December 31, 2007

March 31, 2008                             5.00%                        5.00%*

*  for the one quarter period ending March 31, 2008

Any unpaid principal and interest of the Revolving B Loans and any other outstanding Obligations under the Revolving B Commitment shall be due and payable in full on the Initial Maturity Date.

               (c) Commencing March 31, 2003 and at the end of each calendar quarter thereafter, the outstanding principal balance of the Term A Loans as of the opening of business on March 31, 2003 shall be repaid in an amount equal to the product of the outstanding principal balance of the Term A Loan as of the opening of business on March 31, 2003 multiplied by the percentage set forth below as of the applicable calendar quarter end:

                                                              Annual Percentage of Term
                                Percentage of Term A Loans    A Loans Outstanding as of
                                Outstanding as of the         the opening of business on
                                opening of business on        March 31, 2003 to be
                                March 31, 2003 to be          Reduced Each Four-Quarter
Quarters Ending                 Reduced Each Quarter:         Period Ending December 31:
------------------------------- --------------------------    ----------------------------
March 31, 2003 through and                 2.50%                        10.00%
including December 31, 2003

March 31, 2004 through and                 3.75%                        15.00%
including December 31, 2004

March 31, 2005 through and                 6.25%                        25.00%
including December 31, 2005

March 31, 2006 through and                 6.25%                        25.00%
including December 31, 2006

March 31, 2007 through and                 5.00%                        20.00%
including December 31, 2007

March 31, 2008                             5.00%                        5.00%*

*  for the one quarter period ending March 31, 2008

Any unpaid principal and interest of the Term A Loans shall be due and payable in full on the Initial Maturity Date.

               (d) Commencing March 31, 2003 and at the end of each calendar quarter thereafter, the outstanding principal balance of the Term B Loans as of the opening of business on March 31, 2003 shall be repaid in an amount equal to the outstanding principal balance of the Term B Loan as of the opening of business on March 31, 2003 multiplied by the percentage set forth below as of the applicable calendar quarter end:

                                                              Annual Percentage of Term
                                Percentage of Term B Loans    B Loans Outstanding as of
                                Outstanding as of the         the opening of business on
                                opening of business on        March 31, 2003 to be
                                March 31, 2003 to be          Reduced Each Four-Quarter
Quarters Ending                 Reduced Each Quarter:         Period Ending December 31:
------------------------------- --------------------------    ----------------------------
March 31, 2003 through and                 0.25%                         1.00%
including December 31, 2003

March 31, 2004 through and                 0.25%                         1.00%
including December 31, 2004

March 31, 2005 through and                 0.25%                         1.00%
including December 31, 2005

March 31, 2006 through and                 0.25%                         1.00%
including December 31, 2006

March 31, 2007 through and                 0.25%                         1.00%
including December 31, 2007

March 31, 2008 through and                 0.25%                        0.50%*
including June 30, 2008

September 30, 2008                         94.50%                      94.50%**

*  for the two quarter period ending June 30, 2008

** for the one quarter period ending September 30, 2008

Any unpaid principal and interest of the Term B Loans and any other Obligations shall be due and payable in full on the Maturity Date.

        Section 2.5   Fees.

               (a) Fees Payable Under the Fee Letters. The Borrower agrees to pay such fees as are mutually agreed upon and as are described in the Fee Letters.

               (b) Commitment Fee. In addition, (i) the Borrower agrees to pay to the Administrative Agent, for the benefit of each of the Lenders who have issued a Revolving A Commitment in accordance with their respective Revolving A Commitment Ratios under the Revolving A Commitment, a commitment fee on the aggregate unborrowed balance of the Revolving A Commitment, for each day from the Agreement Date until the Initial Maturity Date, and (ii) the Borrower agrees to pay to the

Administrative Agent, for the benefit of each of the Lenders who have issued a Revolving B Commitment in accordance with their respective Revolving B Commitment Ratios under the Revolving B Commitment, a commitment fee on the aggregate unborrowed balance of the Revolving B Commitment, for each day from the Agreement Date until the Conversion Date, which in each case of clause (i) and clause (ii) above shall be, as of any calculation date, the applicable rate determined by the Administrative Agent based upon the Leverage Ratio, determined for the most recent fiscal quarter end, to be adjusted from time to time effective as of the second Business Day after the financial statements referred to in Section 6.1 hereof are required to be furnished by the Borrower to the Administrative Agent and each Lender for the fiscal quarter most recently ended, expressed as a per annum rate as follows:

                                             Commitment Fee    Commitment Fee
                                               Rate with          Rate with
                                             respect to the    respect to the
                                              Revolving A        Revolving B
                     Leverage Ratio            Commitment        Commitment
                     --------------          --------------    --------------
               Greater than 6.50                 0.500%            0.375%

               Equal to or less than 6.50        0.375%            0.250%
               but greater than 5.00

               Equal to or less than 5.00        0.250%            0.250%

In the event that the Borrower fails to timely provide (i) the financial statements referred to above in accordance with the terms of Section 6.1 hereof or (ii) the Performance Certificate referred to in Section 6.3 hereof, and without prejudice to any additional rights under Section 8.2 hereof, no downward adjustment of the commitment fee rate in effect for the preceding quarter shall occur until the actual delivery of such statements. Such commitment fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on the last Business Day of each calendar quarter, commencing June 30, 2000, shall be fully earned when due, and shall be non-refundable when paid.

        Section 2.6   Prepayments.

               (a) Prepayment of Advances. The principal amount of any Base Rate Advance may be prepaid in full or in part at any time, without penalty or premium and without regard to the Payment Date for such Advance, upon not less than one (1) Business Days' prior written notice to the Administrative Agent of such prepayment. Eurodollar Advances may be prepaid prior to the applicable Payment Date, upon not less than three (3) Business Days' prior written notice to the Administrative Agent, provided that the Borrower shall reimburse the Lenders and the Administrative Agent, on demand, for any loss or out-of-pocket expense incurred by any Lender or the Administrative Agent in connection with such prepayment, as set forth in Section 2.11 hereof. Partial prepayments shall be in a principal amount of not less than $5,000,000, and in an integral multiple of $1,000,000.

               (b) Prepayment of Loans. Voluntary permanent prepayments of the Loans shall be allocated to the Revolving Loan Commitment and the outstanding Term Loans on a pro rata basis. Prepayments under this Section 2.6(b) shall reduce (i) the remaining required reductions in the Revolving A Commitment and
(ii) the remaining required repayments due on the Revolving B Loans and the Term Loans under Section 2.4, in each case on a pro rata basis. Amounts permanently prepaid on the Term Loans whether by way of refinancing or prepayment of Advances under the Term Loans shall, unless otherwise specified herein, be applied to interest then outstanding hereunder on account of the Term Loans, and then to principal. A notice of prepayment shall be irrevocable. Upon receipt of any notice of prepayment or reduction, the Administrative Agent shall promptly notify each Lender of the contents thereof by telephone or telecopy and of such Lender's portion of the prepayment. Any portion of the Loans which is permanently prepaid may not be reborrowed. Prepayments of the Revolving A Loans made after March 31, 2003 shall be applied to the repayment schedule set forth in Section 2.4(a) hereof on a pro rata basis. Prepayments of the Revolving B Loans made after the Conversion Date shall be applied to the repayment schedule set forth in Section 2.4(b) hereof on a pro rata basis. Prepayments of the Term A Loans made after March 31, 2003 shall be applied to the repayment schedule set forth in Section 2.4(c) hereof on a pro rata basis. Prepayments of the Term B Loans made after March 31, 2003 shall be applied to the repayment schedule set forth in Section 2.4(d) hereof on a pro rata basis. Notwithstanding the foregoing, so long as Revolving B Loans or Term A Loans are outstanding, holders of the Term B Loans shall have the right to decline any mandatory or voluntary partial prepayment of the Term B Loans, in which case the amount of such prepayment shall be applied pro rata to prepay the Revolving B Loans and the Term A Loans.

        Section 2.7 Borrower's Optional Cancellation of the Revolving Loan Commitment. The Borrower shall have the right, on three (3) Business Days' irrevocable notice to the Administrative Agent, to cancel all or a portion of the Revolving A Commitment, on a pro rata basis among the Lenders issuing Revolving A Commitments, provided that (i) any such cancellation shall be made in a principal amount of not less than $5,000,000, and in an integral multiple of $1,000,000; (ii) as of the effective date of such notice, the Revolving A Commitment shall be permanently reduced to the amount stated in the Borrower's notice for all purposes herein; and (iii) payment shall be made on or prior to the effective date of such notice of any amount necessary to reduce the amount of the Revolving A Loans outstanding under the Revolving A Commitment to not more than the amount of the Revolving A Commitment as reduced, together with any amount required to be paid by the Borrower under Section 2.11 hereof. In addition, the Borrower shall have the right, on three (3) Business Days' irrevocable notice to the Administrative Agent, to cancel all or a portion of the Revolving B Commitment, on a pro rata basis among the Lenders issuing a Revolving B Commitment, provided that (i) any such cancellation shall be made in a principal amount of not less than $5,000,000, and in an integral multiple of $1,000,000; (ii) as of the effective date of such notice, the Revolving B Commitment shall be permanently reduced to the amount stated in the Borrower's notice for all purposes herein; and (iii) payment shall be made on or prior to the effective date of such notice of any amount necessary to reduce the amount of the Revolving B Loans outstanding under the Revolving B Commitment to not more than the amount of the Revolving B Commitment as reduced, together with any amount required to be paid by the Borrower under Section 2.11 hereof.

        Section 2.8 Mandatory Prepayments From Permitted Asset Sales . In addition to the scheduled repayments provided for in Section 2.4 hereof, the Borrower shall prepay the Loans in an amount equal to the Net Proceeds from Permitted Asset Sales of Telecommunications Assets (including Permitted Tower Transactions) in excess of $50,000,000 in the aggregate during the term of this Agreement (other than (x) the initial $10,000,000 of Net Proceeds from each Permitted Asset Sale, (y) Net Proceeds from sales, leases or other dispositions of used or surplus equipment in the ordinary course of business and (z) up to $50,000,000 in Net Proceeds from Permitted Tower Transactions in the aggregate during the term of this Agreement). Such excess Net Proceeds shall be applied, on the Business Day of receipt thereof by the Borrower or the affected Restricted Subsidiary, as follows:

                      (a) Except as otherwise permitted in Section 2.8(b)
               hereof, to permanently prepay the outstanding principal amount of the Loans in order of maturity and shall be allocated pro rata between the Revolving B Loans and the Term Loans, with any excess thereof after prepayment in full of the Revolving B Loans and the Term Loans being applied to the Revolving A Loans, provided that, prior to the Conversion Date, as otherwise permitted hereunder, such amounts prepaid with Net Proceeds and allocated to Revolving B Loans may be reborrowed by the Borrower in an amount not to exceed, in the aggregate, the amount of the Revolving B Commitment. Notwithstanding the foregoing, so long as Revolving B Loans or Term A Loans are outstanding, holders of the Term B Loans shall have the right to decline any mandatory partial prepayment of the Term B Loans, in which case the amount of such prepayment shall be applied pro rata to prepay the Revolving B Loans and the Term A Loans; or

                      (b) At the Borrower's election, so long as no Default then exists or would be caused thereby, by the Borrower or any Restricted Subsidiary to purchase Telecommunications Assets or Telecommunications Businesses, the aggregate purchase price of which does not exceed such Net Proceeds, or the sum of such Net Proceeds plus Advances otherwise available for Acquisitions hereunder plus other funds available to the Borrower, so long as the Borrower shall have (i) entered into a definitive contract for purchase within twelve (12) months from the date of such Permitted Asset Sale, and (ii) concluded such purchase within eighteen (18) months from the date of such Permitted Asset Sale. In the event the Borrower elects to exercise its right under this Section 2.8(b), the Borrower shall so notify the Administrative Agent not less than five (5) Business Days prior to the proposed date of the closing of the Permitted Asset Sale and shall, upon its or any Restricted Subsidiary's receipt of any Net Proceeds with respect to such Permitted Asset Sale, remit such Net Proceeds to the Administrative Agent to reduce the outstanding principal balance of the Revolving A Loans and then (prior to the Conversion Date) the outstanding principal balance of the Revolving B Loans (but not the Term Loans nor the amount of the Revolving Loan Commitment). Subsequent to the Conversion Date, any such amount, after payment in full of the Revolving A Loans, shall be held in trust in an interest-bearing account with the Administrative Agent or an Affiliate thereof (the "Net Proceeds Trust") for the benefit of the Borrower, to be applied to the ultimate purchase of the Telecommunications Assets, Telecommunications Business or Telecommunications Businesses, as hereinafter provided. Amounts in any Net Proceeds Trust shall also be subject to a valid and perfected first priority Lien in favor of the Administrative Agent (for itself and for the ratable benefit of the Lenders) to secure the Obligations, pursuant to a deposit pledge agreement or other security agreement in form and substance reasonably satisfactory to the Administrative Agent. The Borrower shall consummate such purchase of the Telecommunications Assets, Telecommunications Business or Telecommunications Businesses not later than eighteen (18) months after the date of the applicable Permitted Asset Sale. To the extent that the Borrower shall not have entered into a definitive contract for purchase within twelve (12) months after the date of the Permitted Asset Sale, or consummated any such purchase as of the date eighteen (18) months after the date of such Permitted Asset Sale (for whatever reason, including the occurrence of a Default hereunder), or the purchase price of such purchase shall be less than the Net Proceeds of the Permitted Asset Sale, any funds held in the Net Proceeds Trust relating to such sale shall be applied in the manner set forth in
               Section 2.8(a) hereof.

        Section 2.9   Notes; Loan Accounts.

               (a) The Loans shall be repayable in accordance with the terms and provisions set forth herein. Upon the request of any Lender, Notes shall be issued by the Borrower and payable to the order of such Lender reflecting such Lender's Revolving Commitment and Term Loans. The Notes issued by the Borrower to the Lenders shall be duly executed and delivered by one or more Authorized Signatories.

               (b) Each Lender may open and maintain on its books in the name of the Borrower a loan account with respect to such Lender's portion of the Loans and interest thereon. Each Lender which opens such a loan account shall debit such loan account for the principal amount of its portion of each Advance made and accrued interest thereon and shall credit such loan account for each payment on account of principal of or interest on its Loan. The records of a Lender with respect to the loan account maintained by it shall be prima facie evidence of the Loans and accrued interest thereon, absent manifest error, but the failure of any Lender to make any such notations or any error or mistake in such notations shall not affect the Borrower's repayment obligations with respect to the Loans.

        Section 2.10  Manner of Payment.

               (a) Each payment (including any prepayment) by the Borrower on account of the principal of or interest on the Loans, commitment fees and any other amount owed to the Lenders, the Administrative Agent or any of them under this Agreement shall be made not later than 2:00 p.m. (Houston time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office, for the account of the Lenders, or the Administrative Agent, as the case may be, in lawful money of the United States of America in immediately available funds. Any payment received by the Administrative Agent after 2:00 p.m. (Houston time) shall be deemed received on the next Business Day. Receipt by the Administrative Agent of any payment hereunder at or prior to 2:00 p.m. (Houston time) on any Business Day shall be deemed to constitute receipt on such Business Day. In the case of a payment for the account of a Lender, the Administrative Agent will promptly thereafter (and, if such amount is received before 2:00 p.m. (Houston time), on the same day) distribute the amount so received in like funds to such Lender. If the Administrative Agent shall not have received any payment from the Borrower as and when due, the Administrative Agent will promptly notify the Lenders accordingly.

               (b) The Borrower agrees to pay principal, interest, fees and all other Obligations due hereunder, under the Fee Letters, under any Notes, or under the other Loan Documents without set-off or counterclaim or any deduction whatsoever.

               (c) Prior to the acceleration of the Loans under Section 8.2 hereof, if some but less than all amounts due from the Borrower are received by the Administrative Agent with respect to the Obligations, the Administrative Agent shall distribute such amounts in the following order of priority, all on a pro rata basis to the Lenders: (i) to the payment on a pro rata basis of any fees or expenses then due and payable to the Administrative Agent, the Lenders, or any of them; (ii) to the payment of interest then due and payable on the Loans; (iii) to the payment of all other amounts not otherwise referred to in this Section 2.10(c) then due and payable to the Administrative Agent or the Lenders, or any of them, hereunder; and (iv) to the payment of principal then due and payable in respect of the Loans.

               (d) Subject to any contrary provisions in the definition of Interest Period, if any payment under this Agreement or any of the other Loan Documents is specified to be made on a day which is not a Business Day, it shall be made on the next Business

Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

        Section 2.11  Reimbursement.

               (a) Whenever any Lender shall sustain or incur any losses or out-of-pocket expenses in connection with (i) failure by the Borrower to borrow any Eurodollar Advance after having given notice of its intention to borrow in accordance with Section 2.2 hereof (whether by reason of the Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in
Article 3), or (ii) prepayment of any Eurodollar Advance in whole or in part for any reason, the Borrower agrees to pay to such Lender, upon demand, an amount sufficient to compensate such Lender for all such losses and reasonable out-of-pocket expenses. Such Lender's good faith determination of the amount of such losses or out-of-pocket expenses, as set forth in writing pursuant to
Section 2.11(b) hereof, and accompanied by calculations in reasonable detail demonstrating the basis for its demand, shall be presumptively correct.

               (b) Losses subject to reimbursement hereunder shall be (i) any loss incurred by any Lender in connection with the re-employment of funds prepaid, repaid, not borrowed, or paid, as the case may be, and the amount of such loss shall be the excess, if any, of (1) the interest or other cost to such Lender of the deposit or other source of funding used to make any such Eurodollar Advance for the remainder of its Interest Period, over (2) the interest earned (or to be earned) by such Lender upon the re-lending or other redeployment of the amount of such Eurodollar Advance for the remainder of its putative Interest Period or (ii) any other expenses incurred by any Lender or any participant of such Lender permitted hereunder in connection with the re-employment of funds prepaid, repaid, not borrowed, or paid, as the case may be.

        Section 2.12  Pro Rata Treatment.

               (a) Advances. Each Advance from the Lenders shall be made pro rata on the basis of the respective Revolving A Commitment Ratios of certain of the Lenders with respect to the Revolving A Commitment, Revolving B Commitment Ratios of certain of the Lenders with respect to the Revolving B Commitment, on the basis of the Term A Loan percentage as set forth on Schedule 4-C hereof with respect to the Lenders making Term A Loans hereunder, and on the basis of the Term B Loan percentage as set forth on Schedule 4-D hereof with respect to the Lenders making Term B Loans hereunder.

               (b) Payments. Except as specifically provided in Section 2.2(e)(iv) or Article 10 hereof or elsewhere in this Agreement, each payment and prepayment of principal of the Loans, and each payment of interest on the Loans, shall be made to the Lenders pro rata on the basis of their respective unpaid principal amounts outstanding immediately prior to such payment or prepayment. If any Lender shall obtain any payment (whether involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans made by it in excess of its ratable share of the Term Loans or the Revolving Loans, as the case may be, such Lender shall forthwith purchase from the other Lenders such interests (whether by purchasing a participation or by assignment) in the applicable Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.12(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

               (c) Delayed Permitted Asset Sale Prepayment. In the event proceeds from a Permitted Asset Sale are used to reduce the outstanding principal balance of the Revolving Loans (but not the Revolving Loan Commitment) in accordance with Section 2.8(b) hereof and the Borrower fails to enter into a definitive contract for purchase of Telecommunications Assets, a Telecommunications Business or Telecommunications Businesses within twelve (12) months from the date of the Permitted Asset Sale or the Borrower shall not have consummated any such purchase as of eighteen (18) months after the date of such Permitted Asset Sale (for whatever reason, including a Default hereunder), or the purchase price of such purchase shall be less than the Net Proceeds of the Permitted Asset Sale, the proceeds of such Permitted Asset Sale, or applicable portion thereof, shall on the date twelve (12) months or eighteen (18) months after the Permitted Asset Sale (as applicable) be reborrowed under the then undrawn portion of the Revolving A Commitment (regardless of whether the Revolving A Commitment has been terminated) and then applied on a pro rata basis in the manner set forth in Section 2.8(a) hereof as if such proceeds had been used to permanently reduce the Revolving Loans and the Term Loans upon receipt thereof by the Borrower.

        Section 2.13 Capital Adequacy . If, after the date hereof, the adoption of any Applicable Law regarding the capital adequacy of banks or bank holding companies, or any change in Applicable Law (whether adopted before or after the Agreement Date) or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any directive issued or adopted after the date hereof regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on any Lender's capital as a consequence of its obligations hereunder with respect to the Loans and the Revolving Loan Commitment to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such

Lender's capital was fully utilized prior to such adoption, change or compliance) by an amount reasonably deemed by such Lender to be material, then such Lender shall promptly notify the Borrower of such adoption, compliance, or change. Upon demand by such Lender, the Borrower shall promptly pay to such Lender such additional amounts as shall be sufficient to compensate such Lender for such reduced return, together with interest on such amount from the fourth
(4th) day after the date of demand until payment in full thereof at the Default Rate. A certificate of such Lender setting forth the amount to be paid to such Lender by the Borrower as a result of any event referred to in this paragraph and supporting calculations in reasonable detail shall be conclusive, absent manifest error.

        Section 2.14 Lender Tax Forms . On or prior to the first Payment Date hereunder and on or prior to the first Business Day of each calendar year thereafter, each Lender which is organized in a jurisdiction other than the United States or a political subdivision thereof shall provide each of the Administrative Agent and the Borrower with either (a) two (2) properly executed originals of Form W-8ECI or Form W-8BEN (or any successor forms) prescribed by the Internal Revenue Service or other documents satisfactory to the Borrower and the Administrative Agent, or if delivered on or before December 31, 2000, Form 4224 or Form 1001 prescribed by the Internal Revenue Service and properly executed Internal Revenue Service Form W-8 or Form W-9, as the case may be, certifying (i) as to such Lender's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Lender hereunder and under any Notes or (ii) that all payments to be made to such Lender hereunder and under any Notes are subject to such taxes at a rate reduced to zero by an applicable tax treaty, or (b)(i) a certificate executed by such Lender certifying that such Lender is not a "bank" and that such Lender qualifies for the portfolio interest exemption under Section 881(c) of the Code, and (ii) two (2) properly executed originals of Internal Revenue Service Form W-8BEN (or any successor form) or if delivered on or before December 31, 2000, Internal Revenue Service Form W-8, in each case certifying such Lender's entitlement to an exemption from United States withholding tax with respect to payments of interest to be made under this Agreement. Each such Lender agrees to provide the Administrative Agent and the Borrower with new forms prescribed by the Internal Revenue Service upon the expiration or obsolescence of any previously delivered form, or after the occurrence of any event requiring a change in the most recent forms delivered by it to the Administrative Agent and the Borrower.

                                   ARTICLE 3.
                              Conditions Precedent

        Section 3.1 Conditions Precedent to Initial Advance . The obligation of the Lenders to make the initial Advance hereunder is subject to the prior fulfillment of each of the following conditions:

               (a) The Administrative Agent shall have received each of the following (with sufficient copies for each of the Lenders), in form and substance satisfactory to the Administrative Agent and each of the Lenders:

                      (i) the loan certificate of the Borrower, in substantially the form attached hereto as Exhibit N, including a certificate of incumbency with respect to each Authorized Signatory, together with appropriate attachments which shall include without limitation, the following items: (A) a copy of the certificate of incorporation of the Borrower, certified to be true, complete and correct by the Secretary of State of Washington, and a true, complete and correct copy of the by-laws of the Borrower, (B) certificates of good standing for the Borrower issued by the Secretary of State or similar state official for each state in which the Borrower is required to qualify or has qualified to do business, (C) a true, complete and correct copy of the appropriate authorizing resolutions of the Borrower, authorizing the Borrower to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party, and (D) a true, complete and correct copy of any agreement in effect with respect to the voting rights, ownership interests, or management of the Borrower;

                      (ii) duly executed Notes (to the extent requested by any
               Lenders);

                      (iii) duly executed Borrower's Pledge Agreement, together
               with appropriate stock certificates and undated stock powers executed in blank and appropriate acknowledgements by the pledged limited liability companies and pledged partnerships;

                      (iv) duly executed Security Agreement, together with
               evidence of the filing of appropriate UCC-1 financing statement forms;

                      (v) the Subsidiary Guaranty;

                      (vi) the Subsidiary Pledge Agreement, together with
               appropriate stock certificates and undated stock powers executed in blank;

                      (vii) duly executed Subsidiary Security Agreement,
               executed and delivered by each Restricted Subsidiary of the Borrower, together with evidence of the filing of appropriate UCC-l financing statement forms;

                      (viii) the Fee Letters;

                      (ix) copies of insurance binders or certificates covering
               the assets of the Borrower and its Restricted Subsidiaries, and otherwise meeting the requirements of Section 5.5 hereof;

                      (x) legal opinions of (i) Friedman Kaplan & Seiler LLP,
               general counsel to the Borrower, and (ii) Morrison & Foerster LLP, FCC counsel to the Borrower and its Subsidiaries; each as counsel to the Borrower and its Subsidiaries, addressed to each Lender and the Administrative Agent, in form and substance satisfactory to the Administrative Agent and its special counsel, and dated as of the Agreement Date;

                      (xi) duly executed Request for Advance for the initial
               Advance of the Loans, which Request for Advance shall include calculations demonstrating, as of the Agreement Date after giving effect to the borrowings hereunder on the Agreement Date, the Borrower's compliance with Section 2.1 and Sections 7.8, 7.9, 7.10, and 7.11 hereof;

                      (xii) duly executed Use of Proceeds Letter;

                      (xiii) duly executed Certificate of Financial Condition
               for the Borrower and its Subsidiaries on a consolidated basis, given by the chief financial officer of the Borrower which shall include a certification that no event has occurred which could have a Materially Adverse Effect since December 31, 1999;

                      (xiv) any required FCC consents, Necessary Authorizations
               (except as may be referred to in any Schedules hereto), or other required consents to the closing of this Agreement or to the execution, delivery and performance of this Agreement and the other Loan Documents;

                      (xv) a loan certificate from each Restricted Subsidiary of the Borrower, in substantially the form attached hereto as Exhibit N, with respect to corporations, Exhibit O, with respect to partnerships, and Exhibit P with respect to limited liability companies, including a certificate of incumbency with respect to each officer or partner authorized to execute Loan Documents on behalf of such Subsidiary, together with appropriate attachments which shall include, without limitation, the following items: (A) a copy of the certificate or articles of incorporation of such Subsidiary or certificate of formation of such Subsidiary, as applicable, certified to be true, complete and correct by the Secretary of State from the jurisdiction of incorporation of such Subsidiary, (B) certificates of good standing for such Subsidiary issued by the Secretary of State or similar state official for each state in which such Subsidiary is incorporated or required to qualify to do business, (C) a true, complete and correct copy of the By-Laws or partnership agreement, as applicable, of such Subsidiary, and (D) a true, complete and correct copy of the resolutions of such Subsidiary authorizing it to execute, deliver and perform the Loan Documents to which it is a party; and

                      (xvi) all such other documents as either the
               Administrative Agent or any Lender may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested.

               (b) The Administrative Agent shall have received evidence satisfactory to it that all Necessary Authorizations, including all necessary consents to the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents to which it is a party and by the Restricted Subsidiaries of the Loan Documents to which they are parties, have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation, and the Administrative Agent shall have received a certificate of an Authorized Signatory so stating.

               (c) The Administrative Agent and the Lenders shall have received financial projections for the Borrower and its Restricted Subsidiaries on a consolidated basis on an annual basis from the Agreement Date to the date nine
(9) years following the Agreement Date, in form and substance satisfactory to the Administrative Agent and the Lenders.

               (d) The Lenders, the Administrative Agent, and Paul, Hastings, Janofsky & Walker LLP, special counsel to the Administrative Agent, shall receive payment of all fees and expenses due and payable on the Agreement Date in respect of the transactions contemplated hereby.

               (e) The Administrative Agent and the Lenders shall have received evidence satisfactory to them that, after funding the initial Advance of the Loans, the Borrower shall have no outstanding Indebtedness for Money Borrowed other than Permitted Debt.

        Section 3.2 Conditions Precedent to Each Advance. The obligation of the Lenders to make each Advance (including the initial Advance hereunder) is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:

               (a) All of the representations and warranties of the Borrower and the Restricted Subsidiaries under this Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Borrower's Subsidiaries), which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of such Advance, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of such representations and warranties, and no Default hereunder shall then exist or be caused thereby;

               (b) With respect to Advances which, if funded, would increase the aggregate principal amount of Loans outstanding hereunder, the Administrative Agent shall have received a duly executed Request for Advance and in the case of other Advances, notice as required by Article 2 hereof;

               (c) Each of the Administrative Agent and the Lenders shall have received all such other certificates, reports, statements, opinions of counsel or other documents as the Administrative Agent or any Lender may reasonably request;

               (d) With respect to any Advance relating to any Acquisition, Investment or the formation of any Restricted Subsidiary which is permitted hereunder, the Administrative Agent and the Lenders shall have received such documents and instruments relating to such Acquisition, Investment, or formation of a new Restricted Subsidiary as are described in Section 5.13 hereof or otherwise required herein; and

               (e) There shall have occurred no event which could reasonably be expected to have a Materially Adverse Effect.

                                   ARTICLE 4.
                         Representations and Warranties

        Section 4.1 Representations and Warranties . The Borrower hereby agrees, represents and warrants in favor of the Administrative Agent and each Lender that:

               (a) Organization; Ownership; Power; Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, having the shareholders shown on
Schedule 5 attached hereto as its only shareholders of record as of the Agreement Date who own five percent (5%) or more of the stock of the Borrower. The Borrower has the corporate power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted. Each Subsidiary of the Borrower is a corporation or a partnership duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation, and has the corporate or partnership power and authority, as the case may be, to own its properties and to carry on its business as now being and hereafter proposed to be conducted. The Borrower and each of its Subsidiaries are duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of their respective properties or the nature of their respective businesses makes such qualification or authorization prudent.

               (b) Authorization; Enforceability. The Borrower has the corporate power and has taken all necessary action to authorize it to borrow hereunder, to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Borrower and is, and each of the other Loan Documents to which the Borrower is party is, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower), and (iii) enforcement may be subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and may be limited by public policies which may affect the enforcement of certain rights or remedies provided for in this Agreement or the Security Documents.

               (c) Subsidiaries; Authorization; Enforceability. The Borrower's Subsidiaries (including its Unrestricted Subsidiaries) and Investments and its direct and indirect ownership thereof are set forth as of the Agreement Date on
Schedule 1 attached hereto, and the Borrower has the unrestricted right to vote the issued and outstanding shares of the corporate Subsidiaries, and the right to vote its partnership interests in the partnership Subsidiaries in accordance with the terms of the applicable partnership agreement, shown thereon; such shares of such corporate Subsidiaries have been duly authorized and issued and are fully paid and nonassessable. Each Subsidiary of the Borrower has the corporate or partnership power and authority, as the case may be, and has taken all necessary corporate or partnership action to authorize it to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated by this Agreement and by such Loan Documents. Each of the Loan Documents to which any Subsidiary of the Borrower is party is a legal, valid and binding obligation of such Subsidiary enforceable against such Subsidiary in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of such Subsidiary), and (iii) enforcement may be subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and may be limited by public policies which may affect the enforcement of certain rights or remedies provided for in such Loan Documents.

               (d) Compliance with Other Loan Documents and Contemplated Transactions. Except as set forth on Schedule 6 hereto, the execution, delivery and performance, in accordance with their respective terms, by the Borrower of this Agreement and any Notes, and by the Borrower and its Subsidiaries of each of the other Loan Documents to which they are respectively party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval, governmental or otherwise, not already obtained, (ii) violate any Applicable Law respecting the Borrower or any Subsidiary of the Borrower, (iii) conflict with, result in a breach of, or constitute a default under the certificate or articles of incorporation or by-laws, or the partnership agreement, as the case may be, as such documents are amended, of the Borrower or of any Subsidiary of the Borrower, or under any material indenture, agreement, or other instrument, to which the Borrower or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound, (iv) conflict with, result in a breach of, or constitute a default or violation of, the terms and conditions of any of the material Licenses, or (v) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any of its Subsidiaries, except for Permitted Liens.

               (e) Business. The Borrower is a holding company for all its Subsidiaries and the Borrower, together with its Restricted Subsidiaries, is engaged in the business of owning, operating, and investing in Telecommunications Assets and Telecommunications Businesses or otherwise providing wireless communications or telecommunications services and in related business activities.

               (f) Licenses, Etc. The Licenses and all IOAs have been duly authorized by the grantors thereof and are in full force and effect. The Borrower and its Restricted Subsidiaries are in compliance in all material respects with all of the provisions thereof. Except as set forth on Schedule 7 attached hereto, the Borrower and its Restricted Subsidiaries have secured all material Licenses and Necessary Authorizations and all such material Licenses and Necessary Authorizations are in full force and effect. Except as set forth on Schedule 7 attached hereto, neither any material License nor any material Necessary Authorization is the subject of any pending or, to the best of the Borrower's knowledge, threatened revocation.

               (g) Compliance with Law. The Borrower and its Subsidiaries are in substantial compliance with all material Applicable Law.

               (h) Title to Assets. The Borrower has good, legal and marketable title to, or a valid leasehold interest in, all of the assets material to its business. Each of the Borrower's Restricted Subsidiaries has good, legal and marketable title to, or a valid leasehold interest in, all of its assets. None of such properties or assets held by the Borrower or any of its Restricted Subsidiaries is subject to any Liens, except for Permitted Liens. Except for financing statements evidencing Permitted Liens, no financing statement under the Uniform Commercial Code as in effect in any jurisdiction and no other filing which names the Borrower or any of its Restricted Subsidiaries as debtor or which covers or purports to cover any of the assets of the Borrower or any of its Restricted Subsidiaries is currently effective and on file in any state or other jurisdiction, and neither the Borrower nor any of its Restricted Subsidiaries has signed any such financing statement or filing or any security agreement authorizing any secured party thereunder to file any such financing statement or filing.

               (i) Litigation. There is no action, suit, revocation, proceeding or investigation pending against, or, to the best of the Borrower's knowledge, threatened against or in any other manner relating adversely to, the Borrower or any of its Subsidiaries or any of their respective properties, including without limitation any License or Necessary Authorization, in any court or before any arbitrator of any kind or before or by any governmental body (including without limitation the FCC), except as described on Schedule 8 attached hereto as of the Agreement Date or as subsequently disclosed to the Administrative Agent and the Lenders pursuant to Section 6.5 hereof; and, except as expressly set forth on
Schedule 8 (or if disclosed pursuant to Section 6.5), no such action, suit, proceeding or investigation could reasonably be expected to have an adverse outcome which (i) calls into question the validity of this Agreement or any other Loan Document, (ii) challenges the continued possession and use of any License granted by the FCC, by the Borrower, any of its Restricted Subsidiaries, or any Person in which the Borrower has, directly or indirectly, an Investment and such challenge could result in a Default pursuant to Section 8.1(l) or
Section 8.1(m) hereof, or (iii) could have a Materially Adverse Effect.

               (j) Taxes. All federal, state and other tax returns (including information returns) of the Borrower and each of its Subsidiaries required by law to be filed have been duly filed and all federal, state and other taxes, including, without limitation, withholding taxes, assessments and other governmental charges or levies required to be paid by the Borrower or any of its Subsidiaries or imposed upon the Borrower or any of its Subsidiaries or any of their respective properties, income, profits or assets, which are due and payable, have been paid, except any such taxes (i) the payment of which the Borrower or any of its Subsidiaries is diligently contesting in good faith by appropriate proceedings, (ii) for which adequate reserves have been provided on the books of the Borrower or the Subsidiary of the Borrower involved, and (iii) as to which no Lien other than a Permitted Lien has attached and no foreclosure, distraint, sale or similar proceedings have been commenced. The charges, accruals and reserves on the books of the Borrower and each of its Subsidiaries in respect of taxes are, in the judgment of the Borrower, adequate.

               (k) Financial Statements. The Borrower has furnished or caused to be furnished to the Administrative Agent and the Lenders its audited financial statements on a consolidated basis with its Subsidiaries for the fiscal year ended December 31, 1999, which, together with other financial statements furnished to the Administrative Agent and the Lenders subsequent to the Agreement Date, are complete and correct in all material respects and present fairly in accordance with GAAP the financial position of the Borrower and its Subsidiaries on a consolidated basis on and as at such dates and the results of operations for the periods then ended. Except as provided on Schedule 9 attached hereto, neither the Borrower nor any of its Subsidiaries has any material liabilities, contingent or otherwise, other than as disclosed in the financial statements referred to in the preceding sentence or as set forth or referred to in this Agreement, and there are no material unrealized losses of the Borrower or any of its Subsidiaries and no anticipated losses of the Borrower or any of its Subsidiaries other than those which have been disclosed in writing to the Administrative Agent and the Lenders prior to the Agreement Date and identified as such.

               (l) No Adverse Change. Since December 31, 1999, there has occurred no event which has had or which could reasonably be expected to have a Materially Adverse Effect.

               (m) ERISA. The Borrower and each Subsidiary of the Borrower and each of their respective Plans are in compliance in all material respects with ERISA and the Code and neither the Borrower nor any of its Subsidiaries has incurred any accumulated funding deficiency with respect to any such Plan within the meaning of ERISA or the Code. The Borrower, each of its Subsidiaries, and each other ERISA Affiliate have complied in all material respects with all requirements of Sections 10001 and 10002 of the Consolidated Omnibus Budget Reconciliation Act of 1985 (Public Law No. 99-272), Section 4980B of the Internal Revenue Code. Neither the Borrower nor any of its Subsidiaries has made any promises of retirement or other benefits to employees, except as set forth in their respective Plans, in written agreements with such employees, or in the Borrower's employee handbook and memoranda to employees. No Plan is subject to Title IV of ERISA. No Reportable Event has occurred and is continuing with respect to any such Plan. No such Plan or trust created thereunder, or party in interest (as defined in Section 3(14) of ERISA), or any fiduciary (as defined in Section 3(21) of ERISA), has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject such Plan or any other Plan of the Borrower or any of its Subsidiaries, any trust created thereunder, or any such party in interest or fiduciary, or any party dealing with any such Plan or any such trust, to the tax or penalty in any material amount on "prohibited transactions" imposed by Section 502 of ERISA or
Section 4975 of the Code. Neither the Borrower nor any of its Subsidiaries is a participant in or is obligated to make any payment to a Multiemployer Plan. Neither the Borrower nor any of its Subsidiaries (1) has had either a complete withdrawal or a partial withdrawal under Section 4201 et. seq. of ERISA from a Multiemployer Plan which had "unfunded vested benefits" within the meaning of
Section 4211 of ERISA or (2) has ever received a notice and demand from the plan sponsor of a Multiemployer Plan under Section 4219(b)(1) of ERISA.

               (n) Compliance with Regulations T, U, and X. Neither the Borrower nor any Subsidiary of the Borrower is engaged principally in or has as one of its important activities the business of purchasing or carrying, or extending credit for the purpose of purchasing or carrying, any margin stock within the meaning of Regulations T, U, and X of the Board of Governors of the Federal Reserve System; nor will any proceeds of the Loans be used for such purpose.

               (o) Investment Company Act. Neither the Borrower nor any of its Subsidiaries is required to register under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into or performance by the Borrower and its Subsidiaries of this Agreement nor the issuance of any Notes violates any provision of such Act or requires any consent, approval or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body or authority pursuant to any provisions of such Act.

               (p) Governmental Regulation. Neither the Borrower nor any of its Subsidiaries is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the execution and delivery of this Agreement. Neither the Borrower nor any of its Subsidiaries is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the performance, in accordance with their respective terms, of this Agreement or any other Loan Document.

               (q) Absence of Default, Etc. The Borrower and its Restricted Subsidiaries are in compliance in all respects with all of the provisions of their respective certificates or articles of incorporation and by-laws, or their partnership agreements, as the case may be, and no event has occurred or failed to occur (including, without limitation, any matter which could create a Default hereunder by cross-default) which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or with the passage of time or giving of notice or both would constitute, (i) an Event of Default or (ii) a material default by the Borrower or any of its Restricted Subsidiaries under any material indenture, agreement or other instrument relating to Indebtedness of the Borrower or any of its Restricted Subsidiaries in the amount of $1,000,000 or more, any License, or any judgment, decree or order in the amount of $1,000,000 or more to which the Borrower or any of its Restricted Subsidiaries is a party or by which the Borrower or any of its Restricted Subsidiaries or any of their respective properties may be bound or affected. Neither the Borrower nor any of its Restricted Subsidiaries is a party to or bound by any contract or agreement continuing after the Agreement Date, or bound by any Applicable Law, that could have a Materially Adverse Effect or result in the loss of any License issued by the FCC.

               (r) Accuracy and Completeness of Information. All information, reports, prospectuses and other papers and data relating to the Borrower or any of its Subsidiaries and furnished by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or the Lenders were, at the time furnished, true, complete and correct in all material respects to the extent necessary to give the Administrative Agent and the Lenders true and accurate knowledge of the subject matter. No fact or situation is currently known to the Borrower which has had or could have a Materially Adverse Effect other than any fact or situation known to and affecting the cellular telephone or telecommunications industry generally.

               (s) Agreements with Affiliates and Management Agreements. Except as set forth on Schedule 10 attached hereto, neither the Borrower nor any of its Subsidiaries has (i) to the best of its knowledge, any written agreements or binding arrangements of any kind with any Affiliate or (ii) any material management or consulting agreements of any kind, not entered into in the ordinary course of business.

               (t) Payment of Wages. The Borrower and each of its Restricted Subsidiaries are in compliance with the Fair Labor Standards Act, as amended, in all material respects, and the Borrower and each of its Restricted Subsidiaries have paid all minimum and overtime wages required by law to be paid to their respective employees.

               (u) Priority. The Security Interest is a valid and perfected first priority security interest in the Collateral in favor of the Administrative Agent, for itself and for the ratable benefit of the Lenders, securing, in accordance with the terms of the Security Documents, the outstanding Obligations, and the Collateral is subject to no Liens other than Permitted Liens. The Liens created by the Security Documents are enforceable as security for the outstanding Obligations in accordance with their terms with respect to the Collateral subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower or any of its Restricted Subsidiaries, as the case may be), and
(iii) enforcement may be subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and may be limited by public policies which may affect the enforcement of certain rights or remedies provided for in such Loan Documents.

               (v) Indebtedness. Except as permitted pursuant to Section 7.1 hereof, neither the Borrower nor any of its Restricted Subsidiaries has outstanding, as of the Agreement Date, and after giving effect to the initial Advance hereunder on the Agreement Date, any Indebtedness for Money Borrowed.

               (w) Investments. All Investments of the Borrower and its Restricted Subsidiaries are shown as of the Agreement Date on Schedule 1 attached hereto.

               (x) Real Estate. Other than as listed and described on Schedule 11 attached hereto, (i) neither the Borrower nor any of its Restricted Subsidiaries owns any real property, and (ii) no single parcel of such real estate has a fair market value on the Agreement Date in excess of $500,000.

               (y) Intellectual Property. The Borrower and each of the Restricted Subsidiaries own, possess or have the right to use all material licenses and rights to all patents, trademarks, trademark rights, trade names, trade name rights, service marks and copyrights necessary to conduct their business in all material respects as now conducted, without known conflict with any patent, trademark, trade name, service mark, license or copyright of any other Person, and such intellectual property of the Borrower and the Restricted Subsidiaries is not subject to any Lien, other than any Permitted Liens. All such material licenses and rights with respect to patents, trademarks, trademark rights, trade names, trade name rights, service marks and copyrights are in full force and effect in all material respects, and are not subject to any pending or, to the best knowledge of the Borrower, threatened attack or revocation.

        Section 4.2 Survival of Representations and Warranties, etc . All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made, and shall be true and correct, at and as of the Agreement Date and on the date of each Advance except to the extent expressly applicable only to the Agreement Date or previously fulfilled in accordance with the terms hereof. All representations and warranties made under this Agreement shall survive, and not be waived by, the execution hereof by the Lenders and the Administrative Agent, any investigation or inquiry by any Lender or the Administrative Agent, or the making of any Advance under this Agreement.

                                   ARTICLE 5.
                                General Covenants

        So long as any of the Obligations is outstanding and unpaid or the Borrower shall have the right to borrow hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Majority Lenders, or such greater number of Lenders as may be expressly provided herein, shall otherwise consent in writing:

        Section 5.1 Preservation of Existence and Similar Matters . The Borrower will, and will cause each of its Restricted Subsidiaries to:

               (a) preserve and maintain its existence, rights, franchises, licenses and privileges in the state of its incorporation and in each other state in which it operates a material part of its business, including, without limitation, the Licenses, all IOAs (in accordance with their respective terms) and all other Necessary Authorizations (other than any such the loss of which would not be materially disadvantageous to (i) the Lenders or (ii) the Borrower and its Subsidiaries, taken as a whole); and

               (b) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business makes such qualification or authorization prudent.

        Section 5.2 Business; Compliance with Applicable Law. The Borrower will, and will cause each of its Restricted Subsidiaries to, (a) engage in the business of owning, operating and investing in Telecommunications Assets and Telecommunications Businesses or otherwise providing telecommunications services and in related business activities, and (b) substantially comply with the requirements of all material Applicable Law.

        Section 5.3 Maintenance of Properties. The Borrower will, and will cause each of its Restricted Subsidiaries to, maintain or cause to be maintained in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) all properties used in their respective businesses (whether owned or held under lease), and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments and improvements thereto.

        Section 5.4 Accounting Methods and Financial Records. The Borrower will, and will cause each of its Subsidiaries on a consolidated basis to, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made in accordance with GAAP and reflecting all transactions required to be reflected by GAAP and keep accurate and complete records in all material respects of their respective properties and assets. The Borrower and its Subsidiaries will maintain a fiscal year ending on December 31.

        Section 5.5 Insurance. The Borrower will, and will cause each of its Restricted Subsidiaries to:

               (a) Maintain insurance including, but not limited to, business interruption coverage and public liability coverage insurance from responsible companies in such amounts and against such risks to the Borrower and each of its Restricted Subsidiaries as is prudent and reasonably satisfactory to the Administrative Agent (including, without limitation, larceny, embezzlement, employee fidelity, and other criminal misappropriation insurance).

               (b) Keep their respective assets insured by responsible companies on terms and in a manner reasonably acceptable to the Administrative Agent against loss or damage by fire, theft, burglary, pilferage, loss in transit, explosions and hazards insured against by extended coverage, in amounts which are prudent for the cellular telephone industry and other wireless or telecommunications service industry, in accordance with industry standards, and reasonably satisfactory to the Administrative Agent, all premiums thereon to be paid by the Borrower and its Restricted Subsidiaries.

               (c) Require that each insurance policy for the Borrower and its Restricted Subsidiaries provide for at least thirty (30) days' prior written notice to the Administrative Agent of any termination of or proposed cancellation or nonrenewal of such policy, or material reduction in coverage, and name the Administrative Agent (for itself and for the ratable benefit of the Lenders) as additional named loss payee to the extent of the Obligations and additional named insured.

               (d) Subject to subsection (e), below, proceeds of insurance for the Borrower and its Restricted Subsidiaries paid to the Administrative Agent shall be applied to the payment or prepayment of the Obligations as provided under Section 2.10(c) or Section 8.3 hereof, as applicable. Any balance thereof remaining after payment in full of the Obligations shall be paid to the Borrower or as otherwise required by law.

               (e) If the Borrower or any one or more of its Restricted Subsidiaries shall be entitled to receive proceeds from any policy for insurance less than the lesser of $10,000,000 or ten percent (10%) of the gross revenues of the Borrower and its Restricted Subsidiaries for the prior fiscal year, then the Borrower or any one or more of its Restricted Subsidiaries shall have the right to elect either to use such proceeds to repair or rebuild the affected Telecommunications Assets or to remit such proceeds to the Administrative Agent as provided under Section 5.5(d) hereof. In the event such insurance proceeds exceed such threshold, the Administrative Agent shall hold such proceeds pending its receipt from the Borrower of a plan for the use of such proceeds and the approval of such plan by the Majority Lenders.

        Section 5.6 Payment of Taxes and Claims. The Borrower will, and will cause each of its Restricted Subsidiaries to, pay and discharge all taxes, including, without limitation, withholding taxes, assessments and governmental charges or levies required to be paid by them or imposed upon them or their income or profits or upon any properties belonging to them, prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien or charge upon any of their properties; except that no such tax, assessment, charge, levy or claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as such tax, assessment, charge, levy or claim does not become a Lien or charge other than a Permitted Lien and no foreclosure, distraint, sale or similar proceedings shall have been commenced. The Borrower will, and will cause each of its Restricted Subsidiaries to, timely file all information returns required by federal, state or local tax authorities.

        Section 5.7 Visits and Inspections. The Borrower will, and will cause each of its Restricted Subsidiaries to, permit representatives of the Administrative Agent and any of the Lenders, upon reasonable notice to the Borrower or such Restricted Subsidiary and during normal business hours (i) visit and inspect the properties of the Borrower or such

Restricted Subsidiary, (ii) inspect and make extracts from and copies of their respective books and records, and (iii) discuss with their respective principal officers their respective businesses, assets, liabilities, financial positions, results of operations and business prospects. The Borrower and each of its Restricted Subsidiaries will also permit representatives of the Administrative Agent and any of the Lenders to discuss with their respective auditors their respective businesses, assets, liabilities, financial positions, results of operations and business prospects.

        Section 5.8 Payment of Indebtedness; Loans. Subject to any provisions regarding subordination herein or as set forth in any other Loan Document, the Borrower will, and will cause each of its Restricted Subsidiaries to, pay any and all of their respective Indebtedness when and as it becomes due, other than amounts diligently disputed in good faith and for which adequate reserves have been set aside in accordance with GAAP.

        Section 5.9 Use of Proceeds. The Borrower will use the aggregate proceeds of all Advances (i) to refinance certain Indebtedness outstanding under that certain Second Amended and Restated Loan Agreement dated as of February 17, 1998, as amended, including payment of all principal, interest and fees due and owing thereunder, (ii) at the Borrower's election, to repay all principal, accrued and unpaid interest, prepayment fees and other amounts due on the Senior Subordinated Notes, (iii) to finance Permitted Investments, (iv) to fund Capital Expenditures, (v) to (directly or indirectly through Restricted Subsidiaries) acquire Telecommunications Assets and Telecommunications Businesses as permitted hereunder, (vi) to make Restricted Payments and Restricted Purchases that are permitted under Section 7.7 hereof, and (vii) for working capital and other general corporate purposes. No proceeds of Advances hereunder shall be used for the purchase or carrying or the extension of credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

        Section 5.10 Real Estate. The Borrower will, and will cause its Restricted Subsidiaries to, grant a mortgage securing the Obligations to the Administrative Agent, for itself and for the ratable benefit of the Lenders, in form and substance satisfactory to the Administrative Agent, covering each parcel of real estate having a fair market value, exclusive of equipment, in excess of $500,000 acquired by the Borrower or any of its Restricted Subsidiaries after the Agreement Date. The Borrower will, and will cause its Restricted Subsidiaries to, deliver to the Administrative Agent all documentation, including opinions of counsel and policies of title insurance, which in the opinion of the Administrative Agent is appropriate with each such grant, including any Phase I environmental audit requested by the Administrative Agent or any Lender.

        Section 5.11 Indemnity. The Borrower, for itself and on behalf of each of its Restricted Subsidiaries agrees, jointly and severally, to indemnify and hold harmless each Lender and the Administrative Agent and each of their respective affiliates, employees, representatives, officers, trustees and directors (any of the foregoing shall be an "Indemnitee") from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable attorneys', experts', agents', consultants' fees and expenses (as such fees and expenses are incurred) and demands by any party, including the costs of investigating and defending such claims, whether or not the Borrower, any Restricted Subsidiary of the Borrower, or the Person seeking indemnification is the prevailing party (a) resulting from any breach or alleged breach by the Borrower or any Restricted Subsidiary of the Borrower of any representation, warranty, or covenant made hereunder or under any other Loan Document; (b) arising out of or in connection with (i) the Revolving Loan Commitment, the Loans or otherwise under this Agreement or any other Loan Document (including the taking of Collateral for the Obligations), including the use of the proceeds of Loans hereunder in any fashion by the Borrower or any of its Restricted Subsidiaries or the performance of their respective obligations under the Loan Documents by the Borrower or any of its Restricted Subsidiaries, (ii) allegations of any participation by the Lenders or the Administrative Agent, or any of them, in the affairs of the Borrower or any of its Restricted Subsidiaries, or allegations that any of them has any joint liability with the Borrower or any of its Restricted Subsidiaries for any reason, or (iii) any claims against the Lenders or the Administrative Agent, or any of them, by any shareholder, partner, or other investor in or lender to the Borrower or any Restricted Subsidiary, by any brokers or finders or investment advisers or investment bankers retained by the Borrower or by any other third party, arising out of the Revolving Loan Commitment, the Loans or otherwise under this Agreement or any other Loan Document; or (c) in connection with taxes (other than income taxes), fees, and other charges payable in connection with the Loans, or the execution, delivery, and enforcement of this Agreement, the Security Documents, the other Loan Documents, and any amendments thereto or waivers of any of the provisions thereof; unless the Person seeking indemnification hereunder is determined in such case to have acted with gross negligence or willful misconduct, in any case by a final, non-appealable judicial order. The obligations of the Borrower and the Restricted Subsidiaries under this Section 5.11 are in addition to, and shall not otherwise limit, any liabilities which the Borrower or any Restricted Subsidiary might otherwise have in connection with any warranties or similar obligations of the Borrower or such Restricted Subsidiary in any other agreement or instrument or for any other reason.

        Section 5.12 Interest Rate Hedging. Within ninety (90) days from the Agreement Date, and at the end of each fiscal quarter thereafter, the Borrower shall have entered into one or more Interest Hedge Agreements which result in the fixing of a limit on the Borrower's interest obligations on an aggregate principal amount of not less than fifty percent (50%) of the then outstanding Total Debt. Such Interest Hedge Agreements shall provide interest rate protection on terms reasonably acceptable to the Administrative Agent for an average period of the lesser of three (3) years from the date of such Interest Hedge Agreement or Agreements or the period remaining until the Initial Maturity Date with respect to any Interest Hedge Agreement or Interest Hedge Agreements entered into in connection with the Revolving Loans and the Term A Loans and the Maturity Date with respect to any Interest Hedge Agreement or Interest Hedge Agreements entered into in connection with the Term B Loans, such terms to include consideration of the creditworthiness of the other party to the proposed Interest Hedge Agreement. All Obligations of the Borrower to any of the Lenders pursuant to any Interest Hedge Agreement shall rank pari passu with all other Obligations.

        Section 5.13 Covenants Regarding Formation of Restricted Subsidiaries and the Making of Acquisitions. At the time of any Acquisition permitted hereunder by the Borrower or any Restricted Subsidiary, or the formation of any new Restricted Subsidiary of the Borrower or any of its Restricted Subsidiaries (except for Restricted Subsidiaries which are then inactive and which have no assets) which is permitted under this Agreement, the Borrower will, and will cause its Restricted Subsidiaries, as appropriate, to (a) in the case of the formation or Acquisition of a new Restricted Subsidiary, provide to the Administrative Agent an executed Subsidiary Security Agreement for such new Restricted Subsidiary, in substantially the form of Exhibit K attached hereto, together with appropriate UCC-1 financing statements, as well as an executed Subsidiary Guaranty for such new Restricted Subsidiary, in substantially the form of Exhibit I attached hereto, which shall constitute both Security Documents and Loan Documents for purposes of this Agreement, as well as a loan certificate for such new Restricted Subsidiary, substantially in the form of Exhibit O or Exhibit P attached hereto, as appropriate, together with appropriate attachments; (b) in the case of any Acquisition by the Borrower or any Restricted Subsidiary or the formation of any new Restricted Subsidiary, pledge to the Administrative Agent all of the stock (or other instruments or securities evidencing ownership) of such Restricted Subsidiary or Person which is acquired or formed, beneficially owned by the Borrower or any of the Borrower's Restricted Subsidiaries, as the case may be, as additional Collateral for the Obligations to be held by the Administrative Agent in accordance with the terms of the Borrower's Pledge Agreement, Subsidiary Pledge Agreement, or a new Subsidiary Pledge Agreement in substantially the form of Exhibit J attached hereto, and execute and deliver to the Administrative Agent all such documentation for such pledge as, in the reasonable opinion of the Administrative Agent, is appropriate; and (c) in any case, provide all other documentation, including one or more opinions of counsel satisfactory to the Administrative Agent which in the opinion of the Administrative Agent is appropriate with respect to such Acquisition or the formation of such Restricted Subsidiary. Investments made by the Borrower or any of its Restricted Subsidiaries after the Agreement Date shall also be treated as additional Collateral (other than as provided in Section 7.6(d)) and shall be subject to the provisions of appropriate Security Documents. Any document, agreement or instrument executed or issued pursuant to this Section 5.13 shall be a "Loan Document" for purposes of this Agreement.

        Section 5.14 Designation of Unrestricted Subsidiaries as Restricted Subsidiaries.

               (a) Unrestricted to Restricted. Upon not less than three (3) Business Days' prior written notice by the Borrower to the Administrative Agent, any Unrestricted Subsidiary of the Borrower may be designated as a Restricted Subsidiary hereunder provided that (i) no Default then exists or would be caused thereby, (ii) any such Subsidiary does not (at the time of such designation) have outstanding any Indebtedness for Money Borrowed other than Permitted Debt, or any Liens on its assets or properties other than Permitted Liens, (iii) the Borrower shall have demonstrated its continued compliance on a pro forma basis through the Maturity Date with the financial covenants contained in Section 7.8, 7.9, 7.10 and 7.11 hereof , and (iv) such Subsidiary shall provide to the Administrative Agent an executed Subsidiary Security Agreement, in substantially the form of Exhibit K attached hereto, together with appropriate UCC-1 financing statements, an executed Subsidiary Guaranty in substantially the form of Exhibit I attached hereto, and a Subsidiary Pledge Agreement (given by itself if appropriate and, if its stock or other securities are not then Collateral, given by its parent company), in substantially the form attached hereto, as Exhibit J, together with appropriate stock certificates and stock powers therefor, as well as an appropriate loan certificate for such new Restricted Subsidiary, substantially in the form of Exhibit O or Exhibit P, attached hereto, as appropriate. Such new Restricted Subsidiary shall also provide all other documentation which in the opinion of the Administrative Agent is appropriate with respect to the designation of such Unrestricted Subsidiary as a Restricted Subsidiary, including legal opinions if advisable, all of which documents shall constitute Security Documents and Loan Documents for purposes of this Agreement.

               (b) Other. The Borrower may not designate a Restricted Subsidiary as an Unrestricted Subsidiary.

        Section 5.15 Payment of Wages . The Borrower and each of its Restricted Subsidiaries shall at all times comply, in all material respects, with the requirements of the Fair Labor Standards Act, as amended, including, without limitation, the provisions of such Act relating to the payment of minimum and overtime wages as the same may become due from time to time.

                                   ARTICLE 6.
                              Information Covenants

        So long as any of the Obligations is outstanding and unpaid or the Borrower has a right to borrow hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Majority Lenders, or such greater number of Lenders as may be expressly provided herein, shall otherwise consent in writing, the Borrower will furnish or cause to be furnished to each Lender and the Administrative Agent, at their respective offices:

        Section 6.1 Quarterly Financial Statements and Information . Within sixty (60) days after the last day of each quarter of each fiscal year of the Borrower, unaudited balance sheets of the Borrower on a consolidated basis with its Restricted Subsidiaries, and on a consolidated basis with all of its Subsidiaries, as at the end of such quarter and as of the end of the preceding fiscal year, and the related statements of operations and the related statements of cash flows of the Borrower on a consolidated basis with its Restricted Subsidiaries, and on a consolidated basis with all of its Subsidiaries, for such quarter and for the elapsed portion of the year ended with the last day of such quarter, which shall set forth in comparative form such figures as at the end of and for such quarter and the appropriate prior period (but only for such quarter and other periods for which such comparative figures are available) and shall be certified by the chief financial officer of the Borrower, to be, in his or her opinion, complete and correct in all material respects and to present fairly, in accordance with GAAP (except as to the exclusion of certain Subsidiaries which should be consolidated with the Borrower under GAAP), the financial position of the Borrower on a consolidated basis with its Restricted Subsidiaries and on a consolidated basis with all of its Subsidiaries, as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments.

        Section 6.2 Annual Financial Statements and Information . Within one hundred twenty (120) days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and the related audited consolidated statements of operations for such fiscal year and, to the extent available, for the previous two (2) fiscal years, the related audited consolidated statements of changes in shareholders' equity for such fiscal year and, to the extent available, for the previous two (2) fiscal years, and related audited consolidated statements of cash flows of such fiscal year and, to the extent available, for the previous two (2) fiscal years, which shall be accompanied by an opinion of Arthur Andersen LLP or other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, together with a statement of such accountants that in connection with their audit, nothing came to their attention that caused them to believe that the Borrower was not in compliance with the terms, covenants, provisions or conditions of
Article 7 hereof.

        Section 6.3 Performance Certificates . At the time the financial statements are furnished pursuant to Sections 6.1 and 6.2 hereof, the Performance Certificate:

               (a) setting forth as at the end of such quarterly period or fiscal year, as the case may be, the arithmetical calculations required to establish (i) any interest rate adjustment, as provided for in Section 2.3(f) hereof, and (ii) whether or not the Borrower was in compliance with the requirements of Sections 7.8, 7.9, 7.10 and 7.11 hereof;

               (b) setting forth on a consolidated basis for the Borrower and its Restricted Subsidiaries, for each such fiscal quarter or fiscal year, as the case may be, (i) the number of Cellular System subscribers and subscribers to other material Telecommunications Businesses at the beginning of such period,
(ii) the number of gross new Cellular System subscribers and subscribers to other material Telecommunications

Businesses added and deactivated Cellular System subscribers and subscribers to other material Telecommunications Businesses lost during such period, and (iii) the number of Cellular System subscribers and subscribers to other material Telecommunications Businesses at the end of such period; and

               (c) stating that, to the best of his or her knowledge, no Default or Event of Default has occurred as at the end of such quarterly period or year, as the case may be, or, if a Default or an Event of Default has occurred, disclosing each such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such Default or Event of Default.

        Section 6.4   Copies of Other Reports.

               (a) Promptly upon receipt thereof, copies of all material reports, if any, submitted to the Borrower by the Borrower's independent public accountants regarding the Borrower, including, without limitation, any management report prepared in connection with the annual audit referred to in
Section 6.2.

               (b) Promptly upon receipt thereof, copies of any material adverse notice or report regarding any License held by the Borrower or any Restricted Subsidiary from the FCC.

               (c) In connection with any proposed Acquisition by the Borrower or any Restricted Subsidiary and promptly upon each request, such data, certificates, reports, statements, opinions of counsel prepared for the Administrative Agent and the Lenders, or any of them, documents or further information regarding the business, assets, liabilities, financial position, projections, results of operations or business prospects of the Borrower or any of its Restricted Subsidiaries as the Administrative Agent or any Lender may reasonably request.

               (d) Annually, a certificate of insurance indicating that the requirements of Section 5.5 hereof remain satisfied for such fiscal year.

               (e) Annually, and in no event later than January 31 of any year, a copy of the Borrower's annual financial projections for itself and its Restricted Subsidiaries for such fiscal year.

        Section 6.5 Notice of Litigation and Other Matters . Notice specifying the nature and status of any of the following events, promptly, but in any event not later than ten (10) days after any officer of the Borrower becomes aware of the occurrence of any of the following events:

               (a) the commencement of all material proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator against, or to the extent known to the Borrower, in any other way relating materially adversely to the Borrower or any Restricted Subsidiary of the Borrower, or any of their respective properties, assets or businesses or any License;

               (b) any material adverse change with respect to the business, assets, liabilities, financial position, results of operations or business prospects of the Borrower or any Restricted Subsidiary of the Borrower, other than changes in the ordinary course of business which have not had and could not have a Materially Adverse Effect;

               (c) any Default or the occurrence or non-occurrence of any event
(A) which constitutes, or which with the passage of time or giving of notice or both would constitute a material default by the Borrower or any Restricted Subsidiary of the Borrower under any material agreement other than this Agreement to which the Borrower or any Restricted Subsidiary of the Borrower is a party or by which any of their respective properties may be bound, or (B) which could have a Materially Adverse Effect, giving in each case the details thereof and specifying the action proposed to be taken with respect thereto;

               (d) the occurrence of any Reportable Event or a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan of the Borrower or any of its Subsidiaries or the institution or threatened institution by PBGC of proceedings under ERISA to terminate or to partially terminate any such Plan or the commencement or threatened commencement of any litigation regarding any such Plan or naming it or the trustee of any such Plan with respect to such Plan; and

               (e) the occurrence of any event subsequent to the Agreement Date which, if such event had occurred prior to the Agreement Date, would have constituted an exception to the representation and warranty in Section 4.1(m) of this Agreement.

                                   ARTICLE 7.
                               Negative Covenants

        So long as any of the Obligations is outstanding and unpaid or the Borrower has a right to borrow from the Lenders hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Majority Lenders, or such greater number of Lenders as may be expressly provided herein, shall otherwise consent in writing:

        Section 7.1 Indebtedness of the Borrower and its Restricted Subsidiaries. The Borrower shall not, and shall cause each of its Restricted Subsidiaries not to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, any Indebtedness except:

               (a) The Obligations;

               (b) Current accounts payable, accrued expenses and customer advance payments incurred in the ordinary course of business;

               (c) Indebtedness in an aggregate amount not to exceed $100,000,000 at any time outstanding secured or unsecured on a pari passu basis with or subordinated to the Obligations (it being understood that such Indebtedness that is subordinated shall not constitute Subordinated Debt for purposes of Section 7.7 hereunder);

               (d) Capitalized Lease Obligations and unsecured Indebtedness for Money Borrowed in addition to other Indebtedness permitted under this Section
7.1 in an aggregate amount not to exceed $50,000,000;

               (e) Subordinated Debt;

               (f) Indebtedness secured by Permitted Liens (other than those described in items (a) and (i) of the definition of Permitted Liens);

               (g) Obligations under Interest Hedge Agreements;

               (h) Indebtedness of the Borrower or any of its Restricted Subsidiaries to the Borrower or any other Restricted Subsidiary, and Indebtedness expressly permitted under Section 7.5 hereof; and

               (i) Indebtedness representing extensions, renewals, refinancings or replacements (but not increases in principal amounts) of the foregoing.

        Section 7.2 Limitation on Liens. The Borrower shall not, and shall cause each of its Restricted Subsidiaries not to, create, assume, incur or permit to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of its properties or assets, whether now owned or hereafter acquired, except for Permitted Liens.

        Section 7.3 Amendment and Waiver. The Borrower shall not, and shall cause each of its Restricted Subsidiaries not to, except in connection with a transaction otherwise permitted hereunder, enter into any amendment of, or agree to or accept or consent to any waiver of any of the material provisions of, its articles or certificate of incorporation or partnership agreement, as appropriate.

        Section 7.4 Liquidation, Merger, Disposition of Assets.

               (a) Disposition of Assets. The Borrower shall not, and shall cause each of its Restricted Subsidiaries not to, at any time sell, lease, abandon, transfer, assign, or otherwise dispose of any of its or their Telecommunications Assets unless any (i) Net Proceeds therefrom are applied as provided in Section 2.8 hereof, (ii) Section 7.6(d) hereof is complied with (if applicable), (iii) any such sale, lease or disposition is made for fair market value as determined by the Board of Directors of the Borrower, (iv) any swap of Telecommunications Assets or Telecommunications Businesses is otherwise permitted in Section 7.6(b)(i) hereof, (v) any sale and leaseback transactions involving transmission towers must be a Permitted Tower Transaction, and (vi) no Default then exists or would be caused thereby (unless such sale, lease, abandonment or other disposal would cure any such Default). At the time of any such Permitted Asset Sale hereunder in which the aggregate consideration therefor exceeds $10,000,000, the Borrower shall provide the Administrative Agent and the Lenders with projections assuming the consummation of the Permitted Asset Sale and demonstrating pro forma compliance with Sections 7.8, 7.9, 7.10 and 7.11 hereof for the remaining term of this Agreement.

               (b) Liquidation or Merger. The Borrower shall not, and shall cause each of its Restricted Subsidiaries not to, at any time liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, or enter into any merger, provided that if no Default then exists or would be caused thereby, the following such transactions are permitted: (i) a merger among the Borrower and one or more Restricted Subsidiaries, provided the Borrower is the surviving corporation; (ii) a merger between or among two or more Restricted Subsidiaries; (iii) an Acquisition permitted hereunder effected by a merger in which the Borrower or a Restricted Subsidiary of the Borrower is the surviving Person; and (iv) a liquidation or dissolution of one or more Restricted Subsidiaries into its or their parent entity (provided the Borrower or one of its Restricted Subsidiaries is such parent entity).

        Section 7.5 Limitation on Guaranties. The Borrower shall not, and shall cause each of its Restricted Subsidiaries not to, at any time Guaranty, assume, be obligated with respect to, or permit to be outstanding any Guaranty of, any obligation of any other Person other than (a) a Guaranty by endorsement of negotiable instruments for collection in the ordinary course of business, or (b) obligations under agreements of the Borrower or any of its Restricted Subsidiaries entered into in connection with leases of real property or the acquisition of services, supplies and equipment in the ordinary course of business of the Borrower or any of its Restricted Subsidiaries, or (c) as may be contained in any Loan Document including, without limitation, the Subsidiary Guaranty, or (d) a Guaranty of any obligation of any employee of the Borrower or any of its Restricted Subsidiaries, provided that the aggregate amount guaranteed under all such Guaranties shall not exceed $1,000,000 at any time, or
(e) Guaranties in existence on the Agreement Date, as described on Schedule 12 attached hereto, of obligations of certain Unrestricted Subsidiaries under certain cell site, retail outlet, and other real estate leases, provided that
(i) the maximum amount of rent and other obligations so guaranteed shall not exceed $3,500,000, and (ii) no such lease shall have its term extended without termination of the related Borrower or Restricted Subsidiary Guaranty or (f) Guaranties of obligations of Unrestricted Subsidiaries so long as such Guaranties are included as part of Total Debt.

        Section 7.6 Investments and Acquisitions . The Borrower shall not, and shall cause each of its Restricted Subsidiaries not to, make any loan or advance, or make any

Investment or otherwise acquire for consideration evidences of Indebtedness, capital stock or other securities of any Person, or make any Acquisition, except that the Borrower may make Investments in its own Restricted Subsidiaries, and that, so long as no Default then exists or would be caused thereby:

               (a) Cash Equivalents. The Borrower and its Restricted Subsidiaries may, directly or through a brokerage account (i) purchase marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five (365) days of the date of purchase, (ii) purchase commercial paper issued by corporations, each of which shall have a combined net worth of at least $100 million and each of which conducts a substantial part of its business in the United States of America, maturing within two hundred seventy (270) days from the date of the original issue thereof, and rated "P-2" or better by Moody's Investors Service, Inc. or "A-2" or better by Standard and Poor's Ratings Group, (iii) purchase repurchase agreements, bankers' acceptances, and certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, a United States national bank the deposits of which are insured by the Federal Deposit Insurance Corporation and having capital, surplus and undivided profits totaling more than $100 million and rated "A" or better by Moody's Investors Service, Inc. or Standard and Poor's Ratings Group and (iv) purchase shares of any open-end investment company registered under the Investment Company Act of 1940, that invests all or substantially all of its funds in the items described in clauses (i) through (iii) above, which meets the requirements set forth in Rule 2a-7, Money Market Funds, under that Act, made available by any Lender or its Affiliate;

               (b) Acquisitions.

                      (i) Subject to compliance with subsection (ii) of this
               Section 7.6(b), (A) the Borrower and its Restricted Subsidiaries may make Acquisitions of Telecommunications Assets and Telecommunications Businesses (including swaps of Telecommunications Assets and Telecommunications Businesses), (B) the Borrower, solely through the issuance of its common stock, may make Acquisitions of or Investments in additional Subsidiaries which are engaged in a Telecommunications Business, and (C) the Borrower and its Restricted Subsidiaries may make Investments in Unrestricted Subsidiaries in an amount not to exceed (x) $500,000,000 plus (y) an amount equal to the cash proceeds from sales or issuances of public or private capital stock or Subordinated Debt of the Borrower plus (z) amounts Invested pursuant to clause (x) above in an Unrestricted Subsidiary, upon (A) such Unrestricted Subsidiary being subsequently designated as a Restricted Subsidiary, or (B) any such Investment being subsequently returned to the Borrower by such Unrestricted Subsidiary.

                      (ii) No Acquisitions or Investments otherwise permitted
               under Section 7.6(b) hereof may be consummated unless:

                                    (A) the Borrower shall have demonstrated
                             through revised projections assuming the consummation of the Acquisition or Investment its pro forma compliance with Sections 7.8, 7.9, 7.10, and 7.11 hereof, after giving effect to such Acquisition or Investment, as the case may be, and shall have certified to the Administrative Agent and the Lenders that such Acquisition or Investment, as the case may be, shall not have a Materially Adverse Effect;

                                    (B) with respect to any Acquisition or
                             Investment of more than $10,000,000, the Borrower shall provide the Administrative Agent and the Lenders with notice thereof, not less than thirty
                             (30) days prior to the proposed closing thereof, and with copies of all material information pertaining to such Acquisition or Investment, as the case may be, and a certificate signed by the chief financial officer of the Borrower, certifying the Borrower's pro forma compliance with the covenants listed in item (A) of this subsection, together with any calculations necessary to demonstrate such compliance;

                                    (C) Section 5.13 of this Agreement has been
                             complied with except for Investments in
                             Unrestricted Subsidiaries; and

                                    (D) Any swap of Telecommunications Assets or
                             Telecommunications Businesses must be exchanged for fair market value, as determined by the board of directors of the Borrower or the applicable Restricted Subsidiary making such exchange.

               (c) Employee Loans. The Borrower and its Restricted Subsidiaries may make loans to employees, (i) in connection with stock option plans, provided
(x) such loans do not involve cash payments by the Borrower and (y) the Borrower and its Restricted Subsidiaries incur no obligations at any time to repurchase the stock so purchased, and (ii) for all other purposes in an amount not to exceed, in the aggregate outstanding at any time, $2,000,000.

               (d) Seller Paper. The Borrower and its Restricted Subsidiaries, in connection with its receipt of Net Proceeds, may receive and hold one or more promissory notes or other evidences of Indebtedness for Money Borrowed, provided that (i) such promissory notes or other evidences of Indebtedness for Money Borrowed shall be endorsed to the order of the Administrative Agent as additional Collateral for the Obligations, and (ii) at no time shall the aggregate amount of such outstanding Indebtedness held by the Borrower and its Restricted Subsidiaries exceed $50,000,000.

        Section 7.7 Restricted Payments and Purchases. The Borrower shall not, and shall cause each of its Restricted Subsidiaries not to, directly or indirectly declare or make any Restricted Payment or Restricted Purchase, except that so long as no Default hereunder then exists or would be caused thereby:

               (a) At any time that the Leverage Ratio as of the immediately preceding fiscal quarter is less than 6.50 to 1.00 as reported to the Administrative Agent and the Lenders pursuant to Section 6.3, the Borrower may make any Restricted Payment or Restricted Purchase, provided that the Borrower shall provide the Lenders with a certificate of the chief financial officer of the Borrower, demonstrating pro forma compliance with Sections 7.8, 7.9, 7.10 and 7.11 hereof, after giving effect to such Restricted Payment or Restricted Purchase;

               (b) At any time that the Leverage Ratio as of the immediately preceding fiscal quarter is equal to or greater than 6.50 to 1.00 as reported to the Administrative Agent and the Lenders pursuant to Section 6.3, the Borrower may make Restricted Payments and Restricted Purchases in the aggregate amount not to exceed $200,000,000, provided that the Borrower shall provide the Lenders with a certificate of the chief financial officer of the Borrower, demonstrating pro forma compliance with Sections 7.8, 7.9, 7.10 and 7.11 hereof, after giving effect to each such Restricted Payment or Restricted Purchase; and

               (c) The Borrower may make scheduled payments of interest on its Subordinated Debt;

               (d) The Borrower may make payments required under the Distribution Agreement;

               (e) The Borrower and its Restricted Subsidiaries may make Restricted Payments and Restricted Purchases which are permitted to be made under Section 7.6 hereof; and

               (f) The Borrower and its Restricted Subsidiaries may make Restricted Purchases of minority ownership interests in the Borrower and its Restricted Subsidiaries from Persons who are not Affiliates of the Borrower, provided that such minority ownership interests so purchased shall become additional Collateral for the Obligations pursuant to the terms of one or more of the Security Documents.

        Section 7.8 Ratio of Operating Cash Flow to Cash Interest Expense. The Borrower shall not permit the ratio as of the end of any fiscal quarter of (i) its Operating Cash Flow for the two (2) fiscal quarter period then ended, to
(ii) its Cash Interest

Expense for such two (2) fiscal quarter period, to be less than the ratio set forth below opposite the period during which the last day of such two-quarter period ends:

        Quarter Ended:                                  Ratio:
        --------------                                  ------
        March 31, 2000 through                          1.50 to 1.00
           December 31, 2000

        March 31, 2001 through                          2.00 to 1.00
           December 31, 2002

        March 31, 2003 and thereafter                   2.25 to 1.00

        Section 7.9 Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio for any fiscal quarter to be less than 1.10 to 1.00.

        Section 7.10 Leverage Ratio. The Borrower shall not at any time permit the Leverage Ratio to exceed the ratio set forth below for any fiscal quarter ending during the periods indicated below:

                          Period:                   Leverage Ratio:
                          -------                   ---------------
                 Agreement Date through
                 March 31, 2001                      8.00 to 1.00

                 April 1, 2001 through               7.50 to 1.00
                 March 31, 2002

                 April 1, 2002 through               7.00 to 1.00
                 December 31, 2002

                 January 1, 2003 through             6.00 to 1.00
                 December 31, 2004

                 Thereafter                          5.50 to 1.00


        Section 7.11 Annualized Operating Cash Flow to Pro Forma Debt Service Ratio. The Borrower shall not permit the ratio of its Annualized Operating Cash Flow to its Pro Forma Debt Service to be less than the ratio set forth below for any fiscal quarter ending during the periods indicated below:

                                                     Annualized Operating Cash Flow
                              Period:                to Pro Forma Debt Service Ratio:
                              -------                --------------------------------
                 March 31, 2000 through              1.00 to 1.00
                 December 31, 2000

                 March 31, 2001 through              1.25 to 1.00
                 December 31, 2002

                 March 31, 2003 and thereafter       1.50 to 1.00

        Section 7.12 Affiliate Transactions. Except as specifically provided herein (including, without limitation, Section 7.7 hereof) and as may be described on Schedule

10 attached hereto, the Borrower shall not, and shall cause each of its Restricted Subsidiaries not to, at any time engage in any material transaction with an Affiliate, or make an assignment or other transfer of any of its properties or assets to any Affiliate, unless such transaction (i) is determined by the board of directors of the Borrower or such Restricted Subsidiary to be in the best interests of the Borrower or such Restricted Subsidiary, and (ii) such transaction is on terms no less advantageous to the Borrower or such Restricted Subsidiary than would be the case if such transaction had been effected with a non-Affiliate.

        Section 7.13 Real Estate. Neither the Borrower nor any of its Restricted Subsidiaries shall purchase or become obligated to purchase any single parcel of real estate having a purchase price in excess of $500,000 except in compliance with Section 5.10 hereof.

        Section 7.14 ERISA Liabilities. The Borrower shall not, and shall cause each of its Subsidiaries not to, (i) permit the assets of any of their respective Plans to be less than the amount necessary to provide all accrued benefits under such Plans on an ongoing basis, or (ii) enter into any Multiemployer Plan.

        Section 7.15 New Unrestricted Subsidiaries. The Borrower shall cause all of the stock of any new Unrestricted Subsidiary (which is a direct Subsidiary of the Borrower, or a direct subsidiary of a Restricted Subsidiary) to be pledged to the Administrative Agent pursuant to the terms of the Borrower Pledge Agreement or the Subsidiary Pledge Agreement, as additional Collateral for the Obligations.

        Section 7.16 Limitation on Preferred Stock of Restricted Subsidiaries. The Borrower shall not permit any Restricted Subsidiary to create or issue any preferred stock except for (i) preferred stock outstanding on the Agreement Date, (ii) preferred stock issued to and held by the Borrower or any other Restricted Subsidiary, (iii) preferred stock issued by a Person prior to the time such Person became a direct or indirect Restricted Subsidiary, (iv) preferred stock issued by a Restricted Subsidiary, the proceeds of which are used to refinance any outstanding preferred stock of such Restricted Subsidiary, with an aggregate liquidation preference not to exceed the liquidation preference of the preferred stock so refinanced, plus the amount of any financing fees and other expenses incurred in connection with such refinancing, and provided such refinancing preferred stock by its terms, or by the terms of the agreement or instrument pursuant to which such preferred stock is issued, does not provide for payments of liquidation values at its stated maturity or by way of a sinking fund or by way of any mandatory redemption, defeasance, retirement or repurchase, prior to the stated maturity of the preferred stock being refinanced, or (v) preferred stock issued by a Restricted Subsidiary with a cumulative liquidation preference in an amount which would be permitted hereunder to be incurred as Indebtedness.

                                   ARTICLE 8.
                                     Default

        Section 8.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

               (a) Any representation or warranty made under this Agreement or any other Loan Document shall prove to be incorrect or misleading in any material respect when made or deemed to be made pursuant to Section 4.2 hereof;

               (b) (i) The Borrower shall default in the payment of any principal amount of the Loans, or (ii) the Borrower shall default in the payment of any interest, fees or other amounts payable to the Lenders, the Administrative Agent, or any of them, when due, and such Default shall not be cured by payment in full within three (3) Business Days;

               (c) The Borrower shall default in the performance or observance of any agreement or covenant contained in Article 7 hereof;

               (d) The Borrower shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured within a period of thirty (30) days from the date of occurrence of such default, or, if later, the date on which an officer of the Borrower knew or should have known of the occurrence of such default;

               (e) There shall occur any default in the performance or observance of any agreement or covenant or breach of any representation or warranty contained in any of the Loan Documents (other than this Agreement or as otherwise provided in this Section 8.1) by the Borrower, any of its Subsidiaries, or any other obligor thereunder, which shall not be cured within a period of thirty (30) days from the occurrence of such default, or, if later, the date on which an officer of the Borrower knew or should have known of the occurrence of such default;

               (f) There shall be entered and remain unstayed a decree or order for relief in respect of the Borrower or any of its Restricted Subsidiaries under Title 11 of the United States Code as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Borrower or any of its Restricted Subsidiaries, or of any substantial part of their respective properties, or ordering the winding-up or liquidation of the affairs of the Borrower or any of its Restricted Subsidiaries; or an involuntary petition shall be filed against the Borrower or any of its Restricted Subsidiaries and a temporary stay entered, and (i) such petition and stay shall not be diligently contested, or (ii) such petition and stay shall continue undismissed for a period of forty-five (45) consecutive days;

               (g) The Borrower or any of its Restricted Subsidiaries shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or the Borrower or any of its Restricted Subsidiaries shall consent to the institution of proceedings thereunder or to the filing of any such petition or shall seek or consent to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any of its Restricted Subsidiaries, or of any substantial part of their respective properties, or the Borrower or any its Restricted Subsidiaries shall fail generally to pay their respective debts as they become due, or the Borrower or any of its Restricted Subsidiaries shall take any action in furtherance of any such action;

               (h) A judgment shall be entered by any court against the Borrower or any of its Subsidiaries for the payment of money which exceeds singly or in the aggregate with other such judgments, $10,000,000, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower or any of its Subsidiaries which, together with all other such property of the Borrower or any of its Subsidiaries subject to other such process, exceeds in value $10,000,000 in the aggregate, and if, within thirty
(30) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged;

               (i) There shall be at any time any "accumulated funding deficiency," as defined in ERISA or in Section 412 of the Code, with respect to any Plan maintained by the Borrower or any of its Subsidiaries, or to which the Borrower or any of its Subsidiaries has any liabilities, or any trust created thereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan; or PBGC shall institute proceedings to terminate any such Plan; or the Borrower or any of its Subsidiaries shall incur any liability to PBGC in connection with the termination of any such Plan; or any Plan or trust created under any Plan of the Borrower or any of its Subsidiaries shall engage in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject any such Plan, any trust created thereunder, any trustee or administrator thereof, or any party dealing with any such Plan or trust to the tax or penalty in any material amount on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Code and, in each case, such event or condition, together with other such events or conditions, if any, would subject the Borrower and its Subsidiaries to any tax, liability or penalty in excess of $1,000,000;

               (j) There shall occur (i) any default under any Indebtedness (other than the Loans) of the Borrower or any of its Restricted Subsidiaries in an aggregate principal amount exceeding $5,000,000 at maturity or which default allows the holder of such Indebtedness to accelerate the maturity of such Indebtedness; (ii) any default under any Indebtedness of any Unrestricted Subsidiary, which Indebtedness is in an aggregate principal amount exceeding $100,000,000, at maturity or which default has resulted in acceleration of such Indebtedness; (iii) any default under any Interest Hedge Agreement having a notional principal amount $5,000,000 or more; or (iv) any defeasance or any other action the result of which is to defease or repay any Subordinated Debt (other than the Senior Subordinated Notes) without payment in full of the Obligations;

               (k) The FCC shall deliver to the Borrower or any of its Subsidiaries an order to show cause why an order of revocation should not be issued based upon any alleged attribution of alien ownership (within the meaning of 47 U.S.C. Section 310(b) and any interpretation of the FCC thereunder) to the Borrower or any of its Subsidiaries and such order shall not have been rescinded within sixty (60) days after such delivery, with respect to any material License;

               (l) One or more Licenses shall be terminated or revoked such that the Borrower and its Restricted Subsidiaries are no longer able to operate the related Telecommunication Business or any portion thereof and retain the revenue received therefrom or any such License shall fail to be renewed at the stated expiration thereof such that the Borrower and its Restricted Subsidiaries are no longer able to operate the related Telecommunication Business or any portion thereof and retain the revenue received therefrom, except in the event that the termination or revocation could not reasonably be expected to have a Materially Adverse Effect;

               (m) Any Security Document or any Note or any other Loan Document or any material provision thereof shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a proceeding shall be commenced by the Borrower or any of its Subsidiaries, or by any governmental authority having jurisdiction over the Borrower or any of its Subsidiaries, seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or the Borrower or any of its Subsidiaries shall deny that it has any liability or obligation for the payment of principal or interest or other obligations purported to be created under any Loan Document;

               (n) Any Security Document shall for any reason fail or cease to create a valid and first-priority Lien on or Security Interest in any material portion of the Collateral purported to be covered thereby, subject to any Permitted Lien, or any such Lien or Security Interest shall cease to be perfected, except if such failure results from the Administrative Agent's failure to file any UCC-3 continuation statement in the appropriate jurisdiction; or

               (o) (i) John Stanton ceases, for any reason, to serve as Chairman of the Borrower and a successor Chairman acceptable to the Majority Lenders is not appointed or does not commence to serve within sixty (60) days from the date Mr. Stanton ceases to serve as Chairman, or (ii) there shall be a Change of Control, together with the affirmative vote of the Majority Lenders that such Change in Control, together with any results thereof, constitutes an Event of Default.

        Section 8.2   Remedies.

               (a) If an Event of Default specified in Section 8.1 (other than an Event of Default under Section 8.1(f) or Section 8.1(g)) shall have occurred and shall be continuing, the Administrative Agent, at the request of the Majority Lenders, shall formally declare that an Event of Default has occurred and (i) terminate the Revolving Loan Commitment and (ii) declare the principal of and interest on the Loans and any Notes and all other amounts owed to the Lenders and the Administrative Agent under this Agreement and any Notes and any other Obligations to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Notes or any other Loan Document to the contrary notwithstanding, and the Revolving Loan Commitment shall thereupon forthwith terminate and all such amounts shall be immediately due and payable.

               (b) Upon the occurrence and continuance of an Event of Default specified in Section 8.1(f) or Section 8.1(g), all principal, interest and other amounts due hereunder and under any Notes, and all other Obligations, shall thereupon and concurrently therewith become due and payable and the Revolving Loan Commitment shall forthwith terminate and the principal amount of the Loans outstanding hereunder shall bear interest at the Default Rate, all without any action by the Administrative Agent, the Lenders or the Majority Lenders or any of them and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in the other Loan Documents to the contrary notwithstanding.

               (c) Upon acceleration of the Obligations, as provided in subsection (a) or (b) of this Section 8.2, the Administrative Agent and the Lenders shall have all of the post-default rights granted to them, or any of them, under the Loan Documents and under Applicable Law.

               (d) Upon acceleration of the Obligations, as provided in subsection (a) or (b) of this Section 8.2, the Administrative Agent, upon request of the Majority Lenders, shall have the right to the appointment of a receiver for the properties and assets of the Borrower and its Restricted Subsidiaries, both to operate and to sell such properties and assets, and the Borrower, for itself and on behalf of its Restricted Subsidiaries, hereby consents to such right and such appointment and hereby waives any objection the Borrower or any Restricted Subsidiary may have thereto or the right to have a bond or other security posted by the Administrative Agent on behalf of the Lenders, in connection therewith. The rights of the Administrative Agent under this Section 8.2(d) shall be subject to its prior compliance with the Communications Act and the FCC rules and policies promulgated thereunder to the extent applicable to the exercise of such rights.

               (e) The rights and remedies of the Administrative Agent and the Lenders hereunder shall be cumulative and not exclusive.

        Section 8.3 Payments Subsequent to Declaration of Event of Default. Subsequent to the acceleration of the Loans under Section 8.2 hereof, payments and prepayments under this Agreement made to any of the Administrative Agent, the Lenders or otherwise received by any of such Persons (from realization on Collateral for the Obligations or otherwise) shall be paid over to the Administrative Agent (if necessary) and distributed by the Administrative Agent as follows: first, to the reasonable costs and expenses, if any, incurred in connection with the collection of such payment or prepayment including, without limitation, any reasonable costs incurred by any of them in connection with the sale or disposition of any Collateral for the Obligations; second, to the Lenders and the Administrative Agent for any fees hereunder or under any of the other Loan Documents then due and payable; third, to the Lenders pro rata on the basis of their respective unpaid principal amounts (except as provided in Section 2.2(e)(iv)), to the payment of any unpaid interest which may have accrued on the Obligations; fourth, to the Lenders pro rata until all Advances have been paid in full (and, for purposes of this clause, obligations under Interest Hedge Agreements with the Lenders or any of them shall be deemed to be Advances and shall be paid on a pro rata basis with the Advances); fifth, to the Lenders pro rata on the basis of their respective unpaid amounts, to the payment of any other unpaid Obligations; sixth, to damages incurred by the Administrative Agent or any Lender by reason of any breach hereof or of any other Loan Document; and seventh, upon satisfaction in full of all Obligations, to the Borrower or as otherwise required by law. Notwithstanding the foregoing, each Lender may allocate amounts received by it pursuant to this Section 8.3 in its discretion to the various Obligations held by it.

                                   ARTICLE 9.
                                   The Agents

        Section 9.1 Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes, and hereby agrees that it will require any transferee of any of its interest in its Loans irrevocably to appoint and authorize, the Administrative Agent to take such actions as its agent on its behalf and to exercise such powers hereunder and under the Security Documents as are delegated by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Neither the Administrative Agent nor any of its respective directors, officers, employees or agents shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

        Section 9.2 Interest Holders. The Administrative Agent may treat each Lender, or the Person designated in the last notice filed with the Administrative Agent, whether under Section 11.1, Section 11.5, or otherwise hereunder, as the holder of all of the interests of such Lender in its Loans until written notice of transfer, signed by such Lender (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent.

        Section 9.3 Consultation with Counsel. The Administrative Agent may consult with Paul, Hastings, Janofsky & Walker LLP, Atlanta, Georgia, special counsel to the Administrative Agent, or with other legal counsel selected by it with due care and shall not be liable for any action taken or suffered by it in good faith in consultation with the Majority Lenders and in reasonable reliance on such consultations.

        Section 9.4 Documents. The Administrative Agent shall be under no duty to examine, inquire into, or pass upon the validity, effectiveness or genuineness of this Agreement, any Note, any other Loan Document, or any other instrument, document or communication furnished pursuant hereto or in connection herewith, and the Administrative Agent shall be entitled to assume (absent knowledge to the contrary) that they are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be.

        Section 9.5 Administrative Agent and Affiliates. With respect to the Revolving Loan Commitment and its Loans, Toronto Dominion (Texas), Inc. shall have the same rights and powers hereunder and under the other Loan Documents as any other Lender and Affiliates of the Administrative Agent may accept deposits from, lend money to and generally engage in any kind of business with the Borrower, any of its Subsidiaries or any Affiliates of, or Persons doing business with, the Borrower, as if they were not affiliated with the Administrative Agent and without any obligation to account therefor.

        Section 9.6 Responsibility of the Administrative Agent. The duties and obligations of the Administrative Agent under this Agreement and the Security Documents are only those expressly set forth in this Agreement and the Security Documents. The Administrative Agent shall be entitled to assume that no Default has occurred and is continuing unless it has actual knowledge, or has been notified by the Borrower, of such fact, or has been notified by a Lender in writing that such Lender considers that a Default has occurred and is continuing, and such Lender shall specify in detail the nature thereof in writing. The Administrative Agent shall not be liable hereunder for any action taken or omitted to be taken except for its own gross negligence or willful misconduct. The Administrative Agent shall provide promptly each Lender with copies of such documents received from the Borrower as such Lender may reasonably request.

        Section 9.7 Security Documents. The Administrative Agent, as collateral agent hereunder and under the Security Documents, is hereby authorized to act on behalf of the Lenders, in its own capacity and through other agents and sub-agents appointed by it with due care, under the Security Documents, provided that the Administrative Agent shall not agree to the release of any Collateral, or any property encumbered by any mortgage, pledge or security interests except in compliance with Section 11.12 hereof. In connection with its role as secured party with respect to the Collateral hereunder, the Administrative Agent shall act as collateral agent, for itself and for the ratable benefit of the Lenders, and such role as administrative agent shall be disclosed on all appropriate accounts, certificates, filings, mortgages, and other Collateral documentation.

        Section 9.8 Action by the Administrative Agent.

        The Administrative Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement, unless the Administrative Agent shall have been instructed by the Majority Lenders to exercise or refrain from exercising such rights or to take or refrain from taking such action; provided that the Administrative Agent shall not exercise any rights under Section 8.2(a) of this Agreement except upon the request of the Majority Lenders or of all the Lenders, where expressly required by this Agreement. The Administrative Agent shall incur no liability under or in respect of this Agreement with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances for the protection of the interests of the Lenders, except for its gross negligence or willful misconduct, or conduct in breach of this Agreement as determined by a final, non-appealable order of a court having jurisdiction over the subject matter.

        The Administrative Agent shall not be liable to the Lenders or to any Lender in acting or refraining from acting under this Agreement or any other Loan Document in accordance with the instructions of the Majority Lenders or of all the Lenders, where expressly required by this Agreement, and any action taken or failure to act pursuant to such instructions shall be binding on all Lenders.

        Section 9.9 Notice of Default or Event of Default. In the event that the Administrative Agent or any Lender shall acquire actual knowledge, or shall have been notified, of any Default (other than through a notice by one party hereto to all other parties), the Administrative Agent or such Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall take such action and assert such rights under this Agreement as the Majority Lenders or of all the Lenders, where expressly required by this Agreement, shall request in writing, and the Administrative Agent shall not be subject to any liability by reason of its acting pursuant to any such request. If the Majority Lenders shall fail to request the Administrative Agent to take action or to assert rights under this Agreement in respect of any Default within ten (10) days after their receipt of the notice of any Default from the Administrative Agent or any Lender, or shall request inconsistent action with respect to such Default, the Administrative Agent may, but shall not be required to, take such action and assert such rights (other than rights under Article 8 hereof) as it deems in its discretion to be advisable for the protection of the Lenders, except that, if the Majority Lenders have instructed the Administrative Agent not to take such action or assert such right, in no event shall the Administrative Agent act contrary to such instructions.

        Section 9.10 Responsibility Disclaimed. The Administrative Agent shall not be under any liability or responsibility whatsoever as Administrative Agent:

               (a) To the Borrower or any other Person as a consequence of any failure or delay in performance by or any breach by, any Lender or Lenders of any of its or their obligations under this Agreement;

               (b) To any Lender or Lenders, as a consequence of any failure or delay in performance by, or any breach by, (i) the Borrower of any of its obligations under this Agreement or any Notes or any other Loan Document, or
(ii) any Subsidiary of the Borrower or any other obligor under any other Loan Document; or

               (c) To any Lender or Lenders, for any statements, representations or warranties in this Agreement, or any other document contemplated by this Agreement or any other Loan Document, or any information provided pursuant to this Agreement, any other Loan Document, or any other document contemplated by this Agreement, or for the validity, effectiveness, enforceability or sufficiency of this Agreement, any Notes, any other Loan Document, or any other document contemplated by this Agreement.

        Section 9.11 Indemnification. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower) pro rata according to their percentage of the outstanding principal amount of the Loans from and against any and all liabilities, obligations, losses (other than in the event of a bankruptcy or out-of-court `work-out' of the Loans), damages, penalties, actions, judgments, suits, costs, expenses (including reasonable fees and expenses of experts, agents, consultants and counsel), or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of its role as Administrative Agent under this Agreement, any other Loan Document, or any other document contemplated by this Agreement or any action taken or omitted by the Administrative Agent under this Agreement, any other Loan Document, or any other document contemplated by this Agreement in its role as Administrative Agent, except that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent as determined by a final, non-appealable order of a court having jurisdiction over the subject matter.

        Section 9.12 Credit Decision. Each Lender represents and warrants to each other Lender, to each Managing Agent, and to the Administrative Agent that:

               (a) In making its decision to enter into this Agreement and to make its Advances it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Borrower and its Subsidiaries and that it has made an independent credit judgment, and that it has not relied upon the Administrative Agent, any Managing Agent, or any other Lender, or information provided by the Administrative Agent (other than information provided to the Administrative Agent by the Borrower and forwarded by the Administrative Agent to the Lenders); and

               (b) So long as any portion of the Obligations remains outstanding, it will continue to make its own independent evaluation of the financial condition and affairs of the Borrower.

        Section 9.13 Successor Administrative Agent.

               (a) Resignation. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be any Lender or a commercial bank organized under the laws of the United States of America or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent. The resignation of the Administrative Agent may not take effect until a successor Administrative Agent is appointed.

               (b) Removal. The Administrative Agent may be removed as Administrative Agent hereunder at any time by written notice given to it by Lenders holding not less than sixty-six and two-thirds percent (66-2/3%) of the sum of the Loans outstanding plus Undrawn Commitments. Upon any such removal, such Lenders shall have the right to appoint a successor Administrative Agent, subject, at any such time as there is no Default hereunder, to the prior written consent of the Borrower, such consent not to be unreasonably withheld or delayed. Any such successor Administrative Agent may be any Lender or a commercial bank organized under the laws of the United States of America or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or to be taken by it while it was acting as the Administrative Agent.

        Section 9.14 Delegation of Duties. The Administrative Agent may execute any of its respective duties under the Loan Documents by or through agents or attorneys selected by it using reasonable care, and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

        Section 9.15 Additional Agents. None of the Lenders or other entities identified on the facing page of, signature pages of or elsewhere in this Agreement as a Co-Documentation Agent, Arranger, Managing Agent, or Co-Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified shall have or be deemed to have any fiduciary relationship with any other Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other entities so identified in deciding to enter into this Agreement or any other Loan Document or in taking or not taking action hereunder or thereunder.

                                   ARTICLE 10.
                             Change in Circumstances
                          Affecting Fixed Rate Advances

        Section 10.1 Eurodollar Basis Determination Inadequate or Unfair. If with respect to any proposed Eurodollar Advance for any Interest Period, the Administrative Agent determines after consultation with the Lenders that deposits in Dollars (in the applicable amount) are not being offered to each of the Lenders in the relevant market for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such situation no longer exist, the obligations of any affected Lender to make such type of Eurodollar Advances shall be suspended.

        Section 10.2 Illegality. If after the date hereof, the adoption of any Applicable Law, or any change in any Applicable Law (whether adopted before or after the Agreement Date), or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Lender to make, maintain or fund Eurodollar Advances, such Lender shall so notify the Administrative Agent, and the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrower. Before giving any notice to the Administrative Agent pursuant to this Section 10.2, such Lender shall designate a different lending office if such designation will avoid the need for giving such notice and will not, in the sole judgment of such Lender, be otherwise materially disadvantageous to such Lender. Upon receipt of such notice, notwithstanding anything contained in Article 2 hereof, the Borrower shall repay in full the then outstanding principal amount of each affected Eurodollar Advance of such Lender, together with accrued interest thereon and any reimbursement required under Section 2.11 hereof, on either (a) the last day of the then current Interest Period applicable to such affected Eurodollar Advances if such Lender may lawfully continue to maintain and fund such Eurodollar Advances to such day or (b) immediately if such Lender may not lawfully continue to fund and maintain such affected Eurodollar Advances to such day. Concurrently with repaying each affected Eurodollar Advance of such Lender, notwithstanding anything contained in Article 2 or Article 3 hereof, the Borrower may borrow a Base Rate Advance from such Lender, and such Lender shall make such Advance, if so requested, in an amount such that the outstanding principal amount held by such Lender shall equal the outstanding principal amount immediately prior to such repayment.

        Section 10.3 Increased Costs.

               (a) If after the date hereof, the adoption of any Applicable
Law, or any change in any Applicable Law (whether adopted before or after the Agreement Date), or any interpretation or change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                      (i) shall subject any Lender to any tax, duty or other
               charge with respect to its obligation to make Eurodollar Advances, or its Eurodollar Advances, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Advances or in respect of any other amounts due under this Agreement, in respect of its Eurodollar Advances or its obligation to make Eurodollar Advances (except for changes in the rate or method of calculation of tax on the overall net income of such Lender); or

                      (ii) shall impose, modify or deem applicable any reserve
               (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding any included in an applicable Eurodollar Reserve Percentage), special deposit, capital adequacy, assessment or other requirement or condition against assets of, deposits with or for the account of, or commitments or credit extended by, any Lender or shall impose on any Lender or the London interbank borrowing market or the New York certificate of deposit market any other condition affecting its obligation to make Eurodollar Advances or its Eurodollar Advances;

and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any such Eurodollar Advances, or to reduce the amount of any sum received or receivable by such Lender under this Agreement with respect thereto, then, within five (5) days after demand by such Lender, the Borrower agrees to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased costs. Each Lender will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 10.3 and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender.

Any Lender claiming compensation under this Section 10.3 shall provide the Borrower with a written certificate setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor in reasonable detail. Such certificate shall be presumptively correct, absent manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. If any Lender demands compensation under this Section 10.3, the Borrower may at any time, upon at least five (5) Business Days' prior notice to such Lender, prepay in full the then outstanding affected Eurodollar Advances of such Lender, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section 2.11 hereof. Concurrently with prepaying such Eurodollar Advances, the Borrower may borrow a Base Rate Advance from such Lender, and such Lender shall, if so requested, make such Advance in an amount such that the outstanding principal amount held by such Lender shall equal the outstanding principal amount immediately prior to such prepayment.

        Section 10.4 Effect On Other Advances. If notice has been given pursuant to Section 10.1, 10.2 or 10.3 suspending the obligation of any Lender to make Eurodollar Advances, or requiring Eurodollar Advances of any Lender to be repaid or prepaid, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all Advances which would otherwise be made by such Lender Eurodollar Advances affected shall, at the option of the Borrower, be made instead as Base Rate Advances.

                                   ARTICLE 11.
                                  Miscellaneous

        Section 11.1 Notices.

               (a) Unless otherwise specifically provided herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given three (3) days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one (1) day after being entrusted to a reputable commercial overnight delivery service, or when sent by telecopy addressed to the party to which such notice is directed at its address (and confirmed as received) determined as provided in this Section 11.1, except that notices under Article 2 shall be effective only upon receipt. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

                      (i)    If to the Borrower, to it at:

                             Western Wireless Corporation
                             3650 131st Ave., S.E., #400
                             Bellevue, Washington 98006
                             Attn:  John Stanton
                             Chairman and Chief Executive Officer
                             Facsimile No.: (425) 586-8666

                      with a copy to:

                             Friedman Kaplan & Seiler LLP
                             875 Third Avenue
                             New York, New York  10022-6225
                             Attn:  Gregg S. Lerner, Esq.
                             Facsimile No.: (212) 355-6401

                      and to:

                             Jeffery Christianson, Esq.
                             Senior Vice President and General Counsel
                             3650 131st Ave., S.E., #400
                             Bellevue, Washington 98006
                             Facsimile No.: (425) 586-8666

                             If to the Administrative Agent, to it at:

                             Toronto Dominion (Texas), Inc.
                             909 Fannin, Suite 900
                             Houston, Texas 77010

                             Attn:  Manager, Agency
                             Facsimile No.: (713) 951-0033


                      with a copy to:

                             TD Securities (USA) Inc.
                             31 West 52nd Street
                             New York, New York 10019-6101
                             Attn:  Managing Director,
                                            Communications Finance
                             Facsimile No.: (212) 827-7227

                      and to:

                             Paul, Hastings, Janofsky & Walker LLP
                             600 Peachtree Street, Suite 2400
                             Atlanta, Georgia  30308-2222
                             Attn:  Kevin Conboy, Esq.
                             Facsimile No.: (404) 815-2424

                      (ii) If to the Lenders, to them at the addresses set forth beside their names on Schedules 4-A, 4-B, 4-C and 4-D.

Copies shall be provided to Persons other than parties hereto only in the case of notices under Article 8 hereof.

               (b) Any party hereto may change the address to which notices shall be directed under this Section 11.1 by giving ten (10) days' written notice of such change to the other parties.

        Section 11.2 Expenses. The Borrower will promptly pay, or reimburse:

               (a) all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution, delivery and syndication of this Agreement and the other Loan Documents, and the transactions contemplated hereunder and thereunder and the making of the initial Advance hereunder (whether or not such Advance is made), including, but not limited to, the fees and disbursements of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Administrative Agent and its Affiliates;

               (b) all reasonable out-of-pocket expenses of the Administrative Agent in connection with the administration of the transactions contemplated in this Agreement or the other Loan Documents, the restructuring and "work out" of such transactions, and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Administrative Agent and the Lenders relating to this Agreement or the other Loan Documents, including, but not limited to, the fees and disbursements of any experts, agents or consultants and of special counsel for the Administrative Agent, but excluding any assignment fee pursuant to Section 11.5(b) hereof; and

               (c) all out-of-pocket costs and expenses of obtaining performance under this Agreement or the other Loan Documents and all out-of-pocket costs and expenses of collection if an Event of Default occurs in the payment of the Loans or the other Obligations, which in each case shall include reasonable fees and out-of-pocket expenses of special counsel for the Administrative Agent.

        Section 11.3 Waivers. The rights and remedies of the Administrative Agent and the Lenders under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Agent or the Lenders, or any of them, in exercising any right, shall operate as a waiver of such right. The Administrative Agent and the Lenders expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any future funding of a request for an Advance. In the event the Lenders decide to fund an Advance at a time when the Borrower is not in strict compliance with the terms of this Agreement, such decision by the Lenders shall not be deemed to constitute an undertaking by the Lenders to fund any further Advances or preclude the Lenders and the Administrative Agent from exercising any rights available under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Administrative Agent, the Lenders or the Majority Lenders shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing at variance with the terms of this Agreement such as to require further notice of their intent to require strict adherence to the terms of this Agreement in the future.

        Section 11.4 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent and the Lenders are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by any Lender or the Administrative Agent to or for the credit or the account of the Borrower or any of its Restricted Subsidiaries against and on account of the Obligations irrespective of whether (a) any Lender or the Administrative Agent shall have made any demand hereunder or (b) the Administrative Agent shall have declared the principal of and interest on the Loans and other amounts due hereunder to be due and payable as permitted by
Section 8.2 and although such Obligations or any of them, shall be contingent or unmatured. Upon direction by the

Administrative Agent with the consent of the Majority Lenders, each Lender holding deposits of the Borrower or any of its Restricted Subsidiaries shall exercise its set-off rights as so directed.

        Section 11.5 Assignment.

               (a) The Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of each of the Lenders.

               (b) Each Lender may enter freely into participation agreements with respect to or otherwise grant participations in its Loans to one or more banks or other lenders or financial institutions; provided, however, that (i) such Lender's obligations hereunder shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall not be entitled by the benefit of its participation to vote or otherwise take action under this Agreement or any other Loan Document, except with respect to the matters referred to in items
(a), (b), (c), (d), (e), and (f) of subsection (ii) of Section 11.12 hereof, and
(iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder. In addition, each Lender may (x) sell or assign up to one hundred percent (100%) of its rights hereunder and under the other Loan Documents to any Federal Reserve Bank without limitation; and (y) sell or assign up to one hundred percent (100%) of its rights hereunder and under the other Loan Documents to any other Person on an assignment basis, provided that (A) (i) such assignment is to an Affiliate of the assignor, an Approved Fund, or another Lender, or any Conduit Lender, or
(ii) the Borrower (unless there exists at the time of such assignment an Event of Default hereunder) and the Administrative Agent have given their prior written consent to the proposed assignee of a Lender hereunder, which consents shall not be unreasonably delayed or withheld, provided that such consents may be reasonably withheld if the proposed assignee is subject to withholding tax of the sort referred to in Section 2.14 hereof, (B) in the case of assignments of the Revolving A Commitment and the Revolving A Loans, the assignee assumes a pro rata share of the assignor Lender's obligations thereunder determined by the percentage of the Revolving A Commitment assigned for the period from the date of the assignment through the Initial Maturity Date, and in the case of assignments of the Revolving B Commitment and the Revolving B Loans, the assignee assumes a pro rata share of the assignor Lender's obligations thereunder determined by the percentages of the Revolving B Commitment assigned for the period from the date of the assignment through the Initial Maturity Date, but any such assignor Lender need not assign its Term A Loans or Term B Loans on a pro rata basis with the Revolving A Commitment and the Revolving A Loans or the Revolving B Commitment and Revolving B Loans, nor shall any such Lender need to assign its Revolving A Commitment and Revolving A Loans on a pro rata basis with the Revolving B Commitment and Revolving B Loans, and (C) each such assignment shall be in a principal amount of not less than the lesser of
(I) the entire amount of such Lender's interest hereunder or (II) in the case of assignments of the Revolving A Commitment,

Revolving A Loans, Revolving B Commitment, Revolving B Loans and Term A Loans, $5,000,000, and in the case of the Term B Loans, $1,000,000 unless an assignment is from one Lender to another or to an Approved Fund, or an Affiliate of a Lender, in which case there shall be no minimum assignment amount. Each Lender who sells or assigns a portion of its Loans pursuant hereto shall pay to the Administrative Agent an assignment fee of $3,500 with respect to each assignment, such fee to be paid to the Administrative Agent not later than the effective date of the assignment of the Loan relating thereto; provided, however, that no such fee shall be payable in the case of an assignment to another Lender or an Affiliate of a Lender; and provided, further that, in the case of contemporaneous assignments by a Lender to more than one fund managed by the same investment advisor (which funds are not then Lenders hereunder), only a single such $3,500 fee shall be payable for all such contemporaneous assignments. All assignments by any of the Lenders of any interests hereunder shall be made pursuant to an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit Q. Each Lender may provide any proposed participant or assignee with confidential information provided to such Lender regarding the Borrower and its Subsidiaries on a confidential basis, and such participant or assignee shall agree to maintain such confidentiality in accordance with the provisions of Section 11.19 hereof. Further, each permitted assignee of any portion of the Loans shall be entitled to the benefits of Sections 2.11 and 2.13 and Article 10 hereof and all other provisions hereof and of the other Loan Documents as a `Lender' hereunder.

               (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and the principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection at the offices of the Administrative Agent by the Borrower or any Lender, at any reasonable time during normal business hours and from time to time upon reasonable prior notice. Each Lender agrees to provide the Administrative Agent and the Borrower with written notice of the assignment of all or part of its rights hereunder. Upon the Administrative Agent's receipt of a duly completed Assignment and Assumption Agreement executed by an assigning Lender and an assignee Lender, the assignee's completed administrative questionnaire (unless the assignee is already a Lender), the fee referred to in Section 11.5(b) above, and any written consent to such assignment required by such subsection, the Administrative Agent shall accept such Assignment and Assumption Agreement and record the information contained therein in the Register. No assignment shall be effected for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

               (d) Notwithstanding anything to the contrary contained in this
Section 11.5, any Lender that is a fund that invests in bank loans may (without the consent of the Borrower or the Administrative Agent) pledge all or a portion of its rights in connection with this Agreement to the trustee or any holder of obligations or agents therefor owed, or securities issued, by such fund as security for such obligations or securities, provided that any foreclosure or other exercise of remedies by such trustee shall be subject, in all respects, to the provisions of this Section 11.5 regarding assignments. No pledge described in the immediately preceding sentence shall release any such Lender from its obligations hereunder.

               (e) Except as specifically set forth in Section 11.5(b) hereof, nothing in this Agreement or any Notes, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or any Notes.

               (f) The provisions of this Section 11.5 shall not apply to any purchase of participations among the Lenders pursuant to Section 2.12 hereof.

        Section 11.6 Accounting Principles. Except as set forth in the following sentence, references in this Agreement to GAAP shall be to such principles as in effect from time to time, and all accounting terms used herein without definition shall be used as defined under GAAP. All references to Operating Cash Flow, Total Debt, Fixed Charges, Debt Service, and other such terms shall be deemed to refer to such items of the Borrower and its Restricted Subsidiaries excluding Unrestricted Subsidiaries on a consolidated basis, consistently applied, unless otherwise indicated herein.

        Section 11.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

        Section 11.8 Governing Law. This Agreement and any Notes shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed in New York. If any action or proceeding shall be brought by the Administrative Agent or any Lender in order to enforce any right or remedy under this Agreement or under any Note, the Borrower hereby consents and will, and the Borrower will cause each Subsidiary to, submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. The Borrower, for itself and on behalf of its Subsidiaries, hereby agrees that service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the offices of the Borrower at the address given in Section 11.1 hereof and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law or the bringing of any suit, action or proceeding in any other jurisdiction. The Borrower agrees that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by Applicable Law.

        Section 11.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

        Section 11.10 Interest.

               (a) In no event shall the amount of interest due or payable hereunder or under any Notes exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Administrative Agent or such Lender in writing that it elects to have such excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Lenders not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under Applicable Law.

               (b) Notwithstanding the use by the Lenders of the Base Rate, the Federal Funds Rate, and the Eurodollar Rate as reference rates for the determination of interest on the Loans, the Lenders shall be under no obligation to obtain funds from any particular source in order to charge interest to the Borrower at interest rates related to such reference rates.

        Section 11.11 Table of Contents and Headings. The Table of Contents and the headings of the various subdivisions used in this Agreement are for convenience only and shall not in any way modify or amend any of the terms or provisions hereof, nor be used in connection with the interpretation of any provision hereof.

        Section 11.12 Amendment and Waiver. Neither this Agreement nor any other Loan Document nor any term hereof or thereof may be amended orally, nor may any provision hereof or thereof be waived orally but only by an instrument in writing signed by (or, in the case of Security Documents executed by the Administrative Agent for itself and on behalf of the Lenders, signed by the Administrative Agent and approved by) the Majority Lenders and, in the case of an amendment, by the Borrower, except that (i) any amendment to this Agreement or the other Loan Documents to effectuate the Incremental Facility as contemplated by Section 2.1(e) shall only require the consent of the Borrower, the Administrative Agent (to the extent required to assure that the amendments contemplated by Section 2.1(e) are property effected) and the Lenders providing the Incremental Facility, (ii) in the event of (a) any delay or extension in the terms of repayment or change in the order of application of repayment or application in the reduction of any Commitment of the Loans provided in Section 2.4, Section
2.7 or Section 2.8 hereof, (b) any reduction in principal, interest or fees due hereunder or postponement of the payment thereof, (c) any release of any substantial portion of the Collateral for the Loans other than in connection with a sale or disposition otherwise permitted hereunder, or any failure to take Collateral to which the Lenders are otherwise entitled pursuant to Section 5.13 or 5.14 hereof, (d) any waiver of any Default due to the failure by the Borrower to pay any sum due to any of the Lenders hereunder, (e) any release of any material Guarantor under any Guaranty of all or any portion of the Obligations, except in connection with a merger, sale or other disposition otherwise permitted hereunder, or (f) any amendment of this Section 11.12, or of the definition of Majority Lenders, or of any portion of Sections 2.10, 2.12, 5.11 or Article 10 as they relate to the relative priority of payment among the Obligations, or any other provision of this Agreement or any of the other Loan Documents specifically requiring the consent or approval of each of the Lenders, any amendment or waiver or consent may be made only by an instrument in writing signed by (or, in the case of Security Documents executed by the Administrative Agent for itself and on behalf of the Lenders, signed by the Administrative Agent and approved by) each of the Lenders and, in the case of an amendment, by the Borrower, and (iii) any increase in the Revolving Loan Commitment of any Lender shall be made only by an instrument in writing signed by such Lender, the Administrative Agent and the Borrower. Any amendment to any provision hereunder governing the rights, obligations, or liabilities of the Administrative Agent in its capacity as such, may be made only by an instrument in writing signed by the Administrative Agent and by each of the Lenders.

        Section 11.13 Entire Agreement. Except as otherwise expressly provided herein, this Agreement and the other documents described or contemplated herein embody the entire agreement and understanding among the parties hereto and thereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

        Section 11.14 Other Relationships. No relationship created hereunder or under any other Loan Document shall in any way affect the ability of the Administrative Agent or its Affiliates and each Lender or its respective Affiliates to enter into or maintain business relationships with the Borrower or any of its Affiliates beyond the relationships specifically contemplated by this Agreement and the other Loan Documents.

        Section 11.15 Directly or Indirectly. If any provision in this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

        Section 11.16 Reliance on and Survival of Various Provisions. All covenants, agreements, statements, representations and warranties made herein or in any certificate delivered pursuant hereto (i) shall be deemed to have been relied upon by the

Administrative Agent and each of the Lenders notwithstanding any investigation heretofore or hereafter made by them, and (ii) shall survive the execution and delivery of this Agreement and shall continue in full force and effect so long as any Obligation is outstanding and unpaid. Any right to indemnification hereunder, including, without limitation, rights pursuant to Sections 2.11, 2.13, 5.11, 9.11, 10.3 and 11.2 hereof, shall survive the termination of this Agreement and the payment and performance of all other Obligations.

        Section 11.17 Senior Debt. The Indebtedness of the Borrower evidenced by this Agreement is secured by the Security Documents and is intended by the parties hereto to be in parity with the Interest Hedge Agreements in effect from time to time between the Borrower and any Lender or any Affiliate of any Lender (with respect to Obligations under Interest Hedge Agreements) and senior in right of payment to all other Indebtedness for Money Borrowed of the Borrower.

        Section 11.18 Obligations Several. The obligations of the Administrative Agent and each of the Lenders hereunder are several, not joint.

        Section 11.19 Confidentiality. The Lenders shall hold all non-public, proprietary or confidential information (which has been identified as such by the Borrower) obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound financial service industry practices; however, the Lenders may make disclosure of any such information to their examiners, Affiliates, outside auditors, counsel, consultants, appraisers and other professional advisors in connection with this Agreement or to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 11.19), or to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, or as reasonably required by any proposed syndicate member or any proposed transferee or participant in connection with the contemplated transfer of any Loans or participation therein or as required or requested by any governmental authority or representative thereof or in connection with the enforcement hereof or of any Loan Document or related document or pursuant to legal process or with respect to any litigation between or among the Borrower and any of the Lenders. In no event shall any Lender be obligated or required to return any materials furnished to it by the Borrower. The foregoing provisions shall not apply to a Lender with respect to information that (i) is or becomes generally available to the public (other than through a breach of this Section
11.19 by such Lender), (ii) is already in the possession of such Lender on a nonconfidential basis, or (iii) comes into the possession of such Lender in a manner not known to such Lender to involve a breach of a duty of confidentiality owing to the Borrower.

                                   ARTICLE 12.
                              Waiver of Jury Trial

        Section 12.1 Waiver of Jury Trial. THE BORROWER, FOR ITSELF AND ON BEHALF OF ITS SUBSIDIARIES, AND THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, HEREBY AGREE TO WAIVE AND HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH THE BORROWER, ANY OF THE BORROWER'S SUBSIDIARIES, ANY OF THE LENDERS, OR THE ADMINISTRATIVE AGENT, OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, ANY OF ANY NOTES OR THE OTHER LOAN DOCUMENTS.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first appearing above.

BORROWER:                                WESTERN WIRELESS CORPORATION,
                                         a Washington corporation


                                         By:      /S/ Theresa Gillespie
                                         Title:   Executive Vice President

ADMINISTRATIVE AGENT:                     TORONTO DOMINION (TEXAS), INC.

                                           By:     /S/  Neva Nesbitt
                                                Name:   Neva Nesbitt
                                                Title:  Vice President


ARRANGER:                                  TD SECURITIES (USA) INC.

                                           By:   /S/    Brendan J. O'Halloran
                                                Name:   Brendan J. O'Halloran
                                                Title:  Managing Director



CO-DOCUMENTATION/
CO-SYNDICATION AGENT:                      BANK OF AMERICA, N.A.

                                           By:   /S/    Derrick Bell
                                                Name:   Derrick Bell
                                                Title:  Vice President


CO-DOCUMENTATION/
CO-SYNDICATION AGENT:                      BARCLAYS BANK PLC

                                           By:    /S/   Timothy Harrington
                                                Name:   Timothy Harrington
                                                Title:  Director

CO-DOCUMENTATION/
CO-SYNDICATION AGENT:                      THE CHASE MANHATTAN BANK

                                           By:  S/      John Huber
                                                Name:   John Huber
                                                Title:  Managing Director


MANAGING AGENT:                            COOPERATIEVE CENTRALE
                                           RAIFFEISEN-BOERENLEENBANK  B.A.,
                                           "RABOBANK INTERNATIONAL", NEW
                                           YORK BRANCH

                                           By:   /S/    Alan E. McLintock
                                                Name:   Alan E. McLintock
                                                Title:  Vice President

                                           By:   /S/    Nancy J. O'Connor
                                                Name:   Nancy J. O' Connor
                                                Title:  Vice President


MANAGING AGENT:                            DRESDNER BANK AG, NEW YORK AND
                                           GRAND CAYMAN BRANCHES

                                           By:   /S/    Jane Majeski
                                                Name:   Jane Majeski
                                                Title:  First Vice President

                                           By:    /S/   Brian Schneider
                                                Name:   Brian Schneider
                                                Title:  Assistant Vice President


MANAGING AGENT:                            FLEET NATIONAL BANK


                                           By:   /S/    Christine Campnelli
                                                Name:   Christine Campanelli
                                                Title:  Vice President

MANAGING AGENT:                             FIRST UNION NATIONAL BANK

                                            By:    /S/   Chris Kalmbach
                                                 Name:   Chris Kalmbach
                                                 Title:  Vice President


MANAGING AGENT:                             GOLDMAN SACHS CREDIT PARTNERS LP

                                            By:   /S/    Mark Denatale
                                                 Name:   Mark Denatale
                                                 Title:  Authorized Signatory


MANAGING AGENT:                             UNION BANK OF CALIFORNIA, N.A.

                                            By:   /S/    Keith M. Wilson
                                                 Name:   Keith M. Wilson
                                                 Title:  Vice President


CO-AGENT:                                   SKANDINAVISKA ENSKILDA BANKEN AB

                                            By:   /S/    Milton C. Brady
                                                 Name:   Milton C. Brady
                                                 Title:  Director

                                            By:   /S/    Erland Ringblom
                                                 Name:   Erland Ringblom
                                                 Title:  Senior Advisor


CO-AGENT:                                   U.S. BANK NATIONAL ASSOCIATION

                                            By:   /S/    Thomas G. Gunder
                                                 Name    Thomas G. Gunder
                                                 Title:  Vice President

LENDER:                                    PNC BANK, NATIONAL ASSOCIATION

                                           By:   /S/   Steven J. McGehrin
                                                Name:  Steven J. McGehrin
                                                Title: Vice President


LENDER:                                    THE TRAVELERS INSURANCE COMPANY

                                           By:   /S/   Allen R. Cantrell
                                                Name:  Allen R. Cantrell
                                                Title: Investment Officer

LENDER:                                    TRAVELERS CORPORATE LOAN FUND INC.

                                           By: Travelers Asset Management
                                           International Company LLC

                                           By:   /S/   Allen R. Cantrell
                                                Name:  Allen R. Cantrell
                                                Title: Investment Officer


LENDER:                                    KEY CORPORATE CAPITAL INC.

                                           By:   /S/   Laura E. Finlin
                                                Name:  Laura E. Finlin
                                                Title: Corporate Banking Officer


LENDER:                                    FIRSTAR BANK, N.A.

                                           By:   /S/   Michael J. Homeyer
                                                Name:  Michael J. Homeyer
                                                Title: Vice President

LENDER:                                    MERITA BANK PLC

                                           By:   /S/   Anu Seppala
                                                Name:  Anu Seppala
                                                Title: Vice President

                                           By:   /S/   Clifford Abramsky
                                                Name:  Clifford Abramsky
                                                Title: Vice President

LENDER:                                    NATIONAL CITY BANK

                                           By:    /S/  Liz Brosky
                                                Name:  Liz Brosky
                                                Title: Corporate Banking Officer

LENDER:                                    BANK OF MONTREAL, CHICAGO BRANCH

                                           By:   /S/   Ola Anderssen
                                                Name:  Ola Anderssen
                                                Title: Director


LENDER:                                    THE PRUDENTIAL INSURANCE COMPANY OF
                                           AMERICA

                                           By:    /S/  B. Ross Smead
                                                Name:  B. Ross Smead
                                                Title: Vice President


LENDER:                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                           BOERENLEENBANK  B.A., "RABOBANK
                                           INTERNATIONAL", NEW YORK BRANCH

                                           By:   /S/   Alan E. McLintock
                                                Name:  Alan E. McLintock
                                                Title: Vice President

                                           By:    /S/  Nancy J. O'Connor
                                                Name:  Nancy J. O'Connor
                                                Title: Vice President

LENDER:                                    THE ROYAL BANK OF SCOTLAND PLC

                                           By:   /S/   Karen L. Stefancic
                                                Name:  Karen L. Stefancic
                                                Title: Vice President


LENDER:                                    SKANDINAVISKA ENSKILDA BANKEN AB

                                           By:   /S/   Milton C. Brady
                                                Name:  Milton C. Brady
                                                Title: Director

                                           By:    /S/  Erland Ringblom
                                                Name:  Erland Ringblom
                                                Title: Senior Adviser


LENDER:                                    THE SUMITOMO TRUST & BANKING CO.,
                                           LTD., NEW YORK BRANCH

                                           By:   /S/   Suraj P. Bhatia
                                                Name:  Suraj P. Bhatia
                                                Title: Deputy General Manager


LENDER:                                    KZH SOLEIL LLC

                                           By:   /S/   Virginia Conway
                                                Name:  Virginia Conway
                                                Title: Authorized Agent


LENDER:                                    KZH SOLEIL-2 LLC

                                           By:   /S/   Virginia Conway
                                                Name:  Virginia Conway
                                                Title: Authorized Agent

LENDER:                                    U.S. BANK NATIONAL ASSOCIATION

                                           By:   /S/   Thomas G. Gunder
                                                Name:  Thomas G. Gunder
                                                Title: Vice President


LENDER:                                    UNION BANK OF CALIFORNIA, N.A.

                                           By: /S/     Keith M. Wilson
                                                Name:  Keith M. Wilson
                                                Title: Vice President


LENDER:                                    WEBSTER BANK

                                           By:   /S/   Elizabeth V. Piker
                                                Name:  Elizabeth V. Piker
                                                Title: Vice President


LENDER:                                    SUNTRUST BANK

                                           By:   /S/   J. Eric Millham
                                                Name:  J. Eric Millham
                                                Title: Director


LENDER:                                    ABN AMRO BANK N.V.

                                           By:  /S/    Nan Logan
                                                Name:  Nan Logan
                                                Title: Senior Vice President

                                           By:    /S/  Thomas Byrne
                                                Name:  Thomas Byrne
                                                Title: Senior Vice President


LENDER:                                    TORONTO DOMINION (TEXAS), INC.

                                           By:   /S/   Neva Nesbitt
                                                Name:  Neva Nesbitt
                                                Title: Vice President

LENDER:                                    ALLFIRST BANK

                                           By:  /S/    Christopher L. Smith
                                                Name:  Christopher L. Smith
                                                Title: Senior Vice President


LENDER:                                    BANK OF AMERICA, N.A.

                                           By:   /S/   Derrick Bell
                                                Name:  Derrick Bell
                                                Title: Vice President


LENDER:                                    BANK OF HAWAII

                                           By:   /S/   Luke Yeh
                                                Name:  Luke Yeh
                                                Title: Assistant Vice President

LENDER:                                    BANK OF NEW YORK

                                           By:   /S/   Gerry Granovsky
                                                Name:  Gerry Granovsky
                                                Title: Vice President


LENDER:                                    THE GOVERNOR AND COMPANY OF
                                           THE BANK OF SCOTLAND

                                           By:  /S/    Stuart Gibson
                                                Name:  Stuart Gibson
                                                Title: Director


LENDER:                                    PARIBAS

                                           By:    /S/  Darlynn Ernst Kitcher
                                                Name:  Darlynn Ernst Kitcher
                                                Title: Vice President

                                           By:    /S/  Thomas G. Brandt

                                                Name:  Thomas G. Brandt
                                                Title: Managing Director


LENDER:                                    BARCLAYS BANK PLC

                                           By:    /S/  Timothy Harrington
                                                Name:  Timothy Harrington
                                                Title: Director


LENDER:                                    THE CHASE MANHATTAN BANK

                                           By:  /S/    John Huber
                                                Name:  John Huber
                                                Title: Managing Director


LENDER:                                    CITY NATIONAL BANK

                                           By:  /S/    Aaron Cohen
                                                Name:  Aaron Cohen
                                                Title: Vice President


LENDER:                                    COBANK, ACB

                                           By:    /S/  Anita Youngblut
                                                Name:  Anita Youngblut
                                                Title: Vice President


LENDER:                                    KZH CNC LLC

                                           By:   /S/   Virginia Conway
                                                Name:  Virginia Conway
                                                Title: Authorized Agent


LENDER:                                    CREDIT LYONNAIS NEW YORK BRANCH

                                           By:   /S/   Jeremy D. Horn
                                                Name:  Jeremy D. Horn

                                                Title: Vice President


LENDER:                                    DAI-ICHI KANGYO BANK, LIMITED

                                           By:    /S/  Nancy Stengel
                                                Name:  Nancy Stengel
                                                Title: Vice President


LENDER:                                    DRESDNER BANK AG, NEW YORK AND GRAND
                                           CAYMAN BRANCHES

                                           By:    /S/  James A. Majeski
                                                Name:  James  A. Majeski
                                                Title: First Vice President

                                           By:   /S/   Brian Schneider
                                                Name:  Brian Schneider
                                                Title: Assistant Vice President


LENDER:                                    FLEET NATIONAL BANK

                                           By:    /S/  Christine Campanelli
                                                Name:  Christine Campanelli
                                                Title: Vice President


LENDER:                                    FIRST UNION NATIONAL BANK

                                           By:    /S/  Chris Kalmbach
                                                Name:  Chris Kalmbach
                                                Title: Vice President


LENDER:                                    THE FUJI BANK, LIMITED

                                           By:    /S/  Masahito Fukuda
                                                Name:  Masahito Fukuda
                                                Title: Senior Vice President &
                                                       Group Head

LENDER:                                    GOLDMAN SACHS CREDIT PARTNERS LP

                                           By:    /S/  Mark Denatale
                                                Name:  Mark Denatale
                                                Title: Authorized Signatory


LENDER:                                    BAYERISCHE HYPO-UND VEREINSBANK AG

                                           By:   /S/   Eric N. Pelletier
                                                Name:  Eric N. Pelletier
                                                Title: Director

                                           By:   /S/   Patricia M. Tresnan
                                                Name:  Patricia M. Tresnan
                                                Title: Director


LENDER:                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                           By:    /S/  Vincente Timiraos
                                                Name:  Vincente Timiraos
                                                Title: Joint General Manager


LENDER:                                    MORGAN STANLEY DEAN WITTER PRIME
                                           INCOME TRUST

                                           By:   /S/   Peter Gewirtz
                                                Name:  Peter Gewirtz
                                                Title: Vice President

LENDER:                                    KZH PONDVIEW LLC

                                           By:   /S/   Virginia Conway
                                                Name:  Virginia Conway
                                                Title: Authorized Agent


LENDER:                                    KZH WATERSIDE LLC

                                           By:   /S/   Virginia Conway
                                                Name:  Virginia Conway
                                                Title: Authorized Agent


LENDER:                                    KZH STERLING LLC

                                           By:    /S/  Virginia Conway
                                                Name:  Virginia Conway
                                                Title: Authorized Agent


LENDER:                                    KZH ING-2 LLC

                                           By:   /S/   Virginia Conway
                                                Name:  Virginia Conway
                                                Title: Authorized Agent


LENDER:                                    THE ROYAL BANK OF SCOTLAND PLC

                                           By:     /S/ Karen L. Stefancic
                                                Name:  Karen Stefancic
                                                Title: Vice President


LENDER:                                    CITIZENS BANK

                                           By:  /S/    Cynthia J. Terwilliger
                                                Name:  Cynthia J. Terwilliger
                                                Title: Vice President

LENDER:                                  THE BANK OF NOVA SCOTIA

                                         By:    /S/  Vincent J. Fitzgerald, Jr.
                                              Name:  Vincent J. Fitzgerald, Jr.
                                              Title: Authorized Agent


LENDER:                                  METROPOLITAN LIFE INSURANCE COMPANY

                                         By:   /S/   James R. Dingler
                                              Name:  James R. Dingler
                                              Title: Director


LENDER:                                  METROPOLITAN PROPERTY AND CASUALTY
                                         INSURANCE COMPANY

                                         By:    /S/  James R. Dingler
                                              Name:  James R. Dingler
                                              Title: Authorized Agent


LENDER: PPM AMERICA, INC., as Attorney in Fact, on Behalf of Jackson National Life Insurance Company

                                         By:   /S/   Michael J. Harrington
                                              Name:  Michael J. Harrington
                                              Title: Vice President


LENDER:                                  WINGED FOOT FUNDING TRUST

                                         By:    /S/  Ashley R. Hamilton
                                              Name:  Ashley R. Hamilton
                                              Title: Authorized Agent


LENDER:                                  GPSF SECURITIES INC.

                                         By:   /S/   Mark A. Bernier
                                              Name:  Mark A. Bernier
                                              Title: Vice President

LENDER:                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                           By:    /S/  Thomas E. Johnstone
                                                Name:  Thomas E. Johnstone
                                                Title: Duly Authorized Signatory


LENDER:                                    KZH LANGDALE LLC

                                           By:  /S/    Susan Lee
                                                Name:  Susan Lee
                                                Title: Authorized Agent


LENDER:                                    KZH RIVERSIDE LLC

                                           By:   /S/   Susan Lee
                                                Name:  Susan Lee
                                                Title: Authorized Agent


LENDER:                                    PILGRIM PRIME RATE TRUST

                                           By:    /S/  Jeffrey A. Bakalar
                                                Name:  Jeffrey A. Bakalar
                                                Title: Senior Vice President


LENDER:                                    GALAXY CLO 1999 - 1, LTD.
                                           by SAI Investment Adviser, Inc.
                                           its Collateral Manager

                                           By:   /S/   James K. Hunt
                                                Name:  James K. Hunt
                                                Title: Authorized Agent